                                                                   Exhibit 1.A.5
                             PROVIDENT MUTUAL LIFE
                              INSURANCE COMPANY OF
                                  PHILADELPHIA

                           PHILADELPHIA, PENNSYLVANIA

               -------------------------------------
INSURED         JOHN DOE
                                         05/28/1995       POLICY ISSUE DATE
POLICY NUMBER   9,000,000
                                           35, MALE       ISSUE AGE AND SEX

FACE AMOUNT     $200,000.00              05/28/1995       POLICY DATE

DEATH BENEFIT     OPTION A
               -------------------------------------

PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA agrees:

     - To pay the Beneficiary of this Policy the Insurance Proceeds upon receiving due proof of the Insured's death;

     - To provide you (the Policy Owner) with the other rights and benefits of this Policy.

These agreements are subject to the provisions of this Policy.

THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED, AS DESCRIBED ON PAGE 9.

THE PORTION OF THE POLICY ACCOUNT VALUE THAT IS IN A SEPARATE ACCOUNT MAY INCREASE OR DECREASE, DEPENDING UPON THE UNIT VALUE OF SUCH SEPARATE ACCOUNT, WHICH IN TURN DEPENDS UPON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO OF A DESIGNATED INVESTMENT COMPANY. THE INVESTMENT OPTIONS FOR THIS POLICY ARE DESCRIBED ON PAGE 6. THERE IS NO GUARANTEED MINIMUM FOR THE PORTION OF YOUR POLICY ACCOUNT VALUE IN THE SEPARATE ACCOUNTS.

The portion of the Policy Account Value that is in the Guaranteed Account and the Loan Account will accumulate, after deductions, at rates of interest we determine. Such rates will not be less than 4% a year.

Please read this Policy with care. A guide to its provisions is on the last page. A description is on page 2. Any additional benefit riders and a copy of the Application are included in this Policy after page 19.

                 This is a legal contract between the Owner and
            Provident Mutual Life Insurance Company of Philadelphia.

RIGHT TO EXAMINE POLICY. You may examine this Policy and if for any reason you are not satisfied with it, you may cancel it by returning the Policy to us with a written request no later than: (a) 10 days after you receive it; (b) or 45 days after Part I of the Application was signed. All you have to do is take this Policy or mail it to our Home Office at 1600 Market Street, Philadelphia, Pennsylvania 19103, or to one of our offices or to the representative who sold it to you. If you do this, we will refund an amount equal to: (a) the difference between the premiums you paid (including any fees and charges) and the sum of the amounts allocated to the Guaranteed Account and the Separate Accounts; plus
(b) the value of the amounts allocated to the Guaranteed Account including any interest accumulated to the date you return the Policy to us; plus (c) the value of the amounts allocated to the Separate Accounts including the net investment experience of such Separate Accounts to the date you return the Policy to us; plus (d) any fees or charges imposed on the amounts allocated to the Guaranteed Account or the Separate Accounts.

Attest
                                                /s/ Robert W. Kloss
                Registrar                President and Chief Executive Officer

          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                           Adjustable Death Benefit.
       Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.

                               POLICY DESCRIPTION

This is a flexible premium adjustable variable life insurance policy.

Net premiums are allocated at your direction to one or more of the Separate Accounts and/or the Guaranteed Account.

The Separate Accounts invest in securities and other investments whose value is subject to market fluctuation and investment risk. There is no guarantee of principal or investment return.

The Guaranteed Account earns interest at rates we declare in advance. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed.

The duration of life insurance coverage depends on the Net Cash Surrender Value except that during the first two Policy Years, your Policy will remain in force if the sum of the premiums paid less loans and partial withdrawals equals or exceeds the Minimum Guarantee Premium.

If Death Benefit Option A has been selected, the death benefit is the Face Amount of this Policy and the amount of the death benefit is fixed, except where it is a percentage of the Policy Account Value. If Death Benefit Option B has been selected, the death benefit is the Face Amount of this Policy PLUS the Policy Account Value. The amount of the death benefit under Option B is variable. Under either Option, the death benefit will not be less than a percentage of the Policy Account Value.

To compute the Insurance Proceeds payable upon the Insured's death, we start with the death benefit and adjust this amount if there is a loan.

We make monthly deductions from the Policy Account Value to cover the cost of benefits provided under this Policy, including the cost of any benefits provided by rider. We will allocate such deductions to the Separate Accounts and the Guaranteed Account in accordance with your instructions.

If you surrender this Policy for its Net Cash Surrender Value or reduce the Face Amount of insurance during the first 10 Policy Years or within 10 years after the effective date of an increase in the Face Amount, we will deduct any applicable surrender charges from the Policy Account Value.

We will pay the proceeds under this Policy in one sum unless a Payment Option is in force. If you elect a Payment Option it will apply to payment of the Net Cash Surrender Value if you surrender this Policy or to the Insurance Proceeds paid to the Beneficiary when the Insured dies. If a Payment Option is not in force when the Insured dies, the Beneficiary will be able to elect a Payment Option for the Insurance Proceeds.

If this Policy lapses, coverage will end. If such occurs, you may be able to reinstate this Policy within three full years with full benefits.

As Policy Owner, you have these rights in this Policy, among others, subject to the terms, conditions and limits in this Policy:

     -   You may make premium payments at any time and of any amount.

     - You may change the allocation of premiums and deductions among your investment options.

     -   You may increase or decrease the Face Amount of insurance.

     -   You may change the Death Benefit Option.

     -   You may transfer amounts among your investment options.

     -   You may borrow on this Policy.

     -   You may make a partial withdrawal of the Net Cash Surrender Value.

     -   You may surrender this policy for its Net Cash Surrender Value.

     - You may change the Beneficiary of the Insurance Proceeds of this Policy.

     -   You may assign this Policy and change the Owner.

This is only a summary of what the policy provides. You should read the entire policy carefully as its terms govern your rights and our obligations.

                                POLICY SCHEDULE


INSURED                  JOHN DOE

POLICY NUMBER            9,000,000       05/28/1995       POLICY ISSUE DATE

FACE AMOUNT              $200,000.00      35, MALE        ISSUE AGE AND SEX

DEATH BENEFIT             OPTION A       05/28/1995       POLICY DATE

PREMIUM CLASS            STANDARD        05/28/2060       FINAL POLICY DATE


                                    BENEFITS
                                    --------

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        INITIAL FACE AMOUNT           $200,000.00

RIDER - CHILDRENS TERM INSURANCE          $10,000

RIDER - ACCELERATED DEATH BENEFIT





This Policy provides life insurance coverage on the Insured until the final policy date, provided the Net Cash Surrender Value is sufficient to cover the deductions for the cost to that date of the benefits of this Policy and of any riders. You may have to pay more than the premiums shown below to keep this Policy and coverage in force to that date, and to keep any additional riders in force.

MINIMUM INITIAL PREMIUM -                 $224.73
PLANNED PERIODIC PREMIUM -                 $87.54 PAYABLE MONTHLY
MINIMUM ANNUAL PREMIUM -                 $1,348.40
MINIMUM FACE AMOUNT -                  $200,000.00 AFTER 10TH POLICY YEAR
MINIMUM PAYMENT -                           $25.00
PARTIAL WITHDRAWAL - MINIMUM AMOUNT      $1,500.00
TRANSFERS - MINIMUM AMOUNT               $1,000.00
POLICY LOAN - FIXED                         6.00% POLICY LOAN INTEREST RATE
                MINIMUM LOAN AMOUNT -     $500.00

POLICY SCHEDULE
(Continued)

                                                  POLICY NUMBER     9,000,000


                                EXPENSE CHARGES


PREMIUM EXPENSE CHARGE

CONSISTS OF THE FOLLOWING:

     1. A Premium Tax Charge of 2.35% will be deducted from each premium payment for state and local premium taxes. We reserve the right to change this percentage if the applicable law changes or the insured's residence changes.

     2. A percent of premium charge not exceeding 3% will be deducted from each premium payment.

INITIAL ADMINISTRATIVE CHARGE

                  $ 17.50 deducted monthly from the Policy Account Value on the first 12 policy processing days.

MONTHLY ADMINISTRATIVE CHARGE

                  $7.50 deducted monthly from the Policy Account Value. We reserve the right to increase this charge, but it will not be greater than $12.00 a month.

FOR PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

                  $25.00 deducted from the Policy Account Value whenever you make a partial withdrawal.

FOR AN INCREASE IN FACE AMOUNT

     $50.00 plus $1.00 per $1,000 of increase in face amount deducted from the Policy Account Value. We reserve the right to increase this charge, but it will not be greater than $50.00 plus $3.00 per $1,000.

FOR TRANSFERS

     After the first four transfers of amounts among your investment options during a Policy Year, we will charge $25.00 for each additional transfer during that Policy Year.

                                POLICY SCHEDULE
                                  (Continued)

                                                    POLICY NUMBER   9,000,000


                               SURRENDER CHARGES


If this Policy is surrendered or lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value in determining its Net Cash Surrender Value. The Surrender Charge consists of Deferred Administrative Charge and the Deferred Sales Charge.

The Deferred Administrative Charge at any time during the policy year is $600.00 multiplied by the factor in the table below for that year, less the amount of any pro rata Deferred Administrative Charge previously paid under this Policy.

The Deferred Sales Charge at any time during the Policy Year is equal to (A) minus (B) where: (A) is the lesser of: (1) the maximum charge shown in the table below for that year; or (2) an amount equal to 27.00% of the first $2,634.00 in premium payments received during the first Policy Year plus 6.00% of all other premium payments paid to such time; and (B) is the amount of any pro rata Deferred Sales Charge previously paid under this Policy.

                 Policy                                        Maximum          Policy                     Maximum
                  Year                            Factor       Charge            Year          Factor      Charge

                    1                              1.00        $1,317.00            6           1.00      $1,317.00
                    2                              1.00        $1,317.00            7            .80      $1,053.60
                    3                              1.00        $1,317.00            8            .60      $  790.20
                    4                              1.00        $1,317.00            9            .40      $  526.80
                    5                              1.00        $1,317.00           10            .20      $  263.40

If the Face Amount of this Policy is decreased at any time during the first 10 Policy Years, a pro rata share of the Surrender Charge will be deducted.

If the Face Amount of this Policy is increased at any time, and within 10 years of the effective date of such increase you decrease the Face Amount or surrender this Policy, a Deferred Additional Sales Charge will be deducted.



                                     Page 4A

                                POLICY SCHEDULE
                                  (Continued)

                                                       POLICY NUMBER 9,000,000

GUARANTEED MONTHLY      COST OF INSURANCE RATES PER     1 ,000          OF NET
AMOUNT AT RISK


                   Attained                                         Attained                   Attained
                      Age                              Rate            Age       Rate            Age         Rate

                       35                             .21917            57      1.50750           79        9.45750
                       36                             .23417            58      1.64083           80       10.13250
                       37                             .25333            59      1.77917           81       10.86750
                       38                             .27500            60      1.93250           82       11.68333
                       39                             .30000            61      2.10500           83       12.58583
                       40                             .32833            62      2.29917           84       13.54083
                       41                             .36167            63      2.51917           85       14.51667
                       42                             .39583            64      2.76167           86       15.48167
                       43                             .43500            65      3.02417           87       16.42167
                       44                             .47583            66      3.29750           88       17.44750
                       45                             .52250            67      3.58417           89       18.46000
                       46                             .56917            68      3.87917           90       19.47417
                       47                             .62000            69      4.19333           91       20.51000
                       48                             .67333            70      4.54000           92       21.61083
                       49                             .73333            71      4.92417           93       23.02500
                       50                             .79167            72      5.36083           94       24.84583
                       51                             .87000            73      5.85250           95       27.49667
                       52                             .95167            74      6.38833           96       32.04583
                       53                            1.04500            75      6.98083           97       40.01667
                       54                            1.15000            76      7.59167           98       54.83167
                       55                            1.26167            77      8.21000           99       83.33333
                       56                            1.38250            78      8.82583

                                POLICY SCHEDULE
                                  (CONTINUED)


                               ALLOCATION OPTIONS
                                  SCHEDULE A-1

THE MARKET STREET FUND, INC.:

          Provident Mutual Variable Large Cap Growth Subaccount
          Provident Mutual Variable Large Cap Value Subaccount
          Provident Mutual Variable Small Cap Growth Subaccount
          Provident Mutual Variable Small Cap Value Subaccount
          Provident Mutual Variable Growth Separate Account
          Provident Mutual Variable Aggressive Growth Separate Account Provident Mutual Variable Bond Separate Account
          Provident Mutual Variable Managed Separate Account
          Provident Mutual Variable Money Market Separate Account
          Provident Mutual Variable International Separate Account



                                  SCHEDULE A-2


THE ALGER AMERICAN FUND:

          Alger American Small Capitalization Subaccount


VARIABLE INSURANCE PRODUCTS FUND (VIP) OR THE
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):

          Fidelity Asset Manager Subaccount (VIP II)
          Fidelity Contrafund Subaccount (VIP II)
          Fidelity Equity-Income Subaccount (VIP)
          Fidelity Growth Subaccount (VIP)
          Fidelity High Income Subaccount (VIP)
          Fidelity Index 500 Subaccount (VIP II)
          Fidelity Investment Grade Bond Subaccount (VIP II)
          Fidelity Overseas Subaccount (VIP)

                                POLICY SCHEDULE
                                  (CONTINUED)



NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:

          Neuberger & Berman Limited Maturity Bond Subaccount
          Neuberger & Berman Partners Subaccount


VAN ECK WORLDWIDE INSURANCE TRUST:

          Van Eck Worldwide Bond Subaccount
          Van Eck Worldwide Emerging Markets Subaccount
          Van Eck Worldwide Hard Assets Subaccount
          Van Eck Worldwide Real Estate


                                  SCHEDULE A-3


PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT:

Maturity Date of Series: February 15, 2006
---------------------

                                     Page 6A

                                  DEFINITIONS

ATTAINED AGE. The Issue Age of the Insured plus the number of full years since the Policy Date.

CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges.

INSURANCE PROCEEDS. The net amount to be paid to the Beneficiary when the Insured dies. (See Amount of Insurance Proceeds provision.)

INSURED. The person named as the Insured on the first page. He or she need not be the Owner.

LOAN ACCOUNT. The account to which we transfer the amount of any policy loan from the Separate Accounts and Guaranteed Account.

MINIMUM GUARANTEE PREMIUM. The Minimum Annual Premium multiplied by the number of months since the Policy Date, including the current month, divided by 12.

NET CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges, minus any outstanding policy loans and accrued interest.

NET PREMIUM. The remainder of a premium after deduction of the Premium Expense Charge.

POLICY ACCOUNT VALUE. The sum of this Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account.

POLICY ANNIVERSARY. The same day and month as the Policy Date in each later year.

POLICY PROCESSING DAY. The day in each calendar month which is the same day of the month as the Policy date. The first Policy Processing Day is the Policy Date.

POLICY YEAR. A year that starts on the Policy Date or on a Policy Anniversary.

WE, OUR, US AND COMPANY. Provident Mutual Life Insurance Company of Philadelphia, a Pennsylvania Corporation.

YOU AND YOUR. The Owner of this Policy.


                               GENERAL PROVISIONS

THE CONTRACT. This Policy is issued in consideration of payment of the Minimum Initial Premium shown in the Policy Schedule. This Policy and the initial Application, a copy of which is attached, and all subsequent Applications to change the policy and all additional Policy Schedule pages added to this Policy, form the whole contract. We assume that all statements in the Applications were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud they are assumed to be representations and not warranties. We relied on those statements when we issued or changed this Policy. We will not use any statement, unless made in the Applications, to void this Policy or to deny a claim.

POLICY MODIFICATIONS. Only the President or a Vice President of the Company may agree to modify this Policy, and then only in writing.

SUICIDE EXCLUSION. If the Insured, whether sane or insane, dies by suicide within two years from the Policy Issue Date, our payment will be limited to the sum of premiums paid, minus any loan and loan interest and any partial withdrawals of Net Cash Surrender Value. If the Insured, whether sane or insane, dies by suicide within two years of the Effective Date of a policy change which increases the Death Benefit, our payment with respect to such increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to such increase and the expense charge for the increase in Face Amount deducted from the Policy Account Value.

MISSTATEMENT OF AGE OR SEX. If the Insured's stated age or Sex is not correct, the death benefit and any benefits provided by riders to this Policy shall be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any benefits provided by such riders, at the correct age and Sex. There is no adjustment to the Policy Account Value at that time.

INCONTESTABILITY. We have the right to contest the validity of this Policy based on material misstatements made in the initial Application for this Policy. We also have a right to contest the validity of any policy change based on material misstatements made in any Application for that change. However, we will not contest this Policy after it has been in force during the Insured's lifetime for two years from the Policy Issue Date, except for nonpayment of the Minimum Initial Premium. We will not contest any policy change that requires evidence of insurability, or any reinstatement of this policy, after such change or reinstatement has been in effect for two years during the Insured's lifetime. See any supplementary benefit riders for modifications that apply to them.

PERIODIC REPORT. At least once a year we will send you a report for this Policy. It will show: (1) the current Death Benefit; (2) the current Policy Account Value; (3) the Guaranteed Account Value; (4) the Loan Account Value; (5) the value in each Separate Account; (6) premiums paid since the last report; (7) charges deducted since the last report; (8) any partial withdrawals of Net Cash Surrender Value since the last report; (9) any policy loans and accrued interest; (10) the current Net Cash Surrender Value; (11) any other information that may be required when and where this Policy is delivered.

  You may ask for a similar report at some other time. We have the right to make a reasonable charge for the reports that you ask for, and to limit the scope and frequency of such reports.

PAYMENTS. We will usually pay any amounts payable as a result of surrender, partial withdrawal or policy loan within 7 days after we receive your written request at our Home Office in a form satisfactory to us. We will usually pay the Insurance Proceeds within 7 days after we receive proof of the Insured's death at our Home Office and all other requirements deemed necessary are met.

  However, payment may be postponed if we are not able to sell securities or determine the value of the assets of the Separate Accounts because:

     1.  the New York Stock Exchange is closed;

     2. the Securities and Exchange Commission (SEC) requires trading to be restricted or declares an emergency; or

     3. the SEC by order permits us to defer payments for the protection of Policy Owners.

  As to amounts allocated to the Guaranteed Account, we may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after we receive your written request at our Home Office.

  We will allow interest, at a rate of 3% a year, on any payment we defer for 30 days or more under this provision.

POLICY CHANGES - TAX CONSIDERATIONS. In order to receive the tax treatment accorded to life insurance under federal tax laws, this Policy must qualify and continue to qualify as life insurance under the Internal Revenue Code. We reserve the right to decline to accept a premium payment, to decline to change the Death Benefit Option, or to decline a partial withdrawal which would cause this Policy to fail to qualify as life insurance under the applicable tax law, as interpreted by us. We also reserve the right to make changes in this Policy or to riders or to make distributions from this Policy to the extent we deem such to be necessary for this Policy to continue to qualify as life insurance. Such changes will apply uniformly to all affected policies. You will receive advance written notification of such changes.

CHANGES IN POLICY COST FACTORS. Changes in credited interest rates, cost of insurance charges, Percent of Premium Charge, mortality and expense risk charges, and Monthly Administrative Charges will be by class and will be based upon changes in future expectations for such factors as:

     a.  investment earnings;

     b.  mortality;

     c.  persistency;

     d.  expenses; and

     e.  taxes.

  Any change will be determined in accordance with the procedures and standards on file, if required, with the insurance supervisory official of the state in which this policy is delivered.

POLICY ILLUSTRATIONS. Upon request, we will provide an illustration of the future benefits under this Policy. We reserve the right to charge a reasonable fee for this service if you request more than one policy illustration during a Policy Year.


                     POLICYOWNER AND BENEFICIARY PROVISIONS

OWNERSHIP. Unless otherwise stated in the Application or later changed, the Owner of this Policy is the Insured. While the Insured is living, the Owner alone is entitled to exercise any right and privilege granted by this Policy or by us. If the Insured is living on the Final Policy Date shown in the Policy Schedule and while this Policy is in force, we will pay you, the Owner, the Policy Account Value on that date, less any outstanding policy loan and accrued loan interest. This Policy will then end. If you are not the Insured and you die while the Insured is still living, all rights will vest in your estate, unless otherwise provided.

BENEFICIARY. The Beneficiary is entitled to the Insurance Proceeds under this Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, we will pay the Insurance Proceeds in one sum to the Insured's estate.

CHANGES. While the Insured is living, you may change the Owner or Beneficiary by written notice in a form satisfactory to us. The change will take effect on the date you sign the notice, except that it will not apply to any payment or other action we take before we receive the notice at our Home Office. If you change the Beneficiary, any previous arrangement you made under the Payment Options provision is cancelled.

ASSIGNMENT. You may assign this Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Home Office. Your rights and those of any other person referred to in this Policy will be subject to the assignment. We assume no responsibility for the validity of any assignments.

                            DEATH BENEFIT PROVISIONS

  If the Insured dies while this Policy is in force, we will pay the Insurance Proceeds to the Beneficiary when we receive: (1) proof that the Insured died before the Final Policy Date; and (2) all other requirements deemed necessary to make payment.

DEATH BENEFIT. The Death Benefit will be determined under either Option A or Option B below, whichever you have chosen and is in effect at such time.

  Under either Option, the duration of insurance coverage depends upon your Net Cash Surrender Value.

OPTION A. Under Option A, the death benefit is the greater of the Face Amount of insurance, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is fixed, unless it is determined by such a percentage.

OPTION B. Under Option B, the death benefit is the greater of the Face Amount of insurance PLUS the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is variable.

TABLE OF PERCENTAGES. The following table is used in determining the Death Benefit under Option A and Option B above. For Attained Ages not shown, the applicable percentages shall decrease by a ratable portion for each full year.

        ATTAINED AGE                              PERCENTAGE
        ------------                              ----------
        0 through 40                                 250%
        45                                           215%
        50                                           185%
        55                                           150%
        60                                           130%
        65                                           120%
        70                                           115%
        75 through 90                                105%
        95 through 99                                100%

AMOUNT OF INSURANCE PROCEEDS. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

     1.  the Death Benefit described above;

     2.  plus any dividend payable at death;

     3. plus any additional benefits due under a supplementary benefit rider attached to this Policy;

     4.  less any loan and accrued loan interest on this Policy;

     5. less any overdue deductions if the death of the Insured occurs during the Grace Period.

PAYMENT OF INSURANCE PROCEEDS. We will pay the Insurance Proceeds to the Beneficiary in a lump sum, unless a Payment Option has been selected. If the proceeds are payable in a lump sum, we will add interest to the amount of such proceeds for the period from the date of death to the date of payment. The amount of interest will be computed at the yearly rate of 3% or any higher rate declared by us or required by law.

CHANGING THE FACE AMOUNT OF INSURANCE OR DEATH BENEFIT OPTION. During the first two Policy Years, the Death Benefit Option and the Face Amount of insurance will be as selected at the time of application, as shown in the Policy Schedule.

  After the second Policy Year while this policy is in force you may change the Death Benefit Option or the Face Amount. Any change will be effective as of the Policy Processing Day that coincides with or next follows the date we approve your written request, provided we have received the premium required for the change. You may request a change by completing an application for change. A copy of such application will be attached to new Policy Schedule pages which will be issued when the change is approved. The application for change and new Policy Schedule pages will become a part of this Policy. We may require you to return this Policy to make a change.

FACE AMOUNT INCREASE. You may request a Face Amount increase subject to the following:

     a. you must provide evidence satisfactory to us of the Insured's insurability;

     b.  the Insured's Attained Age must be 75 years or less;

     c. you may not have increased the Face Amount in the prior 12-month period;

     d.  the Face Amount increase must be for at least $25,000.

        We will deduct the expense charge for an increase in Face Amount shown in the Policy Schedule from the Policy Account Value as of the effective date of the increase. The deduction will be made in accordance with the allocation schedule for monthly deductions in effect at such time.

  You may cancel an increase in Face Amount and receive a refund by giving us written notice no later than: (a) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (b) 45 days after you signed the application for the increase. The amount of the refund will be equal to the monthly deductions for such increase plus the expense charge for the increase in Face Amount shown in the Policy Schedule. If you cancel the increase but do not request a refund, we will add the refund to the Policy Account Value. This amount will be allocated in the same proportion as it was deducted.

CONVERSION PRIVILEGE FOR INCREASE. You have the right once during the first two years following the Effective Date of an increase in Face Amount to convert the increase in Face Amount and receive a life insurance policy that provides for fixed benefits. No evidence of insurability will be required. The new Policy will have the same Face Amount and Issue Date as the amount and Effective Date of the increase. Premiums for the new Policy will be based on our rates in effect for the same Attained Age, Sex and Premium Class of the Insured as of the Effective Date of the increase. A refund will be made equal to the monthly deductions for such increase plus the expense charge for the increase shown in the Policy Schedule.

FACE AMOUNT DECREASE. You may request a Face Amount decrease provided:

     a. during the first 10 Policy Years, the Face Amount of the policy after the decrease is not less than the minimum amount for which we would then issue this Policy under our rules; after the 10th Policy Year the minimum amount after the decrease is shown in the Policy Schedule;

     b.  the amount of the decrease is for at least $25,000;

     c. you may not have increased the Face Amount in the prior 12-month period;

     d. if the decrease is made during the first 10 Policy Years, or within 10 years following the effective date of a Face Amount increase, we will deduct a pro rata share of any applicable surrender charges from the Policy Account Value.

     e. A decrease in the Face Amount will reduce this Policy's Face Amount in the following order:

         1. the Face Amount attributable to the most recent Face Amount increase;

         2. the Face Amount attributable to the next most recent Face Amount increases, successively;

         3.     the Initial Face Amount.

CHANGE FROM DEATH BENEFIT OPTION A TO OPTION B. If you request a change from Option A to Option B, we will decrease the Face Amount by the Policy Account Value as of the date of change. We reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum amount for which we would then issue this Policy under our rules.

CHANGE FROM DEATH BENEFIT OPTION B TO OPTION A. If you request a change from Option B to Option A, we will increase the Face Amount by the Policy Account Value on the date of change.

  The decreases and increases in Face Amount described above in connection with changes in the Death Benefit Option are made so the Death Benefit remains the same on the date of change. We do not require evidence of insurability, nor do we deduct a surrender charge or the expense charge to increase the Face Amount for such changes.

TAX CONSIDERATIONS. We reserve the right to refuse to make a policy change if such would cause this Policy to fail to qualify as life insurance under applicable laws, as interpreted by us.

                           PREMIUM PAYMENT PROVISIONS

The Minimum Initial Premium shown in the Policy Schedule is due on or before the date the policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid, while the health and other conditions of the Insured stay the same as described in the application for this policy. Prior to the Final Policy Date and while this policy is in force you may make additional premium payments at any time and in any amount (subject to certain limits described below). We intend to send premium reminder notices to you for the Planned Periodic Premium shown in the Policy Schedule, unless at the time of application or later you request in writing that such notices not be sent. You do not need to pay the Planned Periodic Premiums and may change their frequency and amount subject to the limits described below. (However, see Grace Period.)

LIMITS FOR PREMIUM PAYMENTS. Each premium payment after the initial one must be for at least the Minimum Payment amount shown in the Policy Schedule. We may increase this minimum amount upon 90 days written notice to you of such increase. This minimum amount will not exceed $500.

We reserve the right not to accept premium payments during a Policy Year if we determine that such would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

We reserve the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value unless you provide evidence of the Insured's insurability satisfactory to us.

GRACE PERIOD. During the first two Policy Years, the duration of the insurance coverage under this Policy depends, in part, upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions. If the Net Cash Surrender Value is not sufficient, we will determine if the Minimum Guarantee Premium has been paid. If the Net Cash Surrender Value is not sufficient and the sum of the premiums paid less any loans and partial withdrawals does not equal or exceed the Minimum Guarantee Premium, the Grace Period described below will begin. After the first two Policy Years, the duration of the insurance coverage under this Policy depends solely upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions.

If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month (and during the first two Policy Years, the Minimum Guarantee Premium has not been paid), we will send written notice to you and any assignee of record stating that a Grace Period of 61 days has begun, starting on the date we mail such notice. The notice will indicate an amount equal to three monthly deductions. If we do not receive payment of such amount before the end of the Grace Period, we will withdraw the Policy Account Value including any applicable surrender charge and send you and any assignee of record written notice that the Policy has lapsed without value. If the Insured dies during the Grace Period we will pay the Insurance Proceeds.

REINSTATEMENT. If this Policy has lapsed without value, you may reinstate it while the Insured is alive if you:

     1. apply for reinstatement within three years after the end of the Grace Period;

     2.  provide evidence of the Insured's insurability satisfactory to us; and

     3. make a premium payment of an amount sufficient to keep the Policy in force for at least three months after the date of reinstatement.

The Effective Date of the reinstated Policy will be the Policy Processing Day which coincides with or next follows the date we approve the reinstatement application.

                             PREMIUM EXPENSE CHARGE

The Premium Expense Charge consists of the following:

     1.  Premium Tax Charge; and

     2.  Percent of Premium Charge.

The Premium Expense Charge will be deducted from any premiums paid and the amount remaining will be the Net Premium. The amounts of these charges are shown in the Policy Schedule.

                             THE SEPARATE ACCOUNTS

Separate Accounts will be used to support the operation of this Policy and to support other variable life insurance policies. We will not allocate assets to the Separate Accounts to support the operation of any contracts or policies that are not variable life insurance.

  The term "Separate Account" as used in this Policy includes any Sub-Account of a Separate Account.

  We own the assets in the Separate Accounts. However, these assets are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to a Separate Account will be credited to or charged against the account without regard to our other income, gains or losses.

  The Separate Accounts are described in the Policy Schedule. The Separate Accounts will invest in shares or units of their respective portfolios or series. The Separate Accounts are collectively treated as a unit investment trust under federal securities laws. They are registered with the Securities and Exchange Commission (SEC) according to the Investment Company Act of 1940 (1940
Act).

  The Separate Accounts are subject to the laws of the Commonwealth of Pennsylvania which regulate the operations of insurance companies incorporated in Pennsylvania. The investment policies of the Separate Accounts will not be changed without the approval of the Pennsylvania Commissioner of Insurance. The approval process has been filed with the insurance supervisory official of the state in which this Policy is delivered.

  We have the right, subject to compliance with applicable laws, to make additions to, deletions from, or substitutions for, the shares or units of an investment company that are held by the Separate Accounts or that the Separate Accounts may purchase. We reserve the right to eliminate the shares or units of an eligible portfolio or series, and to substitute shares or units of another portfolio or series, or another fund, if the shares or units of the portfolio or series are no longer available for investments, or if in our judgment further investment in the portfolio or series should become inappropriate in view of the purposes of the Separate Account. In the event of any substitution or change, we may, subject to your written approval and by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect the substitution or change.

  We also reserve the right to transfer assets of a Separate Account, which we determine to be associated with the class of policies to which this Policy belongs, to another Separate Account. If this type of transfer is made, the Separate Account specified in this Policy shall then refer to the Separate Account to which the assets were transferred.

  The Policy Owner will share only in the income, gains and losses of the particular Separate Accounts to which your Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.

  That portion of the assets of the Separate Accounts which equals the reserves or other policy liabilities of the policies which are supported by the Separate Accounts will not be charged with liabilities arising from any other business we conduct. We have the right to transfer to our General Account any assets of the Separate Accounts which are in excess of such reserves and other policy liabilities.

  When permitted by law, we also reserve the right:

     1. to create additional Separate Accounts; to create Sub-Accounts from, or combine or remove Sub-Accounts from, Separate Accounts; or to combine any two or more Separate Accounts;

     2. to operate any one or more of the Separate Accounts as a management investment company under the 1940 Act or in any other form permitted by law;

     3.  to deregister the unit investment trusts under the 1940 Act;

     4.  to modify the provisions of this Policy to comply with applicable laws;

     5. to restrict or eliminate any voting rights of policyholders or other persons who have voting rights as to the Separate Accounts.

  We will value the assets of the Separate Accounts on each business day.

  If you object to a material change in the investment policy of a Separate Account in which you have at such time a portion of the Policy Account Value, you may transfer such portion of the Policy Account Value, upon written request, from that Separate Account, without charge, to another Separate Account or to the Guaranteed Account. You may then change your premium and deduction allocation percentages.

                             POLICY ACCOUNT VALUE:
                           ALLOCATIONS AND TRANSFERS

The Policy Account Value for this Policy is based on the policy values in the Separate Accounts, Guaranteed Account and the Loan Account to which you have: allocated Net Premiums; transferred account values; and allocated monthly deductions. Each allocation percentage must be a whole number.

ALLOCATION OF NET PREMIUMS. Net Premiums will be allocated to the Separate Accounts and the Guaranteed Account on the date we receive such premium payment. The allocation will be based on the premium allocation percentages then in effect. The percentage chosen by you at the time of application will apply until you notify us in writing of a new allocation schedule for premium payments.

ALLOCATION FOR MONTHLY DEDUCTIONS. Monthly Deductions will be allocated to the Separate Accounts and Guaranteed Account based on the allocation percentages chosen by you at the time of application or as later changed by written request to us. If we cannot make a monthly deduction on the basis of the allocation schedule then in effect, we will make such deduction and future deductions based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

TRANSFERS. We will allow you to make four transfers in a Policy Year without charge. We will make a charge for additional transfers in such Policy Year. The maximum charge is shown in the Policy Schedule. The transfer charge will be deducted from the amount being transferred.

TRANSFERS FROM SEPARATE ACCOUNTS. You may ask us to transfer all or part of the amount in one of the Separate Accounts to another Separate Account or to the Guaranteed Account. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or the entire value of the Separate Account. The transfer will be made as of the date we receive your written request at our Home Office.

TRANSFERS FROM GUARANTEED ACCOUNT. Within 30 days prior to or following any Policy Anniversary you may ask us to make one transfer for up to 25% of your Guaranteed Account Value to any of the Separate Accounts. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or your Guaranteed Account Value on such Policy Anniversary. The date of transfer will be as of the Policy Anniversary if your written request is received prior to the Policy Anniversary; if your written request is received after the Policy Anniversary, the transfer will be made as of the date we receive your request at our Home Office.

SPECIAL TRANSFER RIGHT. During the first two years following the Policy Issue Date, you may request one transfer of the entire Policy Account Value in the Separate Accounts to the Guaranteed Account. This request will not count towards the four free transfers in a Policy Year and is not subject to a transfer charge.


                             CALCULATION OF VALUES

BASIS OF CALCULATION. Minimum cash surrender values and maximum cost of insurance rates are based on the Commissioners 1980 Standard Ordinary Smoker and Nonsmoker Mortality Table for the sex of the Insured. Cash surrender values are at least equal to those required by law. Reserves are computed by the Commissioners Reserve Valuation Method. A detailed statement of how we calculate the values for this Policy has been filed with the insurance supervisory official of the state in which this Policy is delivered.

CALCULATION OF VALUE OF SEPARATE ACCOUNTS. The Policy Account Value in a Separate Account at any time is equal to the number of units this Policy then has in that Separate Account multiplied by the Separate Account's unit value at that time.

  Amounts allocated, transferred or added to a Separate Account are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units in a Separate Account at any time is equal to the number of units purchased minus the number of units redeemed up to such time.

  The unit value of a Separate Account on any Valuation Day is equal to the unit value for that Separate Account on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

VALUATION DAY AND PERIOD. Assets are valued at the close of a Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for business and any other day in which there is a sufficient degree of trading of the Separate Account's portfolio of securities to materially affect the value of a Separate Account.

  A Valuation Period is the time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

NET INVESTMENT FACTOR. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is (a) divided by (b), minus (c) and minus (d), where:

    (a) is:

        1. the value of the assets in the Separate Account for the preceding Valuation Period; plus

        2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus

        3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

        4. any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and

    (b) is the value of the assets in the preceding Valuation Period; and

    (c) is a charge no greater than .90% per year (.002465753% for each day in the Valuation Period) for mortality and expense risks; and

    (d) is a charge, for the Zero Coupon Separate Account only, no greater than .50% per year (.001369863% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

  We will value the assets in the Separate Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

CALCULATION OF GUARANTEED ACCOUNT VALUE. The Guaranteed Account Value at any time is equal to the amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred and withdrawn from it. Amounts deducted, transferred or withdrawn will be on a last in, first out basis.

We will credit the Guaranteed Account Value with interest at effective annual rates we determine. These rates will not be less than 4%. For the amount in the Guaranteed Account at the beginning of a calendar year, we will determine such interest rates in advance of each calendar year. Such rates will apply to the calendar year which follows the date of determination. For amounts allocated or transferred to the Guaranteed Account during a calendar year, we will determine such interest rates in advance of the date such amount is received or transferred. Such rates will apply to the end of the calendar year in which the payment is received or the transfer is made.

Interest will be credited on each Policy Processing Day as follows:

        For amounts in the Guaranteed Account for the entire prior policy month, from the beginning to the end of such policy month;

        For amounts allocated to the Guaranteed Account during the prior policy month, from the date we allocate a Net Premium to the Guaranteed Account or receive a loan repayment to the end of the policy month;

        For amounts transferred to the Guaranteed Account during the prior policy month, from the date of transfer to the end of the policy month;

        For amounts deducted or withdrawn from the Guaranteed Account during the prior policy month, from the beginning of the prior policy month to the date of deduction or withdrawal.

MONTHLY DEDUCTIONS. On each Policy Processing Day, beginning on the Policy Date, we will deduct the following charges from the Policy Account Value:

        1.      The Monthly Administrative Charge shown in the Policy Schedule;

        2. On the first 12 Policy Processing Days, the Initial Administrative Charge shown in the Policy Schedule;

        3. The monthly cost of any benefits provided by rider to this Policy, in accordance with such rider;

        4.      The monthly cost of insurance charge, as described below.

  The monthly cost of insurance charge is: (a) multiplied by the result of (b) minus (c):

                (a) is the current monthly cost of insurance rate per $1000 divided by 1000;

and the result of (b) minus (c) is the net amount at risk where:

                (b)   is your current death benefit; and

                (c) is your Policy Account Value (after other deductions but before cost of insurance).

  The cost of insurance rates are based on the Insured's Attained Age, Sex, Premium Class and duration. For the Initial Face Amount, we will use the Premium Class as of the Policy Issue Date. For each Face Amount increase, we will use the Premium Class and duration applicable to the increase. Current cost of insurance rates will be determined by the Company based on our expectations as to future mortality costs and expenses. However, these rates will never exceed those shown in the Table of Guaranteed Maximum Cost of Insurance Rates Per $1000 of Net Amount At Risk shown in the Policy Schedule. If Death Benefit Option A is in effect and there have been Face Amount increases, the Policy Account Value will first be considered as part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it will be considered as a part of the increases in Face Amount in the order of such increases.

OTHER DEDUCTIONS. We also make the following other deductions from the Policy Account Value as they occur:

     1.  Charge for partial withdrawal of Net Cash Surrender Value;

     2. Surrender charges if during the first 10 Policy Years or within 10 years of the effective date of an increase in Face Amount, you surrender this policy for its Net Cash Surrender Value, reduce the Face Amount of insurance, or this policy lapses at the end of a Grace Period;

     3.  Charge to increase the Face Amount of insurance;

     4.  Charge for certain transfers of the Policy Account Value.


                           SURRENDERS AND WITHDRAWALS

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender this Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of this Policy at any time is equal to the Policy Account Value on such date less any Surrender Charge and any Additional Surrender Charge, less any outstanding policy loan and accrued interest. We will determine the Net Cash Surrender Value on the date we receive your signed written surrender request at our Home Office. Coverage under this Policy will end on the date you send the surrender request to us.

SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value during the first 10 Policy Years, or if this Policy lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value. This Surrender Charge has two parts: the Deferred Administrative Charge and the Deferred Sales Charge. The amounts of such charges are shown in the Policy Schedule.

If you request a reduction in the Initial Face Amount during any of the first 10 Policy Years, we will deduct a pro rata Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Surrender Charge will be the Surrender Charge multiplied by the amount of the reduction in the Initial Face Amount divided by the Initial Face Amount as of the effective date of such reduction. We will allocate the pro rat Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

ADDITIONAL SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value within 10 years of the effective date of an increase in Face Amount or if this policy lapses within 10 years of the effective date of an increase in Face Amount, we will deduct an Additional Surrender Charge from the Policy Account Value. The Additional Surrender Charge is a Deferred Additional Sales Charge. The amount of such charge or charges will be shown in the Policy Schedule pages issued when you increase the Face Amount.

  If you request a reduction in Face Amount within 10 years of the effective date of a Face Amount increase, we will deduct a pro rata Additional Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Additional Surrender Charge will be the Additional Surrender Charge applicable to the Face Amount increase multiplied by the amount of reduction in the Face Amount increase divided by the amount of the Face Amount increase as of the effective date of such reduction.

  We will allocate the pro rata Additional Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. After the first Policy Year, you may make a written request for a partial withdrawal of the Net Cash Surrender Value, subject to restrictions below and the minimum amount shown in the Policy Schedule. As of the date we receive your request at our Home Office, we will reduce the Policy Account Value by the amount withdrawn plus the expense charge for a partial withdrawal shown in the Policy Schedule. If Death Benefit Option A is in effect, we will reduce the Face Amount by such amount.

  We will allocate the withdrawal and expense charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

  We reserve the right to decline your withdrawal request if: the Face Amount would be reduced below the minimum amount for which we would then issue this Policy under our rules; or we determine that the withdrawal would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

  If we approve your request, we will issue revised Policy Schedule pages reflecting the changes, if any. The revised pages will become a part of this policy. We may require you to return the policy to make the change.


                             POLICY LOAN PROVISIONS

You may borrow from this Policy while it has a loan value. This Policy will be the only security for the loan. Any policy loan must be for at least the minimum amount shown in the Policy Schedule. The maximum amount which may be borrowed is the Net Cash Surrender Value. We will allocate the loan based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

        The collateral for the loan will be the loan amount plus accrued interest to the next Policy Anniversary less interest at 4% per annum which will be earned to such Policy Anniversary. The collateral for the loan will be deducted from each account and transferred to the Loan Account. The collateral for any existing loan will be recalculated: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

EFFECT OF LOANS. A policy loan will have a permanent effect on your benefits under this Policy, even if it is repaid. The loan amount which is transferred to the Loan Account will be maintained separately.

INTEREST RATE CHARGED ON LOANS. We will charge interest on loans at the fixed yearly rate of 6%. Loan interest is due at the end of each Policy Year. If you do not pay the interest when it is due, we will add it to the outstanding loan. The unpaid interest will then be treated as part of the loaned amount and bear interest at the policy loan interest rate. We will allocate the unpaid interest based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

LOAN INTEREST CREDITED. We will credit the Loan Account with interest at an effective annual rate we determine. This rate will not be less than 4%. We will determine such rate in advance of each calendar year. This rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to each of your Accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

LOAN REPAYMENTS. You may repay all or part of a policy loan at any time while the Insured is alive and this Policy is in force. We will assume that any payments made while there is an outstanding loan on this Policy is a loan repayment, unless you tell us, in writing, that such is a premium payment.

  Repayments will first be allocated to the accounts based on the allocation of the outstanding loan from each account as of the date of repayment. Any repayment in excess of the amount of the outstanding loan will be allocated based on the amount of accrued interest for the outstanding loan.

  Failure to repay a loan or pay loan interest will not cause this policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. In that event, the Grace Period provision will apply.


                              DIVIDEND PROVISIONS

  While this Policy is in force, we will determine its share in our divisible surplus once a year. It is not anticipated that dividends will be paid on this Policy. Any dividends paid will be credited on the Policy Anniversary. You may select one of the Dividend Options listed below. If you do not select any Option, we will pay any dividends under Option 2:

     1.  CASH. We will pay any dividend to you in cash.

     2. PREMIUM PAYMENT. We will consider the dividend to be a Net Premium. We will allocate it in accordance with the premium allocation schedule then in effect.

                                PAYMENT OPTIONS

  Payments under these Options will not be affected by the investment experience of any Separate Account after proceeds are applied under such Options.

  Instead of being paid in one sum, the proceeds of this Policy may be paid under one of the Options below.

OPTION 1 - PROCEEDS AT INTEREST. We will pay interest on the proceeds at 12, 6, 3 or 1 month intervals, as elected. The interest per interval for each $1,000 of proceeds is shown in the table below:

        Interval in Months       Amount of Interest
                12                       $30.00
                 6                        14.89
                 3                         7.42
                 1                         2.47

OPTION 2 - INSTALMENTS OF A SPECIFIED AMOUNT. We will pay the proceeds in equal instalments of the amount elected with our consent at 12, 6, 3 or 1 month intervals. We will add interest on the balance of proceeds to such balance each year. We will pay instalments until the proceeds and interest are exhausted. The last instalment will be for the balance only of the proceeds and interest.

OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in the number of equal monthly instalments certain set forth in the election. We will base the amount of each instalment on the Option 3 table. If so elected, the instalments may be paid at 12, 6 or 3 month intervals. The amount of each instalment in such case will be the product of the monthly instalment and the factor shown in the table below:

                                 Factor Applied to
        Interval in Months       Monthly Instalment
                12                       11.839
                 6                        5.963
                 3                        2.993

OPTION 4 - LIFE INCOME. We will use the proceeds to provide equal monthly instalments during the payee's life. We will pay the instalments, as elected, either without instalments certain or with instalments certain for 120 months, for 240 months, or until the proceeds are refunded.

  "Until the proceeds are refunded" means until the sum of the instalments paid by us equals the amount of proceeds settled under this Option. We will base the amount of each instalment on the Option 4 table.

OPTION 5 - JOINT AND SURVIVOR LIFE INCOME. We will use the proceeds to provide equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor. We will pay the instalments certain for either 120 or 240 months, as elected. We will base the amount of each instalment on the Option 5 table.

DATE OF FIRST PAYMENT. We will make the first payment under Option 1 at the end of the first payment interval. We will make the first payment under Option 2, 3, 4 or 5 on the date on which the Option takes effect.

INTEREST. The interest rate underlying all of the above Options is 3% per year. Additional interest may be declared each year by us. Such additional interest will:

     1.  increase the interest payment under Option 1;
     2.  be added to the proceeds under Option 2; or
     3.  increase the instalments certain under Option 3, 4 or 5.

WITHDRAWAL OR COMMUTATION. If expressly provided in the election of the Option but not otherwise, the payee will have the right to:

     1. withdraw all or part of the balance of the proceeds under Option 1 or 2; or

     2. take in one sum the commuted value of any balance of the instalments certain under Option 3, 4, or 5.

  Partial withdrawals will be subject to our published minimum amount limits in effect at the time the Option is elected. Such commuted value will be based on compound interest at a yearly rate of 3%. Under Option 4 or 5, no instalments other than instalments certain may be commuted.

  We may defer payment of the amount withdrawn or commuted for a period not exceeding 6 months.

SETTLEMENT AT DEATH OF PAYEE. After the death of the payee (the survivor in the case of Option 5), we will make payment as directed in the election of the Option. Such direction is subject to our approval.

The amount subject to such payment will be:

     1.  any balance of proceeds, with accrued interest, under Option 1 or 2; or

     2.  the value of any remaining instalments certain under Option 3, 4 or 5.

                                   OPTION 3-INSTALMENTS FOR A SPECIFIED PERIOD
             Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 3

======================================================================================================================
                                            Monthly Instalments Certain
----------------------------------------------------------------------------------------------------------------------
No.    Amount       No.      Amount      No.     Amount       No.      Amount      No.    Amount       No.    Amount
----------------------------------------------------------------------------------------------------------------------
12     $84.47        72     $15.14       132      $8.86       192      $6.53       252     $5.32       312   $4.59
24      42.86        84      13.16       144       8.24       204       6.23       264      5.15       324    4.47
36      28.99        96      11.68       156       7.71       216       5.96       276      4.99       336    4.37
48      22.06       108      10.53       168       7.26       228       5.73       288      4.84       348    4.27
60      17.91       120       9.61       180       6.87       240       5.51       300      4.71       360    4.18
======================================================================================================================

                                              OPTION 4-LIFE INCOME
              Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 4
                         Where the incomes are the same the longer certain period will apply.

====================================================================================================================================
           Number of Monthly               Number of Monthly                 Number of Monthly               Number of Monthly
Age of    Instalments Certain   Age of    Instalments Certain     Age of    Instalments Certain   Age of    Instalments Certain
Payee* ------------------------ Payee* -------------------------- Payee* ------------------------ Payee* ---------------------------
                       Until                              Until                            Until                            Until
      None  120  240  Proceeds         None  120    240  Proceeds        None  120    240 Proceeds       None   120   240  Proceeds
                        Are                                Are                              Are                              Are
  M                  Refunded     M                      Refunded   M                     Refunded   M                     Refunded
------------------------------------------------------------------------------------------------------------------------------------
5**  $2.81 $2.81 $2.81 $2.80     25    $3.14 $3.14  $3.13 $3.12    45   $3.93 $3.90  $3.82  $3.80   65   $6.10 $5.81 $5.02  $5.43
6     2.83  2.82  2.82  2.81     26     3.17  3.16   3.15  3.14    46    3.99  3.96   3.87   3.85   66    6.29  5.96  5.08   5.56
7     2.84  2.84  2.83  2.83     27     3.19  3.19   3.18  3.16    47    4.05  4.02   3.92   3.90   67    6.50  6.11  5.13   5.70
8     2.85  2.85  2.84  2.84     28     3.22  3.22   3.20  3.19    48    4.12  4.09   3.97   3.96   68    6.73  6.28  5.18   5.85
9     2.86  2.86  2.86  2.85     29     3.25  3.24   3.23  3.21    49    4.19  4.15   4.03   4.01   69    6.97  6.44  5.23   6.00

10    2.87  2.87  2.87  2.86     30     3.28  3.27   3.26  3.24    50    4.27  4.22   4.08   4.08   70    7.23  6.61  5.27   6.16
11    2.89  2.89  2.88  2.88     31     3.31  3.30   3.29  3.27    51    4.34  4.29   4.14   4.14   71    7.51  6.78  5.31   6.33
12    2.90  2.90  2.90  2.89     32     3.34  3.33   3.32  3.30    52    4.43  4.37   4.20   4.20   72    7.80  6.96  5.34   6.51
13    2.92  2.91  2.91  2.90     33     3.37  3.37   3.35  3.33    53    4.51  4.45   4.26   4.27   73    8.12  7.14  5.37   6.70
14    2.93  2.93  2.92  2.92     34     3.41  3.40   3.38  3.36    54    4.60  4.54   4.32   4.35   74    8.45  7.32  5.40   6.90

15    2.95  2.95  2.94  2.93     35     3.44  3.44   3.41  3.39    55    4.70  4.62   4.39   4.42   75    8.82  7.49  5.42   7.11
16    2.96  2.96  2.96  2.95     36     3.48  3.48   3.45  3.42    56    4.80  4.72   4.45   4.50   76    9.21  7.67  5.44   7.33
17    2.98  2.98  2.97  2.96     37     3.52  3.51   3.48  3.46    57    4.91  4.82   4.51   4.58   77    9.62  7.84  5.45   7.56
18    3.00  3.00  2.99  2.98     38     3.57  3.56   3.52  3.50    58    5.03  4.92   4.58   4.67   78   10.07  8.01  5.47   7.80
19    3.02  3.01  3.01  3.00     39     3.61  3.60   3.56  3.53    59    5.15  5.03   4.64   4.76   79   10.55  8.17  5.48   8.05

20    3.04  3.03  3.03  3.02     40     3.66  3.64   3.60  3.57    60    5.28  5.14   4.71   4.86   80   11.06  8.33  5.49   8.32
21    3.06  3.05  3.05  3.04     41     3.71  3.69   3.64  3.61    61    5.42  5.26   4.78   4.96   81   11.61  8.48  5.49   8.60
22    3.08  3.07  3.07  3.06     42     3.76  3.74   3.68  3.66    62    5.57  5.39   4.84   5.07   82   12.19  8.61  5.50   8.89
23    3.10  3.09  3.09  3.08     43     3.81  3.79   3.73  3.70    63    5.74  5.52   4.90   5.19   83   12.81  8.74  5.50   9.20
24    3.12  3.12  3.11  3.10     44     3.87  3.85   3.77  3.75    64    5.91  5.66   4.96   5.30   84   13.46  8.86  5.51   9.52

                                                                                                    85+  14.16  8.97  5.51   9.85
====================================================================================================================================
           Number of Monthly               Number of Monthly                 Number of Monthly               Number of Monthly
Age of    Instalments Certain   Age of    Instalments Certain     Age of    Instalments Certain   Age of    Instalments Certain
Payee* ------------------------ Payee* -------------------------- Payee* ------------------------ Payee* ---------------------------
                       Until                              Until                            Until                            Until
      None  120  240  Proceeds         None  120    240  Proceeds        None  120    240 Proceeds       None   120   240  Proceeds
                        Are                                Are                              Are                              Are
  F                  Refunded     F                      Refunded   F                     Refunded   F                     Refunded
------------------------------------------------------------------------------------------------------------------------------------
5**  $2.75 $2.75 $2.75 $2.74     25    $3.02 $3.02  $3.01 $3.01    45   $3.63 $3.63  $3.59  $3.57   65   $5.35 $5.22 $4.79  $4.97
6     2.76  2.76  2.76  2.75     26     3.04  3.04   3.03  3.02    46    3.68  3.67   3.63   3.61   66    5.51  5.36  4.86   5.08
7     2.77  2.77  2.77  2.76     27     3.06  3.06   3.05  3.04    47    3.73  3.72   3.68   3.66   67    5.67  5.50  4.93   5.20
8     2.78  2.78  2.78  2.77     28     3.08  3.08   3.07  3.06    48    3.79  3.77   3.72   3.70   68    5.85  5.65  5.00   5.33
9     2.79  2.79  2.79  2.78     29     3.10  3.10   3.09  3.09    49    3.84  3.83   3.77   3.75   69    6.04  5.80  5.06   5.47

10    2.80  2.80  2.80  2.79     30     3.13  3.12   3.12  3.11    50    3.90  3.89   3.82   3.80   70    6.25  5.96  5.12   5.61
11    2.81  2.81  2.81  2.80     31     3.15  3.15   3.14  3.13    51    3.97  3.95   3.88   3.86   71    6.47  6.14  5.18   5.76
12    2.82  2.82  2.82  2.82     32     3.18  3.17   3.16  3.15    52    4.03  4.01   3.93   3.91   72    6.71  6.31  5.23   5.93
13    2.83  2.83  2.83  2.83     33     3.20  3.20   3.19  3.18    53    4.10  4.08   3.99   3.97   73    6.97  6.50  5.28   6.10
      2.85  2.85  2.84  2.84     34     3.23  3.23   3.22  3.20    54    4.18  4.15   4.04   4.03   74    7.26  6.69  5.32   6.28
14
15    2.86  2.86  2.86  2.85     35     3.26  3.26   3.24  3.23    55    4.25  4.22   4.11   4.10   75    7.56  6.89  5.35   6.48
16    2.87  2.87  2.87  2.86     36     3.29  3.29   3.27  3.26    56    4.34  4.30   4.17   4.17   76    7.90  7.09  5.39   6.68
17    2.89  2.89  2.80  2.88     37     3.32  3.32   3.30  3.29    57    4.42  4.38   4.23   4.24   77    8.26  7.29  5.41   6.90
18    2.90  2.90  2.90  2.89     38     3.35  3.35   3.33  3.32    58    4.52  4.47   4.30   4.31   78    8.65  7.49  5.43   7.13
19    2.92  2.92  2.91  2.91     39     3.39  3.38   3.37  3.35    59    4.61  4.56   4.37   4.39   79    9.07  7.69  5.45   7.38

20    2.93  2.93  2.93  2.93     40     3.42  3.42   3.40  3.38    60    4.72  4.66   4.44   4.48   80    9.53  7.89  5.47   7.64
21    2.95  2.95  2.94  2.94     41     3.46  3.46   3.43  3.42    61    4.83  4.76   4.51   4.56   81   10.03  8.08  5.48   7.91
22    2.96  2.96  2.96  2.95     42     3.50  3.50   3.47  3.45    62    4.95  4.86   4.58   4.66   82   10.57  8.26  5.49   8.21
23    2.98  2.98  2.98  2.97     43     3.54  3.54   3.51  3.49    63    5.07  4.98   4.65   4.75   83   11.16  8.43  5.49   8.51
24    3.00  3.00  2.99  2.99     44     3.59  3.58   3.55  3.53    64    5.21  5.10   4.72   4.86   84   11.79  8.59  5.50   8.83

                                                                                                    85+  12.48  8.74  5.50   9.18
====================================================================================================================================
                 *On birthday nearest to due date of first instalment.     **Ages 5 and under.     +Ages 85 and over.

                                               OPTION 5 - JOINT AND SURVIVOR LIFE INCOME
                       Montly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 5

-------------------------------------------------------------------------------------------------------------------------
                                                 WITH 120 MONTHLY INSTALMENTS CERTAIN
-------------------------------------------------------------------------------------------------------------------------
Age of                                                       Age of Payee*
Payee*                                                          FEMALE
       ------------------------------------------------------------------------------------------------------------------
 MALE   50    51    52    53    54    55    56    57    58    59    60    61    62    63    64    65    70    75    80
-------------------------------------------------------------------------------------------------------------------------
  50  $3.60 $3.63 $3.66 $3.69 $3.72 $3.75 $3.77 $3.80 $3.83 $3.85 $3.88 $3.90 $3.92 $3.95 $3.97 $3.99 $4.08 $4.14 $4.18
  51   3.62  3.65  3.68  3.71  3.74  3.77  3.80  3.83  3.86  3.89  3.91  3.94  3.97  3.99  4.01  4.04  4.13  4.20  4.25
  52   3.64  3.67  3.70  3.74  3.77  3.80  3.83  3.86  3.89  3.92  3.95  3.98  4.01  4.03  4.06  4.08  4.19  4.27  4.32
  53   3.66  3.69  3.72  3.76  3.79  3.82  3.86  3.89  3.92  3.96  3.99  4.02  4.05  4.08  4.11  4.13  4.25  4.34  4.40
  54   3.67  3.71  3.74  3.78  3.81  3.85  3.89  3.92  3.96  3.99  4.02  4.06  4.09  4.12  4.15  4.18  4.31  4.41  4.48

  55   3.69  3.72  3.76  3.80  3.84  3.87  3.91  3.95  3.99  4.02  4.06  4.10  4.13  4.17  4.20  4.23  4.37  4.48  4.56
  56   3.70  3.74  3.78  3.82  3.86  3.90  3.94  3.98  4.02  4.06  4.10  4.13  4.17  4.21  4.25  4.28  4.44  4.56  4.64
  57   3.72  3.76  3.80  3.84  3.88  3.92  3.96  4.00  4.05  4.09  4.13  4.17  4.21  4.25  4.29  4.33  4.50  4.64  4.73
  58   3.73  3.77  3.81  3.86  3.90  3.94  3.99  4.03  4.08  4.12  4.17  4.21  4.25  4.30  4.34  4.38  4.57  4.72  4.82
  59   3.74  3.79  3.83  3.87  3.92  3.96  4.01  4.06  4.10  4.15  4.20  4.25  4.29  4.34  4.38  4.43  4.64  4.80  4.92

  60   3.75  3.80  3.84  3.89  3.94  3.98  4.03  4.08  4.13  4.18  4.23  4.28  4.33  4.38  4.43  4.48  4.71  4.89  5.02
  61   3.77  3.81  3.86  3.91  3.95  4.00  4.05  4.11  4.16  4.21  4.26  4.32  4.37  4.42  4.48  4.53  4.77  4.98  5.12
  62   3.78  3.82  3.87  3.92  3.97  4.02  4.07  4.13  4.18  4.24  4.29  4.35  4.41  4.46  4.52  4.58  4.84  5.07  5.23
  63   3.79  3.83  3.88  3.93  3.99  4.04  4.09  4.15  4.21  4.26  4.32  4.38  4.44  4.50  4.56  4.62  4.91  5.16  5.34
  64   3.80  3.84  3.90  3.95  4.00  4.06  4.11  4.17  4.23  4.29  4.35  4.41  4.48  4.54  4.60  4.67  4.98  5.25  5.45

  65   3.80  3.85  3.91  3.96  4.01  4.07  4.13  4.19  4.25  4.31  4.38  4.44  4.51  4.58  4.64  4.71  5.05  5.35  5.57

  70   3.84  3.89  3.95  4.01  4.07  4.13  4.20  4.27  4.34  4.41  4.49  4.57  4.65  4.73  4.82  4.91  5.36  5.81  6.18

  75   3.86  3.92  3.98  4.04  4.11  4.17  4.25  4.32  4.40  4.48  4.57  4.66  4.75  4.84  4.94  5.05  5.62  6.23  6.78

  80   3.87  3.93  4.00  4.06  4.13  4.20  4.27  4.35  4.44  4.52  4.61  4.71  4.81  4.91  5.02  5.14  5.79  6.54  7.27
-------------------------------------------------------------------------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 WITH 240 MONTHLY INSTALMENTS CERTAIN
-------------------------------------------------------------------------------------------------------------------------
Age of                                                       Age of Payee*
Payee*                                                          FEMALE
       ------------------------------------------------------------------------------------------------------------------
 MALE    50    51    52    53    54    55    56    57    58    59    60    61    62    63    64    65    70    75    80
-------------------------------------------------------------------------------------------------------------------------
  50   $3.60 $3.63 $3.65 $3.68 $3.71 $3.73 $3.76 $3.79 $3.81 $3.84 $3.86 $3.88 $3.90 $3.92 $3.94 $3.96 $4.03 $4.06 $4.08
  51    3.61  3.64  3.67  3.70  3.73  3.76  3.79  3.82  3.84  3.87  3.89  3.92  3.94  3.96  3.98  4.00  4.08  4.12  4.14
  52    3.63  3.66  3.69  3.72  3.76  3.79  3.82  3.85  3.87  3.90  3.93  3.95  3.98  4.00  4.02  4.05  4.13  4.17  4.19
  53    3.65  3.68  3.71  3.75  3.78  3.81  3.84  3.87  3.90  3.93  3.96  3.99  4.02  4.04  4.07  4.09  4.18  4.23  4.25
  54    3.66  3.70  3.73  3.77  3.80  3.83  3.87  3.90  3.93  3.97  4.00  4.03  4.06  4.08  4.11  4.13  4.23  4.29  4.31

  55    3.68  3.71  3.75  3.79  3.82  3.86  3.89  3.93  3.96  4.00  4.03  4.06  4.09  4.12  4.15  4.18  4.29  4.35  4.38
  56    3.69  3.73  3.77  3.80  3.84  3.88  3.92  3.95  3.99  4.03  4.06  4.10  4.13  4.16  4.19  4.22  4.34  4.41  4.44
  57    3.70  3.74  3.78  3.82  3.86  3.90  3.94  3.98  4.02  4.06  4.09  4.13  4.17  4.20  4.24  4.27  4.40  4.47  4.50
  58    3.72  3.76  3.80  3.84  3.88  3.92  3.96  4.00  4.04  4.09  4.13  4.16  4.20  4.24  4.28  4.31  4.45  4.53  4.57
  59    3.73  3.77  3.81  3.85  3.90  3.94  3.98  4.03  4.07  4.11  4.15  4.20  4.24  4.28  4.31  4.35  4.50  4.59  4.63

  60    3.74  3.78  3.82  3.87  3.91  3.96  4.00  4.05  4.09  4.14  4.18  4.23  4.27  4.31  4.35  4.39  4.55  4.65  4.69
  61    3.75  3.79  3.84  3.88  3.93  3.97  4.02  4.07  4.12  4.16  4.21  4.26  4.30  4.35  4.39  4.43  4.61  4.71  4.76
  62    3.76  3.80  3.85  3.89  3.94  3.99  4.04  4.09  4.14  4.19  4.23  4.28  4.33  4.38  4.42  4.47  4.66  4.77  4.82
  63    3.77  3.81  3.86  3.91  3.95  4.00  4.05  4.10  4.16  4.21  4.26  4.31  4.36  4.41  4.46  4.50  4.70  4.83  4.88
  64    3.77  3.82  3.87  3.92  3.97  4.02  4.07  4.12  4.17  4.23  4.28  4.33  4.39  4.44  4.49  4.54  4.75  4.88  4.94

  65    3.78  3.83  3.88  3.93  3.98  4.03  4.08  4.14  4.19  4.25  4.30  4.36  4.41  4.46  4.52  4.57  4.79  4.93  5.00

  70    3.81  3.86  3.91  3.96  4.02  4.07  4.13  4.19  4.25  4.31  4.38  4.44  4.50  4.57  4.63  4.69  4.97  5.15  5.24

  75    3.82  3.87  3.92  3.98  4.03  4.09  4.16  4.22  4.28  4.35  4.42  4.48  4.55  4.62  4.69  4.76  5.07  5.28  5.38

  80    3.82  3.87  3.93  3.98  4.04  4.10  4.16  4.23  4.29  4.36  4.43  4.50  4.57  4.64  4.71  4.78  5.11  5.33  5.44
-------------------------------------------------------------------------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.
-------------------------------------------------------------------------------------------------------------------------

                    A GUIDE TO THE PROVISIONS OF THIS POLICY


                                                                Page
                                                                ----

Calculation of Values .......................................    13-15
Death Benefit Provisions ....................................     9-10
Definitions .................................................      7
Description of Separate Accounts ............................      6
Dividend Provisions .........................................      16
Endorsements ................................................      21
General Provisions ..........................................     7-8
Payment Options .............................................    17-19
Policy Account Value: Allocations
 and Transfers ..............................................     13
Policy Description ..........................................      2
Policy Loan Provisions ......................................     16
Policy Owner and Beneficiary
 Provisions .................................................      8
Policy Specifications .......................................     3-5
Premium Expense Charge ......................................     11
Premium Payment Provisions ..................................    10-11
Separate Accounts ...........................................     12
Surrenders and Withdrawals ..................................    15-16

          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                           Adjustable Death Benefit.
       Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.


                 [PROVIDENT MUTUAL LIFE INSURANCE COMPANY LOGO]

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA
              1600 Market Street, Philadelphia, Pennsylvania 19103

                             PROVIDENT MUTUAL LIFE
                              INSURANCE COMPANY OF
                                  PHILADELPHIA

                           Philadelphia, Pennsylvania

                         ---------------------------------
        INSURED            JOHN DOE
                                              05/28/1995     POLICY ISSUE DATE
        POLICY NUMBER      9,000,000
                                              35, MALE       ISSUE AGE AND SEX
        FACE AMOUNT        $200,000.00        05/28/1995     POLICY DATE
        DEATH BENEFIT      OPTION A
                         ---------------------------------


PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA agrees:

     - To pay the Beneficiary of this Policy the Insurance Proceeds upon receiving due proof of the Insured's death;

     - To provide you (the Policy Owner) with the other rights and benefits of this Policy.

These agreements are subject to the provisions of this Policy.

THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED, AS DESCRIBED ON PAGE 9.

THE PORTION OF THE POLICY ACCOUNT VALUE THAT IS IN A SEPARATE ACCOUNT MAY INCREASE OR DECREASE, DEPENDING UPON THE UNIT VALUE OF SUCH SEPARATE ACCOUNT, WHICH IN TURN DEPENDS UPON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO OF A DESIGNATED INVESTMENT COMPANY. THE INVESTMENT OPTIONS FOR THIS POLICY ARE DESCRIBED ON PAGE 6. THERE IS NO GUARANTEED MINIMUM FOR THE PORTION OF YOUR POLICY ACCOUNT VALUE IN THE SEPARATE ACCOUNTS.

The portion of the Policy Account Value that is in the Guaranteed Account and the Loan Account will accumulate, after deductions, at rates of interest we determine. Such rates will not be less than 4% a year.

Please read this Policy with care. A guide to its provisions is on the last page. A description is on page 2. Any additional benefit riders and a copy of the Application are included in this Policy after page 19.

                 This is a legal contract between the Owner and
            Provident Mutual Life Insurance Company of Philadelphia.

RIGHT TO EXAMINE POLICY. You may examine this Policy and if for any reason you are not satisfied with it, you may cancel it by returning the Policy to us with a written request no later than: (a) 10 days after you receive it; (b) or 45 days after Part I of the Application was signed. All you have to do is take this Policy or mail it to our Home Office at 1600 Market Street, Philadelphia, Pennsylvania 19103, or to one of our offices or to the representative who sold it to you. If you do this, we will refund an amount equal to the premiums you paid under this policy.

Attest                                        /s/ Robert W. Kloss
                                      President and Chief Executive Officer

                Registrar



          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                           Adjustable Death Benefit.
      Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.

POLICY DESCRIPTION

This is a flexible premium adjustable variable life insurance policy.

Net premiums are allocated at your direction to one or more of the Separate Accounts and/or the Guaranteed Account.

The Separate Accounts invest in securities and other investments whose value is subject to market fluctuation and investment risk. There is no guarantee of principal or investment return.

The Guaranteed Account earns interest at rates we declare in advance. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed.

The duration of life insurance coverage depends on the Net Cash Surrender Value except that during the first two Policy Years, your Policy will remain in force if the sum of the premiums paid less loans and partial withdrawals equals or exceeds the Minimum Guarantee Premium.

If Death Benefit Option A has been selected, the death benefit is the Face Amount of this Policy and the amount of the death benefit is fixed, except where it is a percentage of the Policy Account Value. If Death Benefit Option B has been selected, the death benefit is the Face Amount of this Policy PLUS the Policy Account Value. The amount of the death benefit under Option B is variable. Under either Option, the death benefit will not be less than a percentage of the Policy Account Value.

To compute the Insurance Proceeds payable upon the Insured's death, we start with the death benefit and adjust this amount if there is a loan.

We make monthly deductions from the Policy Account Value to cover the cost of benefits provided under this Policy, including the cost of any benefits provided by rider. We will allocate such deductions to the Separate Accounts and the Guaranteed Account in accordance with your instructions.

If you surrender this Policy for its Net Cash Surrender Value or reduce the Face Amount of insurance during the first 10 Policy Years or within 10 years after the effective date of an increase in the Face Amount, we will deduct any applicable surrender charges from the Policy Account Value.

We will pay the proceeds under this Policy in one sum unless a Payment Option is in force. If you elect a Payment Option it will apply to payment of the Net Cash Surrender Value if you surrender this Policy or to the Insurance Proceeds paid to the Beneficiary when the Insured dies. If a Payment Option is not in force when the Insured dies, the Beneficiary will be able to elect a Payment Option for the Insurance Proceeds.

If this Policy lapses, coverage will end. If such occurs, you may be able to reinstate this Policy within three full years with full benefits.

As Policy Owner, you have these rights in this Policy, among others, subject to the terms, conditions and limits in this Policy:

     -   You may make premium payments at any time and of any amount.

     - You may change the allocation of premiums and deductions among your investment options.

     -   You may increase or decrease the Face Amount of insurance.

     -   You may change the Death Benefit Option.

     -   You may transfer amounts among your investment options.

     -   You may borrow on this Policy.

     -   You may make a partial withdrawal of the Net Cash Surrender Value.

     -   You may surrender this policy for its Net Cash Surrender Value.

     - You may change the Beneficiary of the Insurance Proceeds of this Policy.

     -   You may assign this Policy and change the Owner.

This is only a summary of what the policy provides. You should read the entire policy carefully as its terms govern your rights and our obligations.

                               POLICY SCHEDULE

INSURED              JOHN DOE

POLICY NUMBER        9,000,000                05/28/1995      POLICY ISSUE DATE

FACE AMOUNT          $200,000.00              35, MALE        ISSUE AGE AND SEX

DEATH BENEFIT        OPTION A                 05/28/1995      POLICY DATE

PREMIUM CLASS        STANDARD                 05/28/2060      FINAL POLICY DATE


                                    BENEFITS
                                    --------

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        INITIAL FACE AMOUNT         $200,000.00
RIDER - CHILDRENS TERM INSURANCE        $10,000

RIDER - ACCELERATED DEATH BENEFIT





This Policy provides life insurance coverage on the Insured until the final policy date, provided the Net Cash Surrender Value is sufficient to cover the deductions for the cost to that date of the benefits of this Policy and of any riders. You may have to pay more than the premiums shown below to keep this Policy and coverage in force to that date, and to keep any additional riders in force.

MINIMUM INITIAL PREMIUM -                $224.73

PLANNED PERIODIC PREMIUM -               $87.54 PAYABLE MONTHLY

MINIMUM ANNUAL PREMIUM -                 $1,348.40

MINIMUM FACE AMOUNT -                    $200,000.00 AFTER 10TH POLICY YEAR

MINIMUM PAYMENT -                        $25.00

PARTIAL WITHDRAWAL - MINIMUM AMOUNT      $1,500.00

TRANSFERS - MINIMUM AMOUNT               $1,000.00

POLICY LOAN - FIXED                      6.00%    POLICY LOAN INTEREST RATE

                         MINIMUM LOAN AMOUNT - $500.00

                                POLICY SCHEDULE
                                  (Continued)


                                                    POLICY NUMBER   9,000,000


                                EXPENSE CHARGES


PREMIUM EXPENSE CHARGE

     CONSISTS OF THE FOLLOWING:

     1. A Premium Tax Charge of 2.35% will be deducted from each premium payment for state and local premium taxes. We reserve the right to change this percentage if the applicable law changes or the insured's residence changes.

     2. A percent of premium charge not exceeding 3% will be deducted from each premium payment

INITIAL ADMINISTRATIVE CHARGE

                  $17.50 deducted monthly from the Policy Account Value on the first 12 policy processing days.

MONTHLY ADMINISTRATIVE CHARGE

                  $7.50 deducted monthly from the Policy Account Value. We reserve the right to increase this charge, but it will not be greater than $12.00 a month.

FOR PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

                  $25.00 deducted from the Policy Account Value whenever you make a partial withdrawal.

FOR AN INCREASE IN FACE AMOUNT

     $50.00 plus $1.00 per $1,000 of increase in face amount deducted from the Policy Account Value. We reserve the right to increase this charge, but it will not be greater than $50.00 plus $3.00 per $1,000.

FOR TRANSFERS

     After the first four transfers of amounts among your investment options during a Policy Year, we will charge $25.00 for each additional transfer during that Policy Year.

                                POLICY SCHEDULE
                                  (Continued)


                                                     POLICY NUMBER 9,000,000


SURRENDER CHARGES

If this Policy is surrendered or lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value in determining its Net Cash Surrender Value. The Surrender Charge consists of Deferred Administrative Charge and the Deferred Sales Charge.

The Deferred Administrative Charge at any time during the policy year is $600.00 multiplied by the factor in the table below for that year, less the amount of any pro rata Deferred Administrative Charge previously paid under this Policy.

The Deferred Sales Charge at any time during the Policy Year is equal to (A) minus (B) where: (A) is the lesser of: (1) the maximum charge shown in the table below for that year; or (2) an amount equal to 27.00% of the first $2,634.00 in premium payments received during the first Policy Year plus 6.00% of all other premium payments paid to such time; and (B) is the amount of any pro rata Deferred Sales Charge previously paid under this Policy.

                 Policy                                   Maximum             Policy                      Maximum
                  Year                      Factor        Charge               Year       Factor          Charge

                    1                        1.00        $1,317.00               6         1.00         $1,317.00
                    2                        1.00        $1,317.00               7          .80         $1,053.60
                    3                        1.00        $1,317.00               8          .60         $  790.20
                    4                        1.00        $1,317.00               9          .40         $  526.80
                    5                        1.00        $1,317.00              10          .20         $  263.40

If the Face Amount of this Policy is decreased at any time during the first 10 Policy Years, a pro rata share of the Surrender Charge will be deducted.

If the Face Amount of this Policy is increased at any time, and within 10 years of the effective date of such increase you decrease the Face Amount or surrender this Policy, a Deferred Additional Sales Charge will be deducted.


                                     Page 4A

                                POLICY SCHEDULE
                                  (Continued)

                                                       POLICY NUMBER 9,000,000

GUARANTEED MONTHLY     COST OF INSURANCE RATES PER 1,000                OF NET
AMOUNT AT RISK

     ATTAINED                             ATTAINED                   ATTAINED
        AGE                RATE              AGE       RATE             AGE     RATE

         35               .21917             57       1.50750           79     9.45750
         36               .23417             58       1.64083           80    10.13250
         37               .25333             59       1.77917           81    10.86750
         38               .27500             60       1.93250           82    11.68333
         39               .30000             61       2.10500           83    12.58583
         40               .32833             62       2.29917           84    13.54083
         41               .36167             63       2.51917           85    14.51667
         42               .39583             64       2.76167           86    15.48167
         43               .43500             65       3.02417           87    16.42167
         44               .47583             66       3.29750           88    17.44750
         45               .52250             67       3.58417           89    18.46000
         46               .56917             68       3.87917           90    19.47417
         47               .62000             69       4.19333           91    20.51000
         48               .67333             70       4.54000           92    21.61083
         49               .73333             71       4.92417           93    23.02500
         50               .79167             72       5.36083           94    24.84583
         51               .87000             73       5.85250           95    27.49667
         52               .95167             74       6.38833           96    32.04583
         53              1.04500             75       6.98083           97    40.01667
         54              1.15000             76       7.59167           98    54.83167
         55              1.26167             77       8.21000           99    83.33333
         56              1.38250             78       8.82583

                                POLICY SCHEDULE
                                  (Continued)

                               ALLOCATION OPTIONS

                                  SCHEDULE A-1

THE MARKET STREET FUND, INC.:

          Provident Mutual Variable Large Cap Growth Subaccount
          Provident Mutual Variable Large Cap Value Subaccount
          Provident Mutual Variable Small Cap Growth Subaccount
          Provident Mutual Variable Small Cap Value Subaccount
          Provident Mutual Variable Growth Separate Account
          Provident Mutual Variable Aggressive Growth Separate Account Provident Mutual Variable Bond Separate Account
          Provident Mutual Variable Managed Separate Account
          Provident Mutual Variable Money Market Separate Account
          Provident Mutual Variable International Separate Account

                                  SCHEDULE A-2

THE ALGER AMERICAN FUND:

          Alger American Small Capitalization Subaccount

VARIABLE INSURANCE PRODUCTS FUND (VIP) OR THE
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):

          Fidelity Asset Manager Subaccount (VIP II)
          Fidelity Contrafund Subaccount (VIP II)
          Fidelity Equity-Income Subaccount (VIP)
          Fidelity Growth Subaccount (VIP)
          Fidelity High Income Subaccount (VIP)
          Fidelity Index 500 Subaccount (VIP II)
          Fidelity Investment Grade Bond Subaccount (VIP II)
          Fidelity Overseas Subaccount (VIP)

                                POLICY SCHEDULE
                                  (Continued)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:

          Neuberger & Berman Limited Maturity Bond Subaccount
          Neuberger & Berman Partners Subaccount


VAN ECK WORLDWIDE INSURANCE TRUST:

          Van Eck Worldwide Bond Subaccount
          Van Eck Worldwide Emerging Markets Subaccount
          Van Eck Worldwide Hard Assets Subaccount
          Van Eck Worldwide Real Estate


                                  SCHEDULE A-3


PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT:

          Maturity Date of Series: February 15, 2006
          ------------------------


                                     Page 6A

                                  DEFINITIONS

ATTAINED AGE. The Issue Age of the Insured plus the number of full years since the Policy Date.

CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges.

INSURANCE PROCEEDS. The net amount to be paid to the Beneficiary when the Insured dies. (See Amount of Insurance Proceeds provision.)

INSURED. The person named as the Insured on the first page. He or she need not be the Owner.

LOAN ACCOUNT. The account to which we transfer the amount of any policy loan from the Separate Accounts and Guaranteed Account.

MINIMUM GUARANTEE PREMIUM. The Minimum Annual Premium multiplied by the number of months since the Policy Date, including the current month, divided by 12.

NET CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges, minus any outstanding policy loans and accrued interest.

NET PREMIUM. The remainder of a premium after deduction of the Premium Expense Charge.

POLICY ACCOUNT VALUE. The sum of this Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account.

POLICY ANNIVERSARY. The same day and month as the Policy Date in each later year.

POLICY PROCESSING DAY. The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR. A year that starts on the Policy Date or on a Policy Anniversary.

WE, OUR, US AND COMPANY. Provident Mutual Life Insurance Company of Philadelphia, a Pennsylvania Corporation.

YOU AND YOUR. The Owner of this Policy.


                               GENERAL PROVISIONS

THE CONTRACT. This Policy is issued in consideration of payment of the Minimum Initial Premium shown in the Policy Schedule. This Policy and the initial Application, a copy of which is attached, and all subsequent Applications to change the policy and all additional Policy Schedule pages added to this Policy, form the whole contract. We assume that all statements in the Applications were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud they are assumed to be representations and not warranties. We relied on those statements when we issued or changed this Policy. We will not use any statement, unless made in the Applications, to void this Policy or to deny a claim.

POLICY MODIFICATIONS. Only the President or a Vice President of the Company may agree to modify this Policy, and then only in writing.

SUICIDE EXCLUSION. If the Insured, whether sane or insane, dies by suicide within two years from the Policy Issue Date, our payment will be limited to the sum of premiums paid, minus any loan and loan interest and any partial withdrawals of Net Cash Surrender Value. If the Insured, whether sane or insane, dies by suicide within two years of the Effective Date of a policy change which increases the Death Benefit, our payment with respect to such increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to such increase and the expense charge for the increase in Face Amount deducted from the Policy Account Value.

MISSTATEMENT OF AGE OR SEX. If the Insured's stated age or Sex is not correct, the death benefit and any benefits provided by riders to this Policy shall be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any benefits provided by such riders, at the correct age and Sex. There is no adjustment to the Policy Account Value at that time.

INCONTESTABILITY. We have the right to contest the validity of this Policy based on material misstatements made in the initial Application for this Policy. We also have a right to contest the validity of any policy change based on material misstatements made in any Application for that change. However, we will not contest this Policy after it has been in force during the Insured's lifetime for two years from the Policy Issue Date, except for nonpayment of the Minimum Initial Premium. We will not contest any policy change that requires evidence of insurability, or any reinstatement of this policy, after such change or reinstatement has been in effect for two years during the Insured's lifetime. See any supplementary benefit riders for modifications that apply to them.

PERIODIC REPORT. At least once a year we will send you a report for this Policy. It will show: (1) the current Death Benefit; (2) the current Policy Account Value; (3) the Guaranteed Account Value; (4) the Loan Account Value; (5) the value in each Separate Account; (6) premiums paid since the last report; (7) charges deducted since the last report; (8) any partial withdrawals of Net Cash Surrender Value since the last report; (9) any policy loans and accrued interest; (10) the current Net Cash Surrender Value; (11) any other information that may be required when and where this Policy is delivered.

  You may ask for a similar report at some other time. We have the right to make a reasonable charge for the reports that you ask for, and to limit the scope and frequency of such reports.

PAYMENTS. We will usually pay any amounts payable as a result of surrender, partial withdrawal or policy loan within 7 days after we receive your written request at our Home Office in a form satisfactory to us. We will usually pay the Insurance Proceeds within 7 days after we receive proof of the Insured's death at our Home Office and all other requirements deemed necessary are met.

  However, payment may be postponed if we are not able to sell securities or determine the value of the assets of the Separate Accounts because:

     1.  the New York Stock Exchange is closed;

     2. the Securities and Exchange Commission (SEC) requires trading to be restricted or declares an emergency; or

     3. the SEC by order permits us to defer payments for the protection of Policy Owners.

  As to amounts allocated to the Guaranteed Account, we may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after we receive your written request at our Home Office.

  We will allow interest, at a rate of 3% a year, on any payment we defer for 30 days or more under this provision.

POLICY CHANGES - TAX CONSIDERATIONS. In order to receive the tax treatment accorded to life insurance under federal tax laws, this Policy must qualify and continue to qualify as life insurance under the Internal Revenue Code. We reserve the right to decline to accept a premium payment, to decline to change the Death Benefit Option, or to decline a partial withdrawal which would cause this Policy to fail to qualify as life insurance under the applicable tax law, as interpreted by us. We also reserve the right to make changes in this Policy or to riders or to make distributions from this Policy to the extent we deem such to be necessary for this Policy to continue to qualify as life insurance. Such changes will apply uniformly to all affected policies. You will receive advance written notification of such changes.

CHANGES IN POLICY COST FACTORS. Changes in credited interest rates, cost of insurance charges, Percent of Premium Charge, mortality and expense risk charges, and Monthly Administrative Charges will be by class and will be based upon changes in future expectations for such factors as:

     a.  investment earnings;

     b.  mortality;

     c.  persistency;

     d.  expenses; and

     e.  taxes.

  Any change will be determined in accordance with the procedures and standards on file, if required, with the insurance supervisory official of the state in which this policy is delivered.

POLICY ILLUSTRATIONS. Upon request, we will provide an illustration of the future benefits under this Policy. We reserve the right to charge a reasonable fee for this service if you request more than one policy illustration during a Policy Year.


                     POLICYOWNER AND BENEFICIARY PROVISIONS

OWNERSHIP. Unless otherwise stated in the Application or later changed, the Owner of this Policy is the Insured. While the Insured is living, the Owner alone is entitled to exercise any right and privilege granted by this Policy or by us. If the Insured is living on the Final Policy Date shown in the Policy Schedule and while this Policy is in force, we will pay you, the Owner, the Policy Account Value on that date, less any outstanding policy loan and accrued loan interest. This Policy will then end. If you are not the Insured and you die while the Insured is still living, all rights will vest in your estate, unless otherwise provided.

BENEFICIARY. The Beneficiary is entitled to the Insurance Proceeds under this Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, we will pay the Insurance Proceeds in one sum to the Insured's estate.

CHANGES. While the Insured is living, you may change the Owner or Beneficiary by written notice in a form satisfactory to us. The change will take effect on the date you sign the notice, except that it will not apply to any payment or other action we take before we receive the notice at our Home Office. If you change the Beneficiary, any previous arrangement you made under the Payment Options provision is cancelled.

ASSIGNMENT. You may assign this Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Home Office. Your rights and those of any other person referred to in this Policy will be subject to the assignment. We assume no responsibility for the validity of any assignments.

                            DEATH BENEFIT PROVISIONS

  If the Insured dies while this Policy is in force, we will pay the Insurance Proceeds to the Beneficiary when we receive: (1) proof that the Insured died before the Final Policy Date; and (2) all other requirements deemed necessary to make payment.

DEATH BENEFIT. The Death Benefit will be determined under either Option A or Option B below, whichever you have chosen and is in effect at such time.

  Under either Option, the duration of insurance coverage depends upon your Net Cash Surrender Value.

OPTION A. Under Option A, the death benefit is the greater of the Face Amount of insurance, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is fixed, unless it is determined by such a percentage.

OPTION B. Under Option B, the death benefit is the greater of the Face Amount of insurance PLUS the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is variable.

TABLE OF PERCENTAGES. The following table is used in determining the Death Benefit under Option A and Option B above. For Attained Ages not shown, the applicable percentages shall decrease by a ratable portion for each full year.

        ATTAINED AGE                              PERCENTAGE
        ------------                              ----------
        0 through 40                                 250%
        45                                           215%
        50                                           185%
        55                                           150%
        60                                           130%
        65                                           120%
        70                                           115%
        75 through 90    105%
        95 through 99    100%

AMOUNT OF INSURANCE PROCEEDS. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

     1.  the Death Benefit described above;

     2.  plus any dividend payable at death;

     3. plus any additional benefits due under a supple- mentary benefit rider attached to this Policy;

     4.  less any loan and accrued loan interest on this Policy;

     5. less any overdue deductions if the death of the Insured occurs during the Grace Period.

PAYMENT OF INSURANCE PROCEEDS. We will pay the Insurance Proceeds to the Beneficiary in a lump sum, unless a Payment Option has been selected. If the proceeds are payable in a lump sum, we will add interest to the amount of such proceeds for the period from the date of death to the date of payment. The amount of interest will be computed at the yearly rate of 3% or any higher rate declared by us or required by law.

CHANGING THE FACE AMOUNT OF INSURANCE OR DEATH BENEFIT OPTION. During the first two Policy Years, the Death Benefit Option and the Face Amount of insurance will be as selected at the time of application, as shown in the Policy Schedule.

  After the second Policy Year while this policy is in force you may change the Death Benefit Option or the Face Amount. Any change will be effective as of the Policy Processing Day that coincides with or next follows the date we approve your written request, provided we have received the premium required for the change. You may request a change by completing an application for change. A copy of such application will be attached to new Policy Schedule pages which will be issued when the change is approved. The application for change and new Policy Schedule pages will become a part of this Policy. We may require you to return this Policy to make a change.

FACE AMOUNT INCREASE. You may request a Face Amount increase subject to the following:

     a. you must provide evidence satisfactory to us of the Insured's insurability;

     b.  the Insured's Attained Age must be 75 years or less;

     c. you may not have increased the Face Amount in the prior 12-month period;

     d.  the Face Amount increase must be for at least $25,000.

        We will deduct the expense charge for an increase in Face Amount shown in the Policy Schedule from the Policy Account Value as of the effective date of the increase. The deduction will be made in accordance with the allocation schedule for monthly deductions in effect at such time.

  You may cancel an increase in Face Amount and receive a refund by giving us written notice no later than: (a) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (b) 45 days after you signed the application for the increase. The amount of the refund will be equal to the monthly deductions for such increase plus the expense charge for the increase in Face Amount shown in the Policy Schedule. If you cancel the increase but do not request a refund, we will add the refund to the Policy Account Value. This amount will be allocated in the same proportion as it was deducted.

CONVERSION PRIVILEGE FOR INCREASE. You have the right once during the first two years following the Effective Date of an increase in Face Amount to convert the increase in Face Amount and receive a life insurance policy that provides for fixed benefits. No evidence of insurability will be required. The new Policy will have the same Face Amount and Issue Date as the amount and Effective Date of the increase. Premiums for the new Policy will be based on our rates in effect for the same Attained Age, Sex and Premium Class of the Insured as of the Effective Date of the increase. A refund will be made equal to the monthly deductions for such increase plus the expense charge for the increase shown in the Policy Schedule.

FACE AMOUNT DECREASE. You may request a Face Amount decrease provided:

     a. during the first 10 Policy Years, the Face Amount of the policy after the decrease is not less than the minimum amount for which we would then issue this Policy under our rules; after the 10th Policy Year the minimum amount after the decrease is shown in the Policy Schedule;

     b.  the amount of the decrease is for at least $25,000;

     c. you may not have increased the Face Amount in the prior 12-month period;

     d. if the decrease is made during the first 10 Policy Years, or within 10 years following the effective date of a Face Amount increase, we will deduct a pro rata share of any applicable surrender charges from the Policy Account Value.

     e. A decrease in the Face Amount will reduce this Policy's Face Amount in the following order:

         1. the Face Amount attributable to the most recent Face Amount increase;

         2. the Face Amount attributable to the next most recent Face Amount increases, successively;

         3.     the Initial Face Amount.

CHANGE FROM DEATH BENEFIT OPTION A TO OPTION B. If you request a change from Option A to Option B, we will decrease the Face Amount by the Policy Account Value as of the date of change. We reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum amount for which we would then issue this Policy under our rules.

CHANGE FROM DEATH BENEFIT OPTION B TO OPTION A. If you request a change from Option B to Option A, we will increase the Face Amount by the Policy Account Value on the date of change.

  The decreases and increases in Face Amount described above in connection with changes in the Death Benefit Option are made so the Death Benefit remains the same on the date of change. We do not require evidence of insurability, nor do we deduct a surrender charge or the expense charge to increase the Face Amount for such changes.

TAX CONSIDERATIONS. We reserve the right to refuse to make a policy change if such would cause this Policy to fail to qualify as life insurance under applicable laws, as interpreted by us.

                           PREMIUM PAYMENT PROVISIONS

The Minimum Initial Premium shown in the Policy Schedule is due on or before the date the policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid, while the health and other conditions of the Insured stay the same as described in the application for this policy. Prior to the Final Policy Date and while this policy is in force you may make additional premium payments at any time and in any amount (subject to certain limits described below). We intend to send premium reminder notices to you for the Planned Periodic Premium shown in the Policy Schedule, unless at the time of application or later you request in writing that such notices not be sent. You do not need to pay the Planned Periodic Premiums and may change their frequency and amount subject to the limits described below. (However, see Grace Period.)

LIMITS FOR PREMIUM PAYMENTS. Each premium payment after the initial one must be for at least the Minimum Payment amount shown in the Policy Schedule. We may increase this minimum amount upon 90 days written notice to you of such increase. This minimum amount will not exceed $500.

We reserve the right not to accept premium payments during a Policy Year if we determine that such would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

We reserve the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value unless you provide evidence of the Insured's insurability satisfactory to us.

GRACE PERIOD. During the first two Policy Years, the duration of the insurance coverage under this Policy depends, in part, upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions. If the Net Cash Surrender Value is not sufficient, we will determine if the Minimum Guarantee Premium has been paid. If the Net Cash Surrender Value is not sufficient and the sum of the premiums paid less any loans and partial withdrawals does not equal or exceed the Minimum Guarantee Premium, the Grace Period described below will begin. After the first two Policy Years, the duration of the insurance coverage under this Policy depends solely upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions.

If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month (and during the first two Policy Years, the Minimum Guarantee Premium has not been paid), we will send written notice to you and any assignee of record stating that a Grace Period of 61 days has begun, starting on the date we mail such notice. The notice will indicate an amount equal to three monthly deductions. If we do not receive payment of such amount before the end of the Grace Period, we will withdraw the Policy Account Value including any applicable surrender charge and send you and any assignee of record written notice that the Policy has lapsed without value.

If the Insured dies during the Grace Period we will pay the Insurance Proceeds.

REINSTATEMENT. If this Policy has lapsed without value, you may reinstate it while the Insured is alive if you:

     1. apply for reinstatement within three years after the end of the Grace Period;

     2.  provide evidence of the Insured's insurability satisfactory to us; and

     3. make a premium payment of an amount sufficient to keep the Policy in force for at least three months after the date of reinstatement.

The Effective Date of the reinstated Policy will be the Policy Processing Day which coincides with or next follows the date we approve the reinstatement application.

                             PREMIUM EXPENSE CHARGE

The Premium Expense Charge consists of the following:

     1.  Premium Tax Charge; and

     2.  Percent of Premium Charge.

The Premium Expense Charge will be deducted from any premiums paid and the amount remaining will be the Net Premium. The amounts of these charges are shown in the Policy Schedule.

                             THE SEPARATE ACCOUNTS

Separate Accounts will be used to support the operation of this Policy and to support other variable life insurance policies. We will not allocate assets to the Separate Accounts to support the operation of any contracts or policies that are not variable life insurance.

  The term "Separate Account" as used in this Policy includes any Sub-Account of a Separate Account.

We own the assets in the Separate Accounts. However, these assets are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to a Separate Account will be credited to or charged against the account without regard to our other income, gains or losses.

The Separate Accounts are described in the Policy Schedule. The Separate Accounts will invest in shares or units of their respective portfolios or series. The Separate Accounts are collectively treated as a unit investment trust under federal securities laws. They are registered with the Securities and Exchange Commission (SEC) according to the Investment Company Act of 1940 (1940
Act).

The Separate Accounts are subject to the laws of the Commonwealth of Pennsylvania which regulate the operations of insurance companies incorporated in Pennsylvania. The investment policies of the Separate Accounts will not be changed without the approval of the Pennsylvania Commissioner of Insurance. The approval process has been filed with the insurance supervisory official of the state in which this Policy is delivered.

We have the right, subject to compliance with applicable laws, to make additions to, deletions from, or substitutions for, the shares or units of an investment company that are held by the Separate Accounts or that the Separate Accounts may purchase. We reserve the right to eliminate the shares or units of an eligible portfolio or series, and to substitute shares or units of another portfolio or series, or another fund, if the shares or units of the portfolio or series are no longer available for investments, or if in our judgment further investment in the portfolio or series should become inappropriate in view of the purposes of the Separate Account. In the event of any substitution or change, we may, subject to your written approval and by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect the substitution or change.

We also reserve the right to transfer assets of a Separate Account, which we determine to be associated with the class of policies to which this Policy belongs, to another Separate Account. If this type of transfer is made, the Separate Account specified in this Policy shall then refer to the Separate Account to which the assets were transferred.

The Policy Owner will share only in the income, gains and losses of the particular Separate Accounts to which your Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.

That portion of the assets of the Separate Accounts which equals the reserves or other policy liabilities of the policies which are supported by the Separate Accounts will not be charged with liabilities arising from any other business we conduct. We have the right to transfer to our General Account any assets of the Separate Accounts which are in excess of such reserves and other policy liabilities.

  When permitted by law, we also reserve the right:

     1. to create additional Separate Accounts; to create Sub-Accounts from, or combine or remove Sub-Accounts from, Separate Accounts; or to combine any two or more Separate Accounts;

     2. to operate any one or more of the Separate Accounts as a management investment company under the 1940 Act or in any other form permitted by law;

     3.  to deregister the unit investment trusts under the 1940 Act;

     4.  to modify the provisions of this Policy to comply with applicable laws;

     5. to restrict or eliminate any voting rights of policyholders or other persons who have voting rights as to the Separate Accounts.

  We will value the assets of the Separate Accounts on each business day.

  If you object to a material change in the investment policy of a Separate Account in which you have at such time a portion of the Policy Account Value, you may transfer such portion of the Policy Account Value, upon written request, from that Separate Account, without charge, to another Separate Account or to the Guaranteed Account. You may then change your premium and deduction allocation percentages.

                             POLICY ACCOUNT VALUE:
                           ALLOCATIONS AND TRANSFERS

The Policy Account Value for this Policy is based on the policy values in the Separate Accounts, Guaranteed Account and the Loan Account to which you have: allocated Net Premiums; transferred account values; and allocated monthly deductions. Each allocation percentage must be a whole number.

ALLOCATION OF NET PREMIUMS. When we receive your initial and subsequent premiums, we will deduct the Premium Expense Charge. The portion of the amount remaining (the Net Premium) which is to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account from the later of the Policy Issue Date or the date we receive the Minimum Initial Premium until the 15th day from such date. The remaining portion of the Net Premium will be allocated to the Guaranteed Account on the later of the Policy Issue Date or the date we receive the Minimum Initial Premium. At the end of the 15-day period, the amount in the Money Market Separate Account will be allocated to each Separate Account based on the proportion that the premium allocation percentage for such Separate Account, chosen by you at the time of applications, bears to the sum of the Separate Account premium allocation percentages.

For premium payments after the 15-day period, the Net Premiums will be allocated to the Separate Accounts and the Guaranteed Account on the date we receive such premium payment. The allocation will be based on the premium allocation percentages then in effect. The percentage chosen by you at the time of application will apply until you notify us in writing of a new allocation schedule for premium payments.

ALLOCATION FOR MONTHLY DEDUCTIONS. Monthly Deductions will be allocated to the Separate Accounts and Guaranteed Account based on the allocation percentages chosen by you at the time of application or as later changed by written request to us. If we cannot make a monthly deduction on the basis of the allocation schedule then in effect, we will make such deduction and future deductions based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

TRANSFERS. We will allow you to make four transfers in a Policy Year without charge. We will make a charge for additional transfers in such Policy Year. The maximum charge is shown in the Policy Schedule. The transfer charge will be deducted from the amount being transferred.

TRANSFERS FROM SEPARATE ACCOUNTS. You may ask us to transfer all or part of the amount in one of the Separate Accounts to another Separate Account or to the Guaranteed Account. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or the entire value of the Separate Account. The transfer will be made as of the date we receive your written request at our Home Office.

TRANSFERS FROM GUARANTEED ACCOUNT. Within 30 days prior to or following any Policy Anniversary you may ask us to make one transfer for up to 25% of your Guaranteed Account Value to any of the Separate Accounts. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or your Guaranteed Account Value on such Policy Anniversary. The date of transfer will be as of the Policy Anniversary if your written request is received prior to the Policy Anniversary; if your written request is received after the Policy Anniversary, the transfer will be made as of the date we receive your request at our Home Office.

SPECIAL TRANSFER RIGHT. During the first two years following the Policy Issue Date, you may request one transfer of the entire Policy Account Value in the Separate Accounts to the Guaranteed Account. This request will not count towards the four free transfers in a Policy Year and is not subject to a transfer charge.


                             CALCULATION OF VALUES

BASIS OF CALCULATION. Minimum cash surrender values and maximum cost of insurance rates are based on the Commissioners 1980 Standard Ordinary Smoker and Nonsmoker Mortality Table for the sex of the Insured. Cash surrender values are at least equal to those required by law. Reserves are computed by the Commissioners Reserve Valuation Method. A detailed statement of how we calculate the values for this Policy has been filed with the insurance supervisory official of the state in which this Policy is delivered.

CALCULATION OF VALUE OF SEPARATE ACCOUNTS. The Policy Account Value in a Separate Account at any time is equal to the number of units this Policy then has in that Separate Account multiplied by the Separate Account's unit value at that time.

  Amounts allocated, transferred or added to a Separate Account are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units in a Separate Account at any time is equal to the number of units purchased minus the number of units redeemed up to such time.

  The unit value of a Separate Account on any Valuation Day is equal to the unit value for that Separate Account on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

VALUATION DAY AND PERIOD. Assets are valued at the close of a Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for business and any other day in which there is a sufficient degree of trading of the Separate Account's portfolio of securities to materially affect the value of a Separate Account.

  A Valuation Period is the time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

NET INVESTMENT FACTOR. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is (a) divided by (b), minus (c) and minus (d), where:

    (a) is:

        1. the value of the assets in the Separate Account for the preceding Valuation Period; plus

        2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus

        3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

        4. any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and

    (b) is the value of the assets in the preceding Valuation Period; and

    (c) is a charge no greater than .90% per year (.002465753% for each day in the Valuation Period) for mortality and expense risks; and

    (d) is a charge, for the Zero Coupon Separate Account only, no greater than .50% per year (.001369863% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

  We will value the assets in the Separate Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

CALCULATION OF GUARANTEED ACCOUNT VALUE. The Guaranteed Account Value at any time is equal to the amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred and withdrawn from it. Amounts deducted, transferred or withdrawn will be on a last in, first out basis.

We will credit the Guaranteed Account Value with interest at effective annual rates we determine. These rates will not be less than 4%. For the amount in the Guaranteed Account at the beginning of a calendar year, we will determine such interest rates in advance of each calendar year. Such rates will apply to the calendar year which follows the date of determination. For amounts allocated or transferred to the Guaranteed Account during a calendar year, we will determine such interest rates in advance of the date such amount is received or transferred. Such rates will apply to the end of the calendar year in which the payment is received or the transfer is made.

Interest will be credited on each Policy Processing Day as follows:

        For amounts in the Guaranteed Account for the entire prior policy month, from the beginning to the end of such policy month;

        For amounts allocated to the Guaranteed Account during the prior policy month, from the date we allocate a Net Premium to the Guaranteed Account or receive a loan repayment to the end of the policy month;

        For amounts transferred to the Guaranteed Account during the prior policy month, from the date of transfer to the end of the policy month;

        For amounts deducted or withdrawn from the Guaranteed Account during the prior policy month, from the beginning of the prior policy month to the date of deduction or withdrawal.

MONTHLY DEDUCTIONS. On each Policy Processing Day, beginning on the Policy Date, we will deduct the following charges from the Policy Account Value:

        1.      The Monthly Administrative Charge shown in the Policy Schedule;

        2. On the first 12 Policy Processing Days, the Initial Administrative Charge shown in the Policy Schedule;

        3. The monthly cost of any benefits provided by rider to this Policy, in accordance with such rider;

        4.      The monthly cost of insurance charge, as described below.

  The monthly cost of insurance charge is: (a) multiplied by the result of (b) minus (c):

                (a) is the current monthly cost of insurance rate per $1000 divided by 1000;

                      and the result of (b) minus (c) is the net amount at risk where:

                (b)   is your current death benefit; and

                (c) is your Policy Account Value (after other deductions but before cost of insurance).

  The cost of insurance rates are based on the Insured's Attained Age, Sex, Premium Class and duration. For the Initial Face Amount, we will use the Premium Class as of the Policy Issue Date. For each Face Amount increase, we will use the Premium Class and duration applicable to the increase. Current cost of insurance rates will be determined by the Company based on our expectations as to future mortality costs and expenses. However, these rates will never exceed those shown in the Table of Guaranteed Maximum Cost of Insurance Rates Per $1000 of Net Amount At Risk shown in the Policy Schedule. If Death Benefit Option A is in effect and there have been Face Amount increases, the Policy Account Value will first be considered as part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it will be considered as a part of the increases in Face Amount in the order of such increases.

OTHER DEDUCTIONS. We also make the following other deductions from the Policy Account Value as they occur:

     1.  Charge for partial withdrawal of Net Cash Surrender Value;

     2. Surrender charges if during the first 10 Policy Years or within 10 years of the effective date of an increase in Face Amount, you surrender this policy for its Net Cash Surrender Value, reduce the Face Amount of insurance, or this policy lapses at the end of a Grace Period;

     3.  Charge to increase the Face Amount of insurance;

     4.  Charge for certain transfers of the Policy Account Value.


                           SURRENDERS AND WITHDRAWALS

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender this Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of this Policy at any time is equal to the Policy Account Value on such date less any Surrender Charge and any Additional Surrender Charge, less any outstanding policy loan and accrued interest. We will determine the Net Cash Surrender Value on the date we receive your signed written surrender request at our Home Office. Coverage under this Policy will end on the date you send the surrender request to us.

SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value during the first 10 Policy Years, or if this Policy lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value. This Surrender Charge has two parts: the Deferred Administrative Charge and the Deferred Sales Charge. The amounts of such charges are shown in the Policy Schedule.

   If you request a reduction in the Initial Face Amount during any of the first 10 Policy Years, we will deduct a pro rata Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Surrender Charge will be the Surrender Charge multiplied by the amount of the reduction in the Initial Face Amount divided by the Initial Face Amount as of the effective date of such reduction.

   We will allocate the pro rata Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

ADDITIONAL SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value within 10 years of the effective date of an increase in Face Amount or if this policy lapses within 10 years of the effective date of an increase in Face Amount, we will deduct an Additional Surrender Charge from the Policy Account Value. The Additional Surrender Charge is a Deferred Additional Sales Charge. The amount of such charge or charges will be shown in the Policy Schedule pages issued when you increase the Face Amount.

If you request a reduction in Face Amount within 10 years of the effective date of a Face Amount increase, we will deduct a pro rata Additional Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Additional Surrender Charge will be the Additional Surrender Charge applicable to the Face Amount increase multiplied by the amount of reduction in the Face Amount increase divided by the amount of the Face Amount increase as of the effective date of such reduction.

We will allocate the pro rata Additional Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. After the first Policy Year, you may make a written request for a partial withdrawal of the Net Cash Surrender Value, subject to restrictions below and the minimum amount shown in the Policy Schedule. As of the date we receive your request at our Home Office, we will reduce the Policy Account Value by the amount withdrawn plus the expense charge for a partial withdrawal shown in the Policy Schedule. If Death Benefit Option A is in effect, we will reduce the Face Amount by such amount.

We will allocate the withdrawal and expense charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

We reserve the right to decline your withdrawal request if: the Face Amount would be reduced below the minimum amount for which we would then issue this Policy under our rules; or we determine that the withdrawal would cause this Policy to fall to qualify as life insurance under applicable tax laws, as interpreted by us.

If we approve your request, we will issue revised Policy Schedule pages reflecting the changes, if any. The revised pages will become a part of this policy. We may require you to return the policy to make the change.


                             POLICY LOAN PROVISIONS

You may borrow from this Policy while it has a loan value. This Policy will be the only security for the loan. Any policy loan must be for at least the minimum amount shown in the Policy Schedule. The maximum amount which may be borrowed is the Net Cash Surrender Value. We will allocate the loan based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

        The collateral for the loan will be the loan amount plus accrued interest to the next Policy Anniversary less interest at 4% per annum which will be earned to such Policy Anniversary. The collateral for the loan will be deducted from each account and transferred to the Loan Account. The collateral for any existing loan will be recalculated: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

EFFECT OF LOANS. A policy loan will have a permanent effect on your benefits under this Policy, even if it is repaid. The loan amount which is transferred to the Loan Account will be maintained separately.

INTEREST RATE CHARGED ON LOANS. We will charge interest on loans at the fixed yearly rate of 6%. Loan interest is due at the end of each Policy Year. If you do not pay the interest when it is due, we will add it to the outstanding loan. The unpaid interest will then be treated as part of the loaned amount and bear interest at the policy loan interest rate. We will allocate the unpaid interest based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

LOAN INTEREST CREDITED. We will credit the Loan Account with interest at an effective annual rate we determine. This rate will not be less than 4%. We will determine such rate in advance of each calendar year. This rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to each of your Accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

LOAN REPAYMENTS. You may repay all or part of a policy loan at any time while the Insured is alive and this Policy is in force. We will assume that any payments made while there is an outstanding loan on this Policy is a loan repayment, unless you tell us, in writing, that such is a premium payment.

Repayments will first be allocated to the accounts based on the allocation of the outstanding loan from each account as of the date of repayment. Any repayment in excess of the amount of the outstanding loan will be allocated based on the amount of accrued interest for the outstanding loan.

Failure to repay a loan or pay loan interest will not cause this policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. In that event, the Grace Period provision will apply.


                              DIVIDEND PROVISIONS

While this Policy is in force, we will determine its share in our divisible surplus once a year. It is not anticipated that dividends will be paid on this Policy. Any dividends paid will be credited on the Policy Anniversary. You may select one of the Dividend Options listed below. If you do not select any Option, we will pay any dividends under Option 2:

     1.  CASH. We will pay any dividend to you in cash.

     2. PREMIUM PAYMENT. We will consider the dividend to be a Net Premium. We will allocate it in accordance with the premium allocation schedule then in effect.

                                PAYMENT OPTIONS

  Payments under these Options will not be affected by the investment experience of any Separate Account after proceeds are applied under such Options.

  Instead of being paid in one sum, the proceeds of this Policy may be paid under one of the Options below.

OPTION 1 - PROCEEDS AT INTEREST. We will pay interest on the proceeds at 12, 6, 3 or 1 month intervals, as elected. The interest per interval for each $1,000 of proceeds is shown in the table below:

        Interval in Months       Amount of Interest
                12                       $30.00
                 6                        14.89
                 3                         7.42
                 1                         2.47

OPTION 2 - INSTALMENTS OF A SPECIFIED AMOUNT. We will pay the proceeds in equal instalments of the amount elected with our consent at 12, 6, 3 or 1 month intervals. We will add interest on the balance of proceeds to such balance each year. We will pay instalments until the proceeds and interest are exhausted. The last instalment will be for the balance only of the proceeds and interest.

OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in the number of equal monthly instalments certain set forth in the election. We will base the amount of each instalment on the Option 3 table. If so elected, the instalments may be paid at 12, 6 or 3 month intervals. The amount of each instalment in such case will be the product of the monthly instalment and the factor shown in the table below:

                                 Factor Applied to
        Interval in Months       Monthly Instalment
                12                       11.839
                 6                        5.963
                 3                        2.993

OPTION 4 - LIFE INCOME. We will use the proceeds to provide equal monthly instalments during the payee's life. We will pay the instalments, as elected, either without instalments certain or with instalments certain for 120 months, for 240 months, or until the proceeds are refunded.

  "Until the proceeds are refunded" means until the sum of the instalments paid by us equals the amount of proceeds settled under this Option. We will base the amount of each instalment on the Option 4 table.

OPTION 5 - JOINT AND SURVIVOR LIFE INCOME. We will use the proceeds to provide equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor.

  We will pay the instalments certain for either 120 or 240 months, as elected. We will base the amount of each instalment on the Option 5 table.

DATE OF FIRST PAYMENT. We will make the first payment under Option 1 at the end of the first payment interval. We will make the first payment under Option 2, 3, 4 or 5 on the date on which the Option takes effect.

INTEREST. The interest rate underlying all of the above Options is 3% per year. Additional interest may be declared each year by us. Such additional interest will:

     1.  increase the interest payment under Option 1;
     2.  be added to the proceeds under Option 2; or
     3.  increase the instalments certain under Option 3, 4 or 5.

WITHDRAWAL OR COMMUTATION. If expressly provided in the election of the Option but not otherwise, the payee will have the right to:

     1. withdraw all or part of the balance of the proceeds under Option 1 or 2; or

     2. take in one sum the commuted value of any balance of the instalments certain under Option 3, 4, or 5.

  Partial withdrawals will be subject to our published minimum amount limits in effect at the time the Option is elected. Such commuted value will be based on compound interest at a yearly rate of 3%. Under Option 4 or 5, no instalments other than instalments certain may be commuted.

We may defer payment of the amount withdrawn or commuted for a period not exceeding 6 months.

SETTLEMENT AT DEATH OF PAYEE. After the death of the payee (the survivor in the case of Option 5), we will make payment as directed in the election of the Option. Such direction is subject to our approval.

The amount subject to such payment will be:

     1.  any balance of proceeds, with accrued interest, under Option 1 or 2; or

     2.  the value of any remaining instalments certain under Option 3, 4 or 5.

                                   OPTION 3-INSTALMENTS FOR A SPECIFIED PERIOD
             Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 3

======================================================================================================================
                                            Monthly Instalments Certain
----------------------------------------------------------------------------------------------------------------------
No.    Amount       No.      Amount      No.     Amount       No.      Amount      No.    Amount       No.    Amount
----------------------------------------------------------------------------------------------------------------------
12     $84.47        72     $15.14       132      $8.86       192      $6.53       252     $5.32       312   $4.59
24      42.86        84      13.16       144       8.24       204       6.23       264      5.15       324    4.47
36      28.99        96      11.68       156       7.71       216       5.96       276      4.99       336    4.37
48      22.06       108      10.53       168       7.26       228       5.73       288      4.84       348    4.27
60      17.91       120       9.61       180       6.87       240       5.51       300      4.71       360    4.18
======================================================================================================================

                                              OPTION 4-LIFE INCOME
              Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 4
                         Where the incomes are the same the longer certain period will apply.

====================================================================================================================================
           Number of Monthly               Number of Monthly                 Number of Monthly               Number of Monthly
Age of    Instalments Certain   Age of    Instalments Certain     Age of    Instalments Certain   Age of    Instalments Certain
Payee* ------------------------ Payee* -------------------------- Payee* ------------------------ Payee* ---------------------------
                       Until                              Until                            Until                            Until
      None  120  240  Proceeds         None  120    240  Proceeds        None  120    240 Proceeds       None   120   240  Proceeds
                        Are                                Are                              Are                              Are
  M                  Refunded     M                      Refunded   M                     Refunded   M                     Refunded
------------------------------------------------------------------------------------------------------------------------------------
5**  $2.81 $2.81 $2.81 $2.80     25    $3.14 $3.14  $3.13 $3.12    45   $3.93 $3.90  $3.82  $3.80   65   $6.10 $5.81 $5.02  $5.43
6     2.83  2.82  2.82  2.81     26     3.17  3.16   3.15  3.14    46    3.99  3.96   3.87   3.85   66    6.29  5.96  5.08   5.56
7     2.84  2.84  2.83  2.83     27     3.19  3.19   3.18  3.16    47    4.05  4.02   3.92   3.90   67    6.50  6.11  5.13   5.70
8     2.85  2.85  2.84  2.84     28     3.22  3.22   3.20  3.19    48    4.12  4.09   3.97   3.96   68    6.73  6.28  5.18   5.85
9     2.86  2.86  2.86  2.85     29     3.25  3.24   3.23  3.21    49    4.19  4.15   4.03   4.01   69    6.97  6.44  5.23   6.00

10    2.87  2.87  2.87  2.86     30     3.28  3.27   3.26  3.24    50    4.27  4.22   4.08   4.08   70    7.23  6.61  5.27   6.16
11    2.89  2.89  2.88  2.88     31     3.31  3.30   3.29  3.27    51    4.34  4.29   4.14   4.14   71    7.51  6.78  5.31   6.33
12    2.90  2.90  2.90  2.89     32     3.34  3.33   3.32  3.30    52    4.43  4.37   4.20   4.20   72    7.80  6.96  5.34   6.51
13    2.92  2.91  2.91  2.90     33     3.37  3.37   3.35  3.33    53    4.51  4.45   4.26   4.27   73    8.12  7.14  5.37   6.70
14    2.93  2.93  2.92  2.92     34     3.41  3.40   3.38  3.36    54    4.60  4.54   4.32   4.35   74    8.45  7.32  5.40   6.90

15    2.95  2.95  2.94  2.93     35     3.44  3.44   3.41  3.39    55    4.70  4.62   4.39   4.42   75    8.82  7.49  5.42   7.11
16    2.96  2.96  2.96  2.95     36     3.48  3.48   3.45  3.42    56    4.80  4.72   4.45   4.50   76    9.21  7.67  5.44   7.33
17    2.98  2.98  2.97  2.96     37     3.52  3.51   3.48  3.46    57    4.91  4.82   4.51   4.58   77    9.62  7.84  5.45   7.56
18    3.00  3.00  2.99  2.98     38     3.57  3.56   3.52  3.50    58    5.03  4.92   4.58   4.67   78   10.07  8.01  5.47   7.80
19    3.02  3.01  3.01  3.00     39     3.61  3.60   3.56  3.53    59    5.15  5.03   4.64   4.76   79   10.55  8.17  5.48   8.05

20    3.04  3.03  3.03  3.02     40     3.66  3.64   3.60  3.57    60    5.28  5.14   4.71   4.86   80   11.06  8.33  5.49   8.32
21    3.06  3.05  3.05  3.04     41     3.71  3.69   3.64  3.61    61    5.42  5.26   4.78   4.96   81   11.61  8.48  5.49   8.60
22    3.08  3.07  3.07  3.06     42     3.76  3.74   3.68  3.66    62    5.57  5.39   4.84   5.07   82   12.19  8.61  5.50   8.89
23    3.10  3.09  3.09  3.08     43     3.81  3.79   3.73  3.70    63    5.74  5.52   4.90   5.19   83   12.81  8.74  5.50   9.20
24    3.12  3.12  3.11  3.10     44     3.87  3.85   3.77  3.75    64    5.91  5.66   4.96   5.30   84   13.46  8.86  5.51   9.52

                                                                                                    85+  14.16  8.97  5.51   9.85
====================================================================================================================================
           Number of Monthly               Number of Monthly                 Number of Monthly               Number of Monthly
Age of    Instalments Certain   Age of    Instalments Certain     Age of    Instalments Certain   Age of    Instalments Certain
Payee* ------------------------ Payee* -------------------------- Payee* ------------------------ Payee* ---------------------------
                       Until                              Until                            Until                            Until
      None  120  240  Proceeds         None  120    240  Proceeds        None  120    240 Proceeds       None   120   240  Proceeds
                        Are                                Are                              Are                              Are
  F                  Refunded     F                      Refunded   F                     Refunded   F                     Refunded
------------------------------------------------------------------------------------------------------------------------------------
5**  $2.75 $2.75 $2.75 $2.74     25    $3.02 $3.02  $3.01 $3.01    45   $3.63 $3.63  $3.59  $3.57   65   $5.35 $5.22 $4.79  $4.97
6     2.76  2.76  2.76  2.75     26     3.04  3.04   3.03  3.02    46    3.68  3.67   3.63   3.61   66    5.51  5.36  4.86   5.08
7     2.77  2.77  2.77  2.76     27     3.06  3.06   3.05  3.04    47    3.73  3.72   3.68   3.66   67    5.67  5.50  4.93   5.20
8     2.78  2.78  2.78  2.77     28     3.08  3.08   3.07  3.06    48    3.79  3.77   3.72   3.70   68    5.85  5.65  5.00   5.33
9     2.79  2.79  2.79  2.78     29     3.10  3.10   3.09  3.09    49    3.84  3.83   3.77   3.75   69    6.04  5.80  5.06   5.47

10    2.80  2.80  2.80  2.79     30     3.13  3.12   3.12  3.11    50    3.90  3.89   3.82   3.80   70    6.25  5.96  5.12   5.61
11    2.81  2.81  2.81  2.80     31     3.15  3.15   3.14  3.13    51    3.97  3.95   3.88   3.86   71    6.47  6.14  5.18   5.76
12    2.82  2.82  2.82  2.82     32     3.18  3.17   3.16  3.15    52    4.03  4.01   3.93   3.91   72    6.71  6.31  5.23   5.93
13    2.83  2.83  2.83  2.83     33     3.20  3.20   3.19  3.18    53    4.10  4.08   3.99   3.97   73    6.97  6.50  5.28   6.10
14    2.85  2.85  2.84  2.84     34     3.23  3.23   3.22  3.20    54    4.18  4.15   4.04   4.03   74    7.26  6.69  5.32   6.28

15    2.86  2.86  2.86  2.85     35     3.26  3.26   3.24  3.23    55    4.25  4.22   4.11   4.10   75    7.56  6.89  5.35   6.48
16    2.87  2.87  2.87  2.86     36     3.29  3.29   3.27  3.26    56    4.34  4.30   4.17   4.17   76    7.90  7.09  5.39   6.68
17    2.89  2.89  2.80  2.88     37     3.32  3.32   3.30  3.29    57    4.42  4.38   4.23   4.24   77    8.26  7.29  5.41   6.90
18    2.90  2.90  2.90  2.89     38     3.35  3.35   3.33  3.32    58    4.52  4.47   4.30   4.31   78    8.65  7.49  5.43   7.13
19    2.92  2.92  2.91  2.91     39     3.39  3.38   3.37  3.35    59    4.61  4.56   4.37   4.39   79    9.07  7.69  5.45   7.38

20    2.93  2.93  2.93  2.93     40     3.42  3.42   3.40  3.38    60    4.72  4.66   4.44   4.48   80    9.53  7.89  5.47   7.64
21    2.95  2.95  2.94  2.94     41     3.46  3.46   3.43  3.42    61    4.83  4.76   4.51   4.56   81   10.03  8.08  5.48   7.91
22    2.96  2.96  2.96  2.95     42     3.50  3.50   3.47  3.45    62    4.95  4.86   4.58   4.66   82   10.57  8.26  5.49   8.21
23    2.98  2.98  2.98  2.97     43     3.54  3.54   3.51  3.49    63    5.07  4.98   4.65   4.75   83   11.16  8.43  5.49   8.51
24    3.00  3.00  2.99  2.99     44     3.59  3.58   3.55  3.53    64    5.21  5.10   4.72   4.86   84   11.79  8.59  5.50   8.83

                                                                                                    85+  12.48  8.74  5.50   9.18
====================================================================================================================================
                         *On birthday nearest to due date of first instalment.                **Ages 5 and under.

                                               OPTION 5 - JOINT AND SURVIVOR LIFE INCOME
                       Montly Instalments for Each $1,000 of the Proceeds of This Policy Settled Under Option 5

-------------------------------------------------------------------------------------------------------------------------
                                                 WITH 120 MONTHLY INSTALMENTS CERTAIN
-------------------------------------------------------------------------------------------------------------------------
Age of                                                       Age of Payee*
Payee*                                                          FEMALE
       ------------------------------------------------------------------------------------------------------------------
 MALE   50    51    52    53    54    55    56    57    58    59    60    61    62    63    64    65    70    75    80
-------------------------------------------------------------------------------------------------------------------------
  50  $3.60 $3.63 $3.66 $3.69 $3.72 $3.75 $3.77 $3.80 $3.83 $3.85 $3.88 $3.90 $3.92 $3.95 $3.97 $3.99 $4.08 $4.14 $4.18
  51   3.62  3.65  3.68  3.71  3.74  3.77  3.80  3.83  3.86  3.89  3.91  3.94  3.97  3.99  4.01  4.04  4.13  4.20  4.25
  52   3.64  3.67  3.70  3.74  3.77  3.80  3.83  3.86  3.89  3.92  3.95  3.98  4.01  4.03  4.06  4.08  4.19  4.27  4.32
  53   3.66  3.69  3.72  3.76  3.79  3.82  3.86  3.89  3.92  3.96  3.99  4.02  4.05  4.08  4.11  4.13  4.25  4.34  4.40
  54   3.67  3.71  3.74  3.78  3.81  3.85  3.89  3.92  3.96  3.99  4.02  4.06  4.09  4.12  4.15  4.18  4.31  4.41  4.48

  55   3.69  3.72  3.76  3.80  3.84  3.87  3.91  3.95  3.99  4.02  4.06  4.10  4.13  4.17  4.20  4.23  4.37  4.48  4.56
  56   3.70  3.74  3.78  3.82  3.86  3.90  3.94  3.98  4.02  4.06  4.10  4.13  4.17  4.21  4.25  4.28  4.44  4.56  4.64
  57   3.72  3.76  3.80  3.84  3.88  3.92  3.96  4.00  4.05  4.09  4.13  4.17  4.21  4.25  4.29  4.33  4.50  4.64  4.73
  58   3.73  3.77  3.81  3.86  3.90  3.94  3.99  4.03  4.08  4.12  4.17  4.21  4.25  4.30  4.34  4.38  4.57  4.72  4.82
  59   3.74  3.79  3.83  3.87  3.92  3.96  4.01  4.06  4.10  4.15  4.20  4.25  4.29  4.34  4.38  4.43  4.64  4.80  4.92

  60   3.75  3.80  3.84  3.89  3.94  3.98  4.03  4.08  4.13  4.18  4.23  4.28  4.33  4.38  4.43  4.48  4.71  4.89  5.02
  61   3.77  3.81  3.86  3.91  3.95  4.00  4.05  4.11  4.16  4.21  4.26  4.32  4.37  4.42  4.48  4.53  4.77  4.98  5.12
  62   3.78  3.82  3.87  3.92  3.97  4.02  4.07  4.13  4.18  4.24  4.29  4.35  4.41  4.46  4.52  4.58  4.84  5.07  5.23
  63   3.79  3.83  3.88  3.93  3.99  4.04  4.09  4.15  4.21  4.26  4.32  4.38  4.44  4.50  4.56  4.62  4.91  5.16  5.34
  64   3.80  3.84  3.90  3.95  4.00  4.06  4.11  4.17  4.23  4.29  4.35  4.41  4.48  4.54  4.60  4.67  4.98  5.25  5.45

  65   3.80  3.85  3.91  3.96  4.01  4.07  4.13  4.19  4.25  4.31  4.38  4.44  4.51  4.58  4.64  4.71  5.05  5.36  5.57

  70   3.84  3.89  3.95  4.01  4.07  4.13  4.20  4.27  4.34  4.41  4.49  4.57  4.65  4.73  4.82  4.91  5.36  5.81  6.18

  75   3.86  3.92  3.98  4.04  4.11  4.17  4.25  4.32  4.40  4.48  4.57  4.66  4.75  4.84  4.94  5.05  5.62  6.23  6.78

  80   3.87  3.93  4.00  4.06  4.13  4.20  4.27  4.35  4.44  4.52  4.61  4.71  4.81  4.91  5.02  5.14  5.79  6.54  7.27
-------------------------------------------------------------------------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                 WITH 240 MONTHLY INSTALMENTS CERTAIN
-------------------------------------------------------------------------------------------------------------------------
Age of                                                       Age of Payee*
Payee*                                                          FEMALE
       ------------------------------------------------------------------------------------------------------------------
 MALE    50    51    52    53    54    55    56    57    58    59    60    61    62    63    64    65    70    75    80
-------------------------------------------------------------------------------------------------------------------------
  50   $3.60 $3.63 $3.65 $3.68 $3.71 $3.73 $3.76 $3.79 $3.81 $3.84 $3.86 $3.88 $3.90 $3.92 $3.94 $3.96 $4.03 $4.06 $4.08
  51    3.61  3.64  3.67  3.70  3.73  3.76  3.79  3.82  3.84  3.87  3.89  3.92  3.94  3.96  3.98  4.00  4.08  4.12  4.14
  52    3.63  3.66  3.69  3.72  3.76  3.79  3.82  3.85  3.87  3.90  3.93  3.95  3.98  4.00  4.02  4.05  4.13  4.17  4.19
  53    3.65  3.68  3.71  3.75  3.78  3.81  3.84  3.87  3.90  3.93  3.96  3.99  4.02  4.04  4.07  4.09  4.18  4.23  4.25
  54    3.66  3.70  3.73  3.77  3.80  3.83  3.87  3.90  3.93  3.97  4.00  4.03  4.06  4.08  4.11  4.13  4.23  4.29  4.31

  55    3.68  3.71  3.75  3.79  3.82  3.86  3.89  3.93  3.96  4.00  4.03  4.06  4.09  4.12  4.15  4.18  4.29  4.35  4.38
  56    3.69  3.73  3.77  3.80  3.84  3.88  3.92  3.95  3.99  4.03  4.06  4.10  4.13  4.16  4.19  4.22  4.34  4.41  4.44
  57    3.70  3.74  3.78  3.82  3.86  3.90  3.94  3.98  4.02  4.06  4.09  4.13  4.17  4.20  4.24  4.27  4.40  4.47  4.50
  58    3.72  3.76  3.80  3.84  3.88  3.92  3.96  4.00  4.04  4.09  4.13  4.16  4.20  4.24  4.28  4.31  4.45  4.53  4.57
  59    3.73  3.77  3.81  3.85  3.90  3.94  3.98  4.03  4.07  4.11  4.15  4.20  4.24  4.28  4.31  4.35  4.50  4.59  4.63

  60    3.74  3.78  3.82  3.87  3.91  3.96  4.00  4.05  4.09  4.14  4.18  4.23  4.27  4.31  4.35  4.39  4.55  4.65  4.69
  61    3.75  3.79  3.84  3.88  3.93  3.97  4.02  4.07  4.12  4.16  4.21  4.26  4.30  4.35  4.39  4.43  4.61  4.71  4.76
  62    3.76  3.80  3.85  3.89  3.94  3.99  4.04  4.09  4.14  4.19  4.23  4.28  4.33  4.38  4.42  4.47  4.66  4.77  4.82
  63    3.77  3.81  3.86  3.91  3.95  4.00  4.05  4.10  4.16  4.21  4.26  4.31  4.36  4.41  4.46  4.50  4.70  4.83  4.88
  64    3.77  3.82  3.87  3.92  3.97  4.02  4.07  4.12  4.17  4.23  4.28  4.33  4.39  4.44  4.49  4.54  4.75  4.88  4.94

  65    3.78  3.83  3.88  3.93  3.98  4.03  4.08  4.14  4.19  4.25  4.30  4.36  4.41  4.46  4.52  4.57  4.79  4.93  5.00

  70    3.81  3.86  3.91  3.96  4.02  4.07  4.13  4.19  4.25  4.31  4.38  4.44  4.50  4.57  4.63  4.69  4.97  5.15  5.24

  75    3.82  3.87  3.92  3.98  4.03  4.09  4.16  4.22  4.28  4.35  4.42  4.48  4.55  4.62  4.69  4.76  5.07  5.28  5.38

 80    3.82  3.87  3.93  3.98  4.04  4.10  4.16  4.23  4.29  4.36  4.43  4.50  4.57  4.64  4.71  4.78  5.11  5.33  5.44
-------------------------------------------------------------------------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.
-------------------------------------------------------------------------------------------------------------------------

                    A GUIDE TO THE PROVISIONS OF THIS POLICY

                                                                                          Page
                                                                                          ----
     Calculation of Values  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-15
     Death Benefit Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9-10
     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Description of Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Dividend Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Endorsements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-8
     Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-19
     Policy Account Value: Allocations
          and Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Policy Description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Policy Loan Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Policy Owner and Beneficiary
          Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Policy Specifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-5
     Premium Expense Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     Premium Payment Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-11
     Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Surrenders and Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15-16



Form C126                              Page 21

          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                            Adjustable Death Benefit
      Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.

                                     [LOGO]

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA
              1600 Market Street, Philadelphia, Pennsylvania 19103



Form C126A

                             PROVIDENT MUTUAL LIFE
                              INSURANCE COMPANY OF
                                  PHILADELPHIA

                           Philadelphia, Pennsylvania

                --------------------------------------------------------------------------------
INSURED                 JOHN DOE
                                                                                  01-01-1991        POLICY ISSUE DATE
POLICY NUMBER           7,000,000

FACE AMOUNT             $200,000                                                  35                ISSUE AGE

DEATH BENEFIT           OPTION A                                                  01-01-1991        POLICY DATE
                --------------------------------------------------------------------------------


PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA agrees:

            o To pay the Beneficiary of this Policy the Insurance Proceeds upon receiving due proof of the Insured's death;

            o To provide you (the Policy Owner) with the other rights and benefits of this Policy. These agreements are subject to the provisions of this Policy.

THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED, AS DESCRIBED ON PAGE 9.

THE PORTION OF THE POLICY ACCOUNT VALUE THAT IS IN A SEPARATE ACCOUNT MAY INCREASE OR DECREASE, DEPENDING UPON THE UNIT VALUE OF SUCH SEPARATE ACCOUNT, WHICH IN TURN DEPENDS UPON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO OF A DESIGNATED INVESTMENT COMPANY. THE INVESTMENT OPTIONS FOR THIS POLICY ARE DESCRIBED ON PAGE 6. THERE IS NO GUARANTEED MINIMUM FOR THE PORTION OF YOUR POLICY ACCOUNT VALUE IN THE SEPARATE ACCOUNTS.

The portion of the Policy Account Value that is in the Guaranteed Account and the Loan Account will accumulate, after deductions, at rates of interest we determine. Such rates will not be less than 4% a year.

Please read this Policy with care. A guide to its provisions is on the last page. A description is on page 2. Any additional benefit riders and a copy of the Application are included in this Policy after page 19.

                 This is a legal contract between the Owner and
            Provident Mutual Life Insurance Company of Philadelphia.

RIGHT TO EXAMINE POLICY. You may examine this Policy and if for any reason you are not satisfied with it, you may cancel it by returning the Policy to us with a written request no later than: (a) 10 days after you receive it; (b) or 45 days after Part I of the Application was signed. All you have to do is take this Policy or mail it to our Home Office at 1600 Market Street, Philadelphia, Pennsylvania 19103, or to one of our offices or to the representative who sold it to you. If you do this, we will refund an amount equal to: (a) the difference between the premiums you paid (including any fees and charges) and the sum of the amounts allocated to the Guaranteed Account and the Separate Accounts; plus (b) the value of the amounts allocated to the Guaranteed Account including any interest accumulated to the date you return the Policy to us; plus (c) the value of the amounts allocated to the Separate Accounts including the net investment experience of such Separate Accounts to the date you return the Policy to us; plus (d) any fees or charges imposed on the amounts allocated to the Guaranteed Account or the Separate Accounts.

Attest                                     /s/ ROBERT W. KLOSS

                                           President and Chief Executive Officer

            Registrar

         Flexible Premium Adjustable Variable Life Insurance Policy.
       Insurance Proceeds payable upon death before Final Policy Date.
              Policy Account Value payable on Final Policy Date.
                           Adjustable Death Benefit.
[LOGO]          Values provided by this Policy are based on declared      [LOGO]
             interest rates of the Guaranteed and Loan Accounts and
             on the investment experience of the Separate Accounts.
                                 Participating.
                            Employee Benefit Series.


Form C127                                                                  12.93

                               POLICY DESCRIPTION

This is a flexible premium adjustable variable life insurance policy.

Net premiums are allocated at your direction to one or more of the Separate Accounts and/or the Guaranteed Account.

The Separate Accounts invest in securities and other investments whose value is subject to market fluctuation and investment risk. There is no guarantee of principal or investment return.

The Guaranteed Account earns interest at rates we declare in advance. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed.

The duration of life insurance coverage depends on the Net Cash Surrender Value except that during the first two Policy Years, your Policy will remain in force if the sum of the premiums paid less loans and partial withdrawals equals or exceeds the Minimum Guarantee Premium.

If Death Benefit Option A has been selected, the death benefit is the Face Amount of this Policy and the amount of the death benefit is fixed, except where it is a percentage of the Policy Account Value. If Death Benefit Option B has been selected, the death benefit is the Face Amount of this Policy plus the Policy Account Value. The amount of the death benefit under Option B is variable. Under either Option, the death benefit will not be less than a percentage of the Policy Account Value.

To compute the Insurance Proceeds payable upon the Insured's death, we start with the death benefit and adjust this amount if there is a loan.

We make monthly deductions from the Policy Account Value to cover the cost of benefits provided under this Policy, including the cost of any benefits provided by rider. We will allocate such deductions to the Separate Accounts and the Guaranteed Account in accordance with your instructions.

If you surrender this Policy for its Net Cash Surrender Value or reduce the Face Amount of insurance during the first 10 Policy Years or within 10 years after the effective date of an increase in the Face Amount, we will deduct any applicable surrender charges from the Policy Account Value.

We will pay the proceeds under this Policy in one sum unless a Payment Option is in force. If you elect a Payment Option it will apply to payment of the Net Cash Surrender Value if you surrender this Policy or to the Insurance Proceeds paid to the Beneficiary when the Insured dies. If a Payment Option is not in force when the Insured dies, the Beneficiary will be able to elect a Payment Option for the Insurance Proceeds.

If this Policy lapses, coverage will end. If such occurs, you may be able to reinstate this Policy within three full years with full benefits.

As Policy Owner, you have these rights in this Policy, among others, subject to the terms, conditions and limits in this Policy:

            o You may make premium payments at any time and of any amount.

            o You may change the allocation of premiums and deductions among your investment options.

            o You may increase or decrease the Face Amount of insurance.

            o You may change the Death Benefit Option.

            o You may transfer amounts among your investment options.

            o You may borrow on this Policy.

            o You may make a partial withdrawal of the Net Cash Surrender
              Value.

            o You may surrender this policy for its Net Cash Surrender Value.

            o You may change the Beneficiary of the Insurance Proceeds of this
              Policy.

            o You may assign this Policy and change the Owner.

This is only a summary of what the policy provides. You should read the entire policy carefully as its terms govern your rights and our obligations.



Form C127                           Page 2

                                POLICY SCHEDULE


INSURED                            JOHN DOE

POLICY NUMBER                      7,000,000               01-01-91               POLICY ISSUE DATE

FACE AMOUNT                        $200,000                35                     ISSUE AGE

DEATH BENEFIT                      OPTION A                01-01-91               POLICY DATE

PREMIUM CLASS                      STANDARD                01-01-56               FINAL POLICY DATE


BENEFITS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE - INITIAL FACE AMOUNT $200,000

RIDER - DISABILITY WAIVER BENEFIT

THIS POLICY PROVIDES LIFE INSURANCE COVERAGE ON THE INSURED UNTIL THE FINAL POLICY DATE, PROVIDED THE NET CASH SURRENDER VALUE IS SUFFICIENT TO COVER THE DEDUCTIONS FOR THE COST TO THAT DATE OF THE BENEFITS OF THIS POLICY AND OF ANY RIDERS. YOU MAY HAVE TO PAY MORE THAN THE PREMIUMS SHOWN BELOW TO KEEP THIS POLICY AND COVERAGE IN FORCE TO THAT DATE, AND TO KEEP ANY ADDITIONAL RIDERS IN FORCE.

MINIMUM INITIAL PREMIUM - $213.00

PLANNED PERIODIC PREMIUM - $2,000.00 PAYABLE YEARLY

MINIMUM ANNUAL PREMIUM - $1,278.00

MINIMUM FACE AMOUNT - $200,000 AFTER 10TH POLICY YEAR

MINIMUM PAYMENT - $25

PARTIAL WITHDRAWAL - MINIMUM AMOUNT $1,500

TRANSFERS - MINIMUM AMOUNT $1,000

POLICY LOAN - FIXED 6% POLICY LOAN INTEREST RATE

            MINIMUM LOAN AMOUNT $500

                                POLICY SCHEDULE
                                  (CONTINUED)

                                                         POLICY NUMBER 7,000,000

                                EXPENSE CHARGES

PREMIUM EXPENSE CHARGE

            CONSISTS OF THE FOLLOWING:

            1. A PREMIUM TAX CHARGE OF 2.00% WILL BE DEDUCTED FROM EACH PREMIUM PAYMENT FOR STATE AND LOCAL PREMIUM TAXES. WE RESERVE THE RIGHT TO CHANGE THIS PERCENTAGE IF THE APPLICABLE LAW CHANGES OR THE INSURED'S RESIDENCE CHANGES.

            2. A PERCENT OF PREMIUM CHARGE NOT EXCEEDING 3% WILL BE DEDUCTED FROM EACH PREMIUM PAYMENT.


INITIAL ADMINISTRATIVE CHARGE

            $17.50 DEDUCTED MONTHLY FROM THE POLICY ACCOUNT VALUE ON THE FIRST 12 POLICY PROCESSING DAYS.

MONTHLY ADMINISTRATIVE CHARGE

            $7.50 DEDUCTED MONTHLY PROM THE POLICY ACCOUNT VALUE. WE RESERVE THE RIGHT TO INCREASE THIS CHARGE, BUT IT WILL NOT BE GREATER THAN $12 A MONTH.

FOR PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

            $25 DEDUCTED FROM THE POLICY ACCOUNT VALUE WHENEVER YOU MAKE A PARTIAL WITHDRAWAL.

FOR AN INCREASE IN FACE AMOUNT

            $50 PLUS $1.00 PER $1,000 OF INCREASE IN FACE AMOUNT DEDUCTED FROM THE POLICY ACCOUNT VALUE. WE RESERVE THE RIGHT TO INCREASE THIS CHARGE, BUT IT WILL NOT BE GREATER THAN $50 PLUS $3.00 PER $1,000.

FOR TRANSFERS

            AFTER THE FIRST FOUR TRANSFERS OF AMOUNTS AMONG YOUR INVESTMENT OPTIONS DURING A POLICY YEAR, WE WILL CHARGE $25 FOR EACH ADDITIONAL TRANSFER DURING THAT POLICY YEAR.

                                POLICY SCHEDULE
                                  (CONTINUED)

                                                         POLICY NUMBER 7,000,000

                               SURRENDER CHARGES

IF THIS POLICY IS SURRENDERED OR LAPSES DURING THE FIRST 10 POLICY YEARS, WE WILL DEDUCT A SURRENDER CHARGE FROM THE POLICY ACCOUNT VALUE IN DETERMINING ITS NET CASH SURRENDER VALUE. THE SURRENDER CHARGE CONSISTS OF THE DEFERRED ADMINISTRATIVE CHARGE AND THE DEFERRED SALES CHARGE.

THE DEFERRED ADMINISTRATIVE CHARGE AT ANY TIME DURING THE POLICY YEAR IS $600 MULTIPLIED BY THE FACTOR IN THE TABLE BELOW FOR THAT YEAR, LESS THE AMOUNT OF ANY PRO RATA DEFERRED ADMINISTRATIVE CHARGE PREVIOUSLY PAID UNDER THIS POLICY.

THE DEFERRED SALES CHARGE AT ANY TIME DURING THE POLICY YEAR IS EQUAL TO (A) MINUS (B) WHERE: (A) IS THE LESSER OF: (1) THE MAXIMUM CHARGE SHOWN IN THE TABLE BELOW FOR THAT YEAR; OR (2) AN AMOUNT EQUAL TO 27% OF THE FIRST $2,580.00 IN PREMIUM PAYMENTS RECEIVED DURING THE FIRST POLICY YEAR PLUS 6% OF ALL OTHER PREMIUM PAYMENTS PAID TO SUCH TIME; AND (B) IS THE AMOUNT OF ANY PRO RATA DEFERRED SALES CHARGE PREVIOUSLY PAID UNDER THIS POLICY.

POLICY                                         MAXIMUM                 POLICY                                   MAXIMUM
YEAR                    FACTOR                 CHARGE                  YEAR                FACTOR               CHARGE
1                       1.0                   $1,290.00                6                   1.0                  $1,290.00
2                       1.0                    1,290.00                7                   0.8                   1,032.00
3                       1.0                    1,290.00                8                   0.6                     774.00
4                       1.0                    1,290.00                9                   0.4                     516.00
5                       1.0                    1,290.00                10                  0.2                     258.00

IF THE FACE AMOUNT OF THIS POLICY IS DECREASED AT ANY TIME DURING THE FIRST 10 POLICY YEARS, A PRO RATA SHARE OF THE SURRENDER CHARGE WILL BE DEDUCTED.

IF THE FACE AMOUNT OF THIS POLICY IS INCREASED AT ANY TIME, AND WITHIN 10 YEARS OF THE EFFECTIVE DATE OF SUCH INCREASE YOU DECREASE THE FACE AMOUNT OR SURRENDER THIS POLICY, A DEFERRED ADDITIONAL SALES CHARGE WILL BE DEDUCTED.

                                    PAGE 4A

                                POLICY SCHEDULE

                                  (CONTINUED)


                                                         POLICY NUMBER 7,000,000


GUARANTEED MONTHLY COST OF INSURANCE RATES PER $1,000 OF NET AMOUNT AT RISK

ATTAINED                 ATTAINED                    ATTAINED
  AGE        RATE          AGE          RATE           AGE             RATE

  35       0.20833         57         1.37917          79            8.32583
  36       0.22250         58         1.49417          80            8.92833
  37       0.24083         59         1.61333          81            9.59250
  38       0.26167         60         1.74417          82           10.33583
  39       0.28583         61         1.89333          83           11.16750
  40       0.31250         62         2.06250          84           12.08083
  41       0.34500         63         2.25750          85           13.00667
  42       0.37750         64         2.47167          86           13.97917
  43       0.41417         65         2.70417          87           14.91917
  44       0.45167         66         2.94417          88           15.97833
  45       0.48500         67         3.19417          89           17.00333
  46       0.53750         68         3.44500          90           18.11833
  47       0.58417         69         3.71333          91           19.29833
  48       0.63333         70         4.00500          92           20.57333
  49       0.68750         71         4.33500          93           22.12083
  50       0.74583         72         4.71333          94           24.11333
  51       0.81167         73         5.14333          95           27.07417
  52       0.88583         74         5.61583          96           31.74750
  53       0.97000         75         6.13667          97           39.80750
  54       0.06417         76         6.67583          98           54.78167
  55       1.16333         77         7.22000          99           83.33333
  56       1.27000         78         7.76417

                                POLICY SCHEDULE
                                  (CONTINUED)



                               ALLOCATION OPTIONS



                                  SCHEDULE A-1



     THIS MARKET STREET FUND, INC.:

          Provident Mutual Variable Large Cap Growth Subaccount
          Provident Mutual Variable Large Cap Value Subaccount
          Provident Mutual Variable Small Cap Growth Subaccount
          Provident Mutual Variable Small Cap Value Subaccount
          Provident Mutual Variable Growth Separate Account
          Provident Mutual Variable Aggressive Growth Separate Account Provident Mutual Variable Bond Separate Account
          Provident Mutual Variable Managed Separate Account
          Provident Mutual Variable Money Market Separate Account
          Provident Mutual Variable International Separate Account


                                  SCHEDULE A-2


     THE ALGER AMERICAN FUND:

          Alger American Small Capitalization Subaccount


     VARIABLE INSURANCE PRODUCTS FUND (VIP) OR THE
     VARIABLE INSURANCE PRODUCTS FUND II (VIP II):

          Fidelity Asset Manager Subaccount (VIP II)
          Fidelity Contrafund Subaccount (VIP II)
          Fidelity Equity-Income Subaccount (VIP)
          Fidelity Growth Subaccount (VIP)
          Fidelity High Income Subaccount (VIP)
          Fidelity Index 500 Subaccount (VIP II)
          Fidelity Investment Grade Bond Subaccount (VIP II)
          Fidelity Overseas Subaccount (VIP)




     Form LSA1 (Rev. 1998)           Page 6

                                POLICY SCHEDULE
                                  (CONTINUED)




          NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:

               Neuberger & Berman Limited Maturity Bond Subaccount Neuberger & Berman Partners Subaccount


          VAN ECK WORLDWIDE INSURANCE TRUST:

               Van Eck Worldwide Bond Subaccount
               Van Eck Worldwide Emerging Markets Subaccount
               Van Eck Worldwide Hard Assets Subaccount
               Van Eck Worldwide Real Estate



                                  SCHEDULE A-3



          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT:

               Maturity Date of Series:  February 15, 2006







FORM LSA1 (Rev. 1998)             Page 6A

                                  DEFINITIONS


ATTAINED AGE. The Issue Age of the Insured plus the number of full years since the Policy Date.

CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges.

INSURANCE PROCEEDS. The net amount to be paid to the Beneficiary when the Insured dies. (See Amount of Insurance Proceeds provision.)

INSURED. The person named as the Insured on the first page. He or she need not be the Owner.

LOAN ACCOUNT. The account to which we transfer the amount of any policy loan from the Separate Accounts and Guaranteed Account.

MINIMUM GUARANTEE PREMIUM. The Minimum Annual Premium multiplied by the number of months since the Policy Date, including the current month, divided by 12.

NET CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges, minus any outstanding policy loans and accrued interest.

NET PREMIUM. The remainder of a premium after deduction of the Premium Expense Charge.

POLICY ACCOUNT VALUE. The sum of this Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account.

POLICY ANNIVERSARY. The same date and month as the Policy Date in each later year.

POLICY PROCESSING DAY. The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR. A year that starts on the Policy Date or on a Policy Anniversary.

WE, OUR, US AND COMPANY. Provident Mutual Life Insurance Company of Philadelphia, a Pennsylvania Corporation.

YOU AND YOUR. The Owner of this Policy.

                               GENERAL PROVISIONS

THE CONTRACT. This Policy is issued in consideration of payment of the Minimum Initial Premium shown in the Policy Schedule. This Policy and the initial Application, a copy of which is attached, and all subsequent Applications to change the policy and all additional Policy Schedule pages added to this Policy, form the whole contract. We assume that all statements in the Applications were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud they are assumed to be representations and not warranties. We relied on those statements when we issued or changed this Policy. We will not use any statement, unless made in the Applications, to void this Policy or to deny a claim.

POLICY MODIFICATIONS. Only the President or a Vice President of the Company may agree to modify this Policy, and then only in writing.

SUICIDE EXCLUSION. If the Insured, whether sane or insane, dies by suicide within two years from the Policy Issue Date, our payment will be limited to the sum of premiums paid, minus any loan and loan interest and any partial withdrawals of Net Cash Surrender Value. If the Insured, whether sane or insane, dies by suicide within two years of the Effective Date of a policy change which increases the Death Benefit, our payment with respect to such increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to such increase and the expense charge to the increase in Face Amount deducted from the Policy Account Value.

MISSTATEMENT OF AGE. If the Insured's stated age is not correct, the death benefit and any benefits provided by riders to this Policy shall be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any benefits provided by such riders, at the correct age. There is no adjustment to the Policy Account Value at that time.

INCONTESTABILITY. We have the right to contest the validity of this Policy based on material misstatements made in the initial Application for this Policy. We also have a right to contest the validity of any policy change based on material misstatements made in any Application for that change. However, we will not contest this Policy after it has been in force during the Insured's lifetime for two years from the Policy Issue Date, except for nonpayment of the Minimum Initial Premium. We will not contest any policy change that requires evidence of insurability, or any reinstatement of this policy, after such change or reinstatement has been in effect for two years during the Insured's lifetime. See any supplementary benefit riders for modifications that apply to them.

PERIODIC REPORT. At least once a year we will send you a report for this Policy. It will show: (1) the current Death Benefit; (2) the current Policy Account Value; (3) the Guaranteed Account Value; (4) the Loan Account Value; (5) the value in each Separate Account; (6) premiums paid since the last report; (7) charges deducted since the last report; (8) any partial withdrawals of Net Cash Surrender Value since the last report; (9) any policy loans and accrued interest; (10) the current Net Cash Surrender Value; (11) any other information that may be required when and where this Policy is delivered.

     You may ask for a similar report at some other time. We have the right to make a reasonable charge for the reports that you ask for, and to limit the scope and frequency of such reports.


Form C127                       Page 7

PAYMENTS. We will usually pay any amounts payable as a result of surrender, partial withdrawal or policy loan within 7 days after we receive your written request at our Home Office in a form satisfactory to us. We will usually pay the Insurance Proceeds within 7 days after we receive proof of the Insured's death at our Home Office and all other requirements deemed necessary are met.

  However, payment may be postponed if we are not able to sell securities or determine the value of the assets of the Separate Accounts because:

  1.   the New York Stock Exchange is closed;

  2. the Securities and Exchange Commission (SEC) requires trading to be restricted or declares an emergency; or

  3. the SEC by order permits us to defer payments for the protection of Policy Owners.

  As to amounts allocated to the Guaranteed Account, we may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after we receive your written request at our Home Office.

  We will allow interest, at a rate of 3% a year, on any payment we defer for 30 days or more under this provision.

POLICY CHANGES - TAX CONSIDERATIONS. In order to receive the tax treatment accorded to life insurance under federal tax laws, this Policy must qualify and continue to qualify as life insurance under the Internal Revenue Code. We reserve the right to decline to accept a premium payment, to decline to change the Death Benefit Option, or to decline a partial withdrawal which would cause this Policy to fail to qualify as life insurance under the applicable tax law, as interpreted by us. We also reserve the right to make changes in this Policy or to riders or to make distributions from this Policy to the extent we deem such to be necessary for this Policy to continue to qualify as life insurance. Such changes will apply uniformly to all affected policies. You will receive advance written notification of such changes.

CHANGES IN POLICY COST FACTORS. Changes in credited interest rates, cost of insurance charges, Percent of Premium Charge, mortality and expense risk charges, and Monthly Administrative Charges will be by class and will be based upon changes in future expectations for such factors as:

  a. investment earnings;
  b. mortality;
  c. persistency;
  d. expenses; and
  e. taxes.

  Any change will be determined in accordance with the procedures and standards on file, if required, with the insurance supervisory official of the state in which this policy is delivered.

POLICY ILLUSTRATIONS. Upon request, we will provide an illustration of the future benefits under this Policy. We reserve the right to charge a reasonable fee for this service if you request more than one policy illustration during a Policy Year.

                     POLICYOWNER AND BENEFICIARY PROVISIONS

OWNERSHIP. Unless otherwise stated in the Application or later changed, the Owner of this Policy is the Insured. While the Insured is living, the Owner alone is entitled to exercise any right and privilege granted by this Policy or by us. If the Insured is living on the Final Policy Date shown in the Policy Schedule and while this Policy is in force, we will pay you, the Owner, the Policy Account Value on that date, less any outstanding policy loan and accrued loan interest. This Policy will then end. If you are not the Insured and you die while the Insured is still living, all rights will vest in your estate, unless otherwise provided

BENEFICIARY. The Beneficiary is entitled to the Insurance Proceeds under this Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, we will pay the Insurance Proceeds in one sum to the Insured's estate.

CHANGES. While the Insured is living, you may change the Owner or Beneficiary by written notice in a form satisfactory to us. The change will take effect on the date you sign the notice, except that it will not apply to any payment or other action we take before we receive the notice at our Home Office. If you change the Beneficiary, any previous arrangement you made under the Payment Options provision is cancelled.

ASSIGNMENT. You may assign this Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Home Office. Your rights and those of any other person referred to in this Policy will be subject to the assignment. We assume no responsibility for the validity of any assignments.



Form C127                               Page 8

                            DEATH BENEFIT PROVISIONS

  If the Insured dies while this Policy is in force, we will pay the Insurance Proceeds to the Beneficiary when we receive: (1) proof that the Insured died before the Final Policy Date; and (2) all other requirements deemed necessary to make payment.

DEATH BENEFIT. The Death Benefit will be determined under either Option A or Option B below, whichever you have chosen and is in effect at such time.

  Under either Option, the duration of insurance coverage depends upon your Net Cash Surrender Value.

OPTION A. Under Option A, the death benefit is the greater of the Face Amount of insurance, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is fixed, unless it is determined by such a percentage.

OPTION B. Under Option B, the death benefit is the greater of the Face Amount of insurance plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is variable.

TABLE OF PERCENTAGES. The following table is used in determining the Death Benefit under Option A and Option B above. For Attained Ages not shown, the applicable percentages shall decrease by a ratable portion for each full year.

  ATTAINED AGE                             PERCENTAGE
  ------------                             ----------
  0 through 40                               250%
  45                                         215%
  50                                         185%
  55                                         150%
  60                                         130%
  65                                         120%
  70                                         115%
  75 through 90                              105%
  95 through 99                              100%



AMOUNT OF INSURANCE PROCEEDS. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

  1.   the Death Benefit described above;
  2.   plus any dividend payable at death;
  3. plus any additional benefits due under a supplementary benefit rider attached to this Policy;
  4.   less any loan and accrued loan interest on this Policy;
  5. less any overdue deductions if the death of the Insured occurs during the Grace Period.

PAYMENT OF INSURANCE PROCEEDS. We will pay the Insurance Proceeds to the Beneficiary in a lump sum, unless a Payment Option has been selected. If the proceeds are payable in a lump sum, we will add interest to the amount of such proceeds for the period from the date of death to the date of payment. The amount of interest will be computed at the yearly rate of 3% or any higher rate declared by us or required by law.

CHANGING THE FACE AMOUNT OF INSURANCE OR DEATH BENEFIT OPTION. During the first two Policy Years, the Death Benefit Option and the Face Amount of insurance will be as selected at the time of application, as shown in the Policy Schedule.

  After the second Policy Year while this policy is in force you may change the Death Benefit Option or the Face Amount. Any change will be effective as of the Policy Processing Day that coincides with or next follows the date we approve your written request, provided we have received the premium required for the change. You may request a change by completing an application for change. A copy of such application will be attached to new Policy Schedule pages which will be issued when the change is approved. The application for change and new Policy Schedule pages will become a part of this Policy. We may require you to return this Policy to make a change.




Form C127                             Page 9

FACE AMOUNT INCREASE. You may request a Face Amount increase subject to the following:

  a. you must provide evidence satisfactory to us of the Insured's insurability;
  b.   the Insured's Attained Age must be 75 years or less;
  c.   you may not have increased the Face Amount in the prior 12-month period;
  d.   the Face Amount increase must be for at least $25,000.

  We will deduct the expense charge for an increase in Face Amount shown in the Policy Schedule from the Policy Account Value as of the effective date of the increase. The deduction will be made in accordance with the allocation schedule for monthly deductions in effect at such time.

  You may cancel an increase in Face Amount and receive a refund by giving us written notice no later than: (a) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (b) 45 days after you signed the application for the increase. The amount of the refund will be equal to the monthly deductions for such increase plus the expense charge for the increase in Face Amount shown in the Policy Schedule. If you cancel the increase but do not request a refund, we will add the refund to the Policy Account Value. This amount will be allocated in the same proportion as it was deducted.

CONVERSION PRIVILEGE FOR INCREASE. You have the right once during the first two years following the Effective Date of an increase in Face Amount to convert the increase in Face Amount and receive a life insurance policy that provides for fixed benefits. No evidence of insurability will be required. The new Policy will have the same Face Amount and Issue Date as the amount and Effective Date of the increase. Premiums for the new Policy will be based on our rates in effect for the same Attained Age and Premium Class of the Insured as of the Effective Date of the increase. A refund will be made equal to the monthly deductions for such increase plus the expense charge for the increase shown in the Policy Schedule.

FACE AMOUNT DECREASE. You may request a Face Amount decrease provided:

  a. during the first 10 Policy Years, the Face Amount of the policy after the decrease is not less than the minimum amount for which we would then issue this Policy under our rules; after the 10th Policy Year the minimum amount after the decrease is shown in the Policy Schedule;
  b. the amount of the decrease is for at least $25,000; you may not have increased the Face Amount in the prior 12-month period;
  d. if the decrease is made during the first 10 Policy Years, or within 10 years following the effective date of a Face Amount increase, we will deduct a pro rata share of any applicable surrender charges from the Policy Account Value.
  e. A decrease in the Face Amount will reduce this Policy's Face Amount in the following order:

       1. the Face Amount attributable to the most recent Face Amount increase;
       2. the Face Amount attributable to the next most recent Face Amount increases, successively;
       3.  the Initial Face Amount.

CHANGE FROM DEATH BENEFIT OPTION A TO OPTION B. If you request a change from A to Option B, we will decrease the Face Amount by the Policy Account Value as of the date of change. We reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum amount for which we would then issue this Policy under our rules.

CHANGE FROM DEATH BENEFIT OPTION B TO OPTION A. If you request a change from Option B to Option A, we will increase the Face Amount by the Policy Account Value on the date of change.

  The decreases and increases in Face Amount described above in connection with changes in the Death Benefit Option are made so the Death Benefit remains the same on the date of change. We do not require evidence of insurability, nor do we deduct a surrender charge or the expense charge to increase the Face Amount for such changes.

TAX CONSIDERATIONS. We reserve the right to refuse to make a policy change if such would cause this Policy to fail to qualify as life insurance under applicable laws, as interpreted by us.




Form C127                             Page 10

                           PREMIUM PAYMENT PROVISIONS

The Minimum Initial Premium shown in the Policy Schedule is due on or before the date the policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid, while the health and other conditions of the Insured stay the same as described in the application for this policy. Prior to the Final Policy Date and while this policy is in force you may make additional premium payments at any time and in any amount (subject to certain limits described below). We intend to send premium reminder notices to you for the Planned Periodic Premium shown in the Policy Schedule, unless at the time of application or later you request in writing that such notices not be sent. You do not need to pay the Planned Periodic Premiums and may change their frequency and amount subject to the limits described below. (However, see Grace Period.)

LIMITS FOR PREMIUM PAYMENTS. Each premium payment after the initial one must be for at least the Minimum Payment amount shown in the Policy Schedule. We may increase this minimum amount upon 90 days written notice to you of such increase. This minimum amount will not exceed $500.

We reserve the right not to accept premium payments during a Policy Year if we determine that such would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

  We reserve the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value unless you provide evidence of the Insured's insurability satisfactory to us.

GRACE PERIOD. During the first two Policy Years, the duration of the insurance coverage under this Policy depends, in part, upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions. If the Net Cash Surrender Value is not sufficient, we will determine if the Minimum Guarantee Premium has been paid. If the Net Cash Surrender Value is not sufficient and the sum of the premiums paid less any loans and partial withdrawals does not equal or exceed the Minimum Guarantee Premium, the Grace Period described below will begin. After the first two Policy Years, the duration of the insurance coverage under this Policy depends solely upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions.

  If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month (and during the first two Policy Years, the Minimum Guarantee Premium has not been paid), we will send written notice to you and any assignee of record stating that a Grace Period of 61 days has begun, starting on the date we mail such notice. The notice will indicate an amount equal to three monthly deductions. If we do not receive payment of such amount before the end of the Grace Period, we will withdraw the Policy Account Value including any applicable surrender charge and send you and any assignee of record written notice that the Policy has lapsed without value.

  If the Insured dies during the Grace Period we will pay the Insurance
Proceeds.

REINSTATEMENT. If this Policy has lapsed without value, you may reinstate it while the Insured is alive if you:

  1.   apply for reinstatement within three years after the end of the Grace
       Period;
  2.   provide evidence of the Insured's insurability satisfactory to us; and
  3. make a premium payment of an amount sufficient to keep the Policy in force for at least three months after the date of reinstatement.

  The Effective Date of the reinstated Policy will be the Policy Processing Day which coincides with or next follows the date we approve the reinstatement application.

                             PREMIUM EXPENSE CHARGE

  The Premium Expense Charge consists of the following:

  1.   Premium Tax Charge; and
  2.   Percent of Premium Charge.

  The Premium Expense Charge will be deducted from any premiums paid and the amount remaining will be the Net Premium. The amounts of these charges are shown in the Policy Schedule.



Form C127                             Page 11

                             THE SEPARATE ACCOUNTS

  Separate Accounts will be used to support the operation of this Policy and to support other variable life insurance policies. We will not allocate assets to the Separate Accounts to support the operation of any contracts or policies that are not variable life insurance.

  The term "Separate Account" as used in this Policy includes any Sub-Account of a Separate Account.

  We own the assets in the Separate Accounts. However, these assets are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to a Separate Account will be credited to or charged against the account without regard to our other income, gains or losses.

  The Separate Accounts are described in the Policy Schedule. The Separate Accounts will invest in shares or units of their respective portfolios or series. The Separate Accounts are collectively treated as a unit investment trust under federal securities laws. They are registered with the Securities and Exchange Commission (SEC) according to the Investment Company Act of 1940 (1940 Act).

  The Separate Accounts are subject to the laws of the Commonwealth of Pennsylvania which regulate the operations of insurance companies incorporated in Pennsylvania. The investment policies of the Separate Accounts will not be changed without the approval of the Pennsylvania Commissioner of Insurance. The approval process has been filed with the insurance supervisory official of the state in which this Policy is delivered.

  We have the right, subject to compliance with applicable laws, to make additions to, deletions from, or substitutions for, the shares or units of an investment company that are held by the Separate Accounts or that the Separate Accounts may purchase. We reserve the right to eliminate the shares or units of an eligible portfolio or series, and to substitute shares or units of another portfolio or series, or another fund, if the shares or units of the portfolio or series are no longer available for investments, or if in our judgment further investment in the portfolio or series should become inappropriate in view of the purposes of the Separate Account. In the event of any substitution or change, we may, subject to your written approval and by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect the substitution or change.

  We also reserve the right to transfer assets of a Separate Account, which we determine to be associated with the class of policies to which this Policy belongs, to another Separate Account. If this type of transfer is made, the Separate Account specified in this Policy shall then refer to the Separate Account to which the assets were transferred.

  The Policy Owner will share only in the income, gains and losses of the particular Separate Accounts to which your Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.

  That portion of the assets of the Separate Accounts which equals the reserves or other policy liabilities of the policies which are supported by the Separate Accounts will not be charged with liabilities arising from any other business we conduct. We have the right to transfer to our General Account any assets of the Separate Accounts which are in excess of such reserves and other policy liabilities.

  When permitted by law, we also reserve the right:

  1. to create additional Separate Accounts; to create Sub-Accounts from, or combine or remove Sub-Accounts from, Separate Accounts; or to combine any two or more Separate Accounts;
  2. to operate any one or more of the Separate Accounts as a management investment company under the 1940 Act or in any other form permitted by law;
  3.   to deregister the unit investment trusts under the 1940 Act;
  4.   to modify the provisions of this Policy to comply with applicable laws;
  5. to restrict or eliminate any voting rights of policyholders or other persons who have voting rights as to the Separate Accounts.

  We will value the assets of the Separate Accounts on each business day.

  If you object to a material change in the investment policy of a Separate Account in which you have at such time a portion of the Policy Account Value, you may transfer such portion of the Policy Account Value, upon written request, from that Separate Account, without charge, to another Separate Account or to the Guaranteed Account. You may then change your premium and deduction allocation percentages.




Form C127                             Page 12

                             POLICY ACCOUNT VALUE:
                           ALLOCATIONS AND TRANSFERS

  The Policy Account Value for this Policy is based on the policy values in the Separate Accounts, Guaranteed Account and the Loan Account to which you have: allocated Net Premiums; transferred account values; and allocated monthly deductions. Each allocation percentage must be a whole number.

ALLOCATION OF NET PREMIUMS. Net Premiums will be allocated to the Separate Accounts and the Guaranteed Account on the date we receive such premium payment. The allocation will be based on the premium allocation percentages then in effect. The percentage chosen by you at the time of application will apply until you notify us in writing of a new allocation schedule for premium payments.

ALLOCATION FOR MONTHLY DEDUCTIONS. Monthly Deductions will be allocated to the Separate Accounts and Guaranteed Account based on the allocation percentages chosen by you at the time of application or as later changed by written request to us. If we cannot make a monthly deduction on the basis of the allocation schedule then in effect, we will make such deduction and future deductions based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

TRANSFERS. We will allow you to make four transfers in a Policy Year without charge. We will make a charge for additional transfers in such Policy Year. The maximum charge is shown in the Policy Schedule. The transfer charge will be deducted from the amount being transferred.

TRANSFERS FROM SEPARATE ACCOUNTS. You may ask us to transfer all or part of the amount in one of the Separate Accounts to another Separate Account or to the Guaranteed Account. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or the entire value of the Separate Account. The transfer will be made as of the date we receive your written request at our Home Office.

TRANSFERS FROM GUARANTEED ACCOUNT. Within 30 days prior to or following any Policy Anniversary you may ask us to make one transfer for up to 25% of your Guaranteed Account Value to any of the Separate Accounts. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or your Guaranteed Account Value on such Policy Anniversary. The date of transfer will be as of the Policy Anniversary if your written request is received prior to the Policy Anniversary; if your written request is received after the Policy Anniversary, the transfer will be made as of the date we receive your request at our Home Office.

SPECIAL TRANSFER RIGHT. During the first two years following the Policy Issue Date, you may request one transfer of the entire Policy Account Value in the Separate Accounts to the Guaranteed Account. This request will not count towards the four free transfers in a Policy Year and is not subject to a transfer charge.

                             CALCULATION OF VALUES

BASIS OF CALCULATION. Minimum cash surrender values and maximum cost of insurance rates are based on the Commissioners 1980 Standard Ordinary Mortality Table B with Smoker/Nonsmoker modifications. Cash surrender values are at least equal to those required by law. Reserves are computed by the Commissioners Reserve Valuation Method. A detailed statement of how we calculate the values for this Policy has been filed with the insurance supervisory official of the state in which this Policy is delivered.

CALCULATION OF VALUE OF SEPARATE ACCOUNTS. The Policy Account Value in a Separate Account at any time is equal to the number of units this Policy then has in that Separate Account multiplied by the Separate Account's unit value at that time.

  Amounts allocated, transferred or added to a Separate Account are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units in a Separate Account at any time is equal to the number of units purchased minus the number of units redeemed up to such time.

  The unit value of a Separate Account on any Valuation Day is equal to the unit value for that Separate Account on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.



Form C127                           Page 13

VALUATION DAY AND PERIOD. Assets are valued at the close of a Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for business and any other day in which there is a sufficient degree of trading of the Separate Account's portfolio of securities to materially affect the value of a Separate Account.

  A Valuation Period is the time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

NET INVESTMENT FACTOR. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is (a) divided by (b), minus (c) and minus (d), where:

  (a) is:

  1. the value of the assets in the Separate Account for the preceding Valuation Period; plus
  2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus
  3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
  4. any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and

  (b)  is the value of the assets in the preceding Valuation Period; and
  (c) is a charge no greater than .90% per year (.002465753% for each day in the Valuation Period) for mortality and expense risks; and
  (d) is a charge, for the Zero Coupon Bond Separate Account only, no greater than .50% per year (.001369863% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

  We will value the assets in the Separate Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

CALCULATION OF GUARANTEED ACCOUNT VALUE. The Guaranteed Account Value at any time is equal to the amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred and withdrawn from it. Amounts deducted, transferred or withdrawn will be on a last in, first out basis.

  We will credit the Guaranteed Account Value with interest at effective annual rates we determine. These rates will not be less than 4%. For the amount in the Guaranteed Account at the beginning of a calendar year, we will determine such interest rates in advance of each calendar year. Such rates will apply to the calendar year which follows the date of determination. For amounts allocated or transferred to the Guaranteed Account during a calendar year, we will determine such interest rates in advance of the date such amount is received or transferred. Such rates will apply to the end of the calendar year in which the payment is received or the transfer is made.

  Interest will be credited on each Policy Processing Day as follows:

  For amounts in the Guaranteed Account for the entire prior policy month, from the beginning to the end of such policy month;

  For amounts allocated to the Guaranteed Account during the prior policy month, from the date we allocate a Net Premium to the Guaranteed Account or receive a loan repayment to the end of the policy month;

  For amounts transferred to the Guaranteed Account during the prior policy month, from the date of transfer to the end of the policy month;

  For amounts deducted or withdrawn from the Guaranteed Account during the prior policy month, from the beginning of the prior policy month to the date of deduction or withdrawal.

MONTHLY DEDUCTIONS. On each Policy Processing Day, beginning on the Policy Date, we will deduct the following charges from the Policy Account Value:

  1.   The Monthly Administrative Charge shown in the Policy Schedule;
  2. On the first 12 Policy Processing Days, the Initial Administrative Charge shown in the Policy Schedule;
  3. The monthly cost of any benefits provided by rider to this Policy, in accordance with such rider;
  4.   The monthly cost of insurance charge, as described below.

  The monthly cost of insurance charge is: (a) multiplied by the result of (b) minus (c):

  (a) is the current monthly cost of insurance rate per $1000 divided by 1000;

and the result of (b) minus (e) is the net amount at risk where:

  (b) is your current death benefit; and
  (c) is your Policy Account Value (after other deductions but before cost of insurance).



Form C12                                Page 14

  The cost of insurance rates are based on the Insured's Attained Age, Premium Class and duration. For the Initial Face Amount, we will use the Premium Class as of the Policy Issue Date. For each Face Amount increase, we will use the Premium Class and duration applicable to the increase. Current cost of insurance rates will be determined by the Company based on our expectations as to future mortality costs and expenses. However, these rates will never exceed those shown in the Table of Guaranteed Maximum Cost of Insurance Rates Per $1000 of Net Amount At Risk shown in the Policy Schedule. If Death Benefit Option A is in effect and there have been Face Amount increases, the Policy Account Value will first be considered as part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it will be considered as a part of the increases in Face Amount in the order of such increases.

OTHER DEDUCTIONS. We also make the following other deductions from the Policy Account Value as they occur:

  1.   Charge for partial withdrawal of Net Cash Surrender Value;
  2. Surrender charges if during the first 10 Policy Years or within 10 years of the effective date of an increase in Face Amount, you surrender this policy for its Net Cash Surrender Value, reduce the Face Amount of insurance, or this policy lapses at the end of a Grace Period;
  3.   Charge to increase the Face Amount of insurance;
  4.   Charge for certain transfers of the Policy Account Value.

                           SURRENDERS AND WITHDRAWALS

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender this Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of this Policy at any time is equal to the Policy Account Value on such date less any Surrender Charge and any Additional Surrender Charge, less any outstanding policy loan and accrued interest. We will determine the Net Cash Surrender Value on the date we receive your signed written surrender request at our Home Office. Coverage under this Policy will end on the date you send the surrender request to us.

SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value during the first 10 Policy Years, or if this Policy lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value. This Surrender Charge has two parts: the Deferred Administrative Charge and the Deferred Sales Charge. The amounts of such charges are shown in the Policy Schedule.

  If you request a reduction in the Initial Face Amount during any of the first 10 Policy Years, we will deduct a pro rata Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Surrender Charge will be the Surrender Charge multiplied by the amount of the reduction in the Initial Face Amount divided by the Initial Face Amount as of the effective date of such reduction.

  We will allocate the pro rata Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

ADDITIONAL SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value within 10 years of the effective date of an increase in Face Amount or if this policy lapses within 10 years of the effective date of an increase in Face Amount, we will deduct an Additional Surrender Charge from the Policy Account Value. The Additional Surrender Charge is a Deferred Additional Sales Charge. The amount of such charge or charges will be shown in the Policy Schedule pages issued when you increase the Face Amount.

  If you request a reduction in Face Amount within 10 years of the effective date of a Face Amount increase, we will deduct a pro rata Additional Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Additional Surrender Charge will be the Additional Surrender Charge applicable to the Face Amount increase multiplied by the amount of reduction in the Face Amount increase divided by the amount of the Face Amount increase as of the effective date of such reduction.

  We will allocate the pro rata Additional Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. After the first Policy Year, you may make a written request for a partial withdrawal of the Net Cash Surrender Value, subject to restrictions below and the minimum amount shown in the Policy Schedule. As of the date we receive your request at our Home Office, we will reduce the Policy Account Value by the amount withdrawn plus the expense charge for a partial withdrawal shown in the Policy Schedule. If Death Benefit Option A is in effect, we will reduce the Face Amount by such amount.

Form C127                             Page 15

  We will allocate the withdrawal and expense charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

  We reserve the right to decline your withdrawal request if: the Face Amount would be reduced below the minimum amount for which we would then issue this Policy under our rules; or we determine that the withdrawal would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

  If we approve your request, we will issue revised Policy Schedule pages reflecting the changes, if any. The revised pages will become a part of this policy. We may require you to return the policy to make the change.


                             POLICY LOAN PROVISIONS

You may borrow from this Policy while it has a loan value. This Policy will be the only security for the loan. Any policy loan must be for at least the minimum amount shown in the Policy Schedule. The maximum amount which may be borrowed is the Net Cash Surrender Value. We will allocate the loan based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

  The collateral for the loan will be the loan amount plus accrued interest to the next Policy Anniversary less interest at 4% per annum which will be earned to such Policy Anniversary. The collateral for the loan will be deducted from each account and transferred to the Loan Account. The collateral for any existing loan will be recalculated: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

EFFECT OF LOANS. A policy loan will have a permanent effect on your benefits under this Policy, even if it is repaid. The loan amount which is transferred to the Loan Account will be maintained separately.

INTEREST RATE CHARGED ON LOANS. We will charge interest on loans at the fixed yearly rate of 6%. Loan interest is due at the end of each Policy Year. If you do not pay the interest when it is due, we will add it to the outstanding loan. The unpaid interest will then be treated as part of the loaned amount and bear interest at the policy loan interest rate. We will allocate the unpaid interest based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

LOAN INTEREST CREDITED. We will credit the Loan Account with interest at an effective annual rate we determine. This rate will not be less than 4%. We will determine such rate in advance of each calendar year. This rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to each of your Accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

LOAN REPAYMENTS. You may repay all or part of a policy loan at any time while the Insured is alive and this Policy is in force. We will assume that any payments made while there is an outstanding loan on this Policy is a loan repayment, unless you tell us, in writing, that such is a premium payment.

  Repayments will first be allocated to the accounts based on the allocation of the outstanding loan from each account as of the date of repayment. Any repayment in excess of the amount of the outstanding loan will be allocated based on the amount of accrued interest for the outstanding loan.

  Failure to repay a loan or pay loan interest will not cause this policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. In that event, the Grace Period provision will apply.

                              DIVIDEND PROVISIONS

  While this Policy is in force, we will determine its share in our divisible surplus once a year. It is not anticipated that dividends will be paid on this Policy. Any dividends paid will be credited on the Policy Anniversary. You may select one of the Dividend Options listed below. If you do not select any Option, we will pay any dividends under Option 2:

  1.   CASH. We will pay any dividend to you in cash.
  2. PREMIUM PAYMENT. We will consider the dividend to be a Net Premium. We will allocate it in accordance with the premium allocation schedule then in effect.



Form C127                           Page 16

                                PAYMENT OPTIONS


     Payments under these Options will not be affected by the investment experience of any Separate Account after proceeds are applied under such Options.

     Instead of being paid in one sum, the proceeds of this Policy may be paid under one of the Options below.

OPTION 1 - PROCEEDS AT INTEREST. We will pay interest on the proceeds at 12, 6, 3 or 1 month intervals, as elected. The interest per interval for each $1,000 of proceeds is shown in the table below:

         INTERVAL IN MONTHS                 AMOUNT OF INTEREST

                 12                              $30.00
                  6                               14.89
                  3                                7.42
                  1                                2.47

OPTION 2 - INSTALMENTS OF A SPECIFIED AMOUNT. We will pay the proceeds in equal instalments of the amount elected with our consent at 12, 6, 3 or 1 month intervals. We will add interest on the balance of proceeds to such balance each year. We will pay instalments until the proceeds and interest are exhausted. The last instalment will be for the balance only of the proceeds and interest.

OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in the number of equal monthly instalments certain set forth in the election. We will base the amount of each instalment on the Option 3 table. If so elected, the instalments may be paid at 12, 6 or 3 month intervals. The amount of each instalment in such case will be the product of the monthly instalment and the factor shown in the table below:

                                            FACTOR APPLIED TO
         INTERVAL IN MONTHS                 MONTHLY INSTALMENT

                 12                              11.839
                  6                               5.963
                  3                               2.993

OPTION 4 - LIFE INCOME. We will use the proceeds to provide equal monthly instalments during the payee's life. We will pay the instalments, as elected, either without instalments certain or with instalments certain for 120 months, for 240 months, or until the proceeds are refunded.

     "Until the proceeds are refunded" means until the sum of the instalments paid by us equals the amount of proceeds settled under this Option. We will base the amount of each instalment on the Option 4 table.

OPTION 5 - JOINT AND SURVIVOR LIFE INCOME. We will use the proceeds to provide equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor.

     We will pay the instalments certain for either 120 or 240 months, as elected. We will base the amount of each instalment on the Option 5 table.

DATE OF FIRST PAYMENT. We will make the first payment under Option 1 at the end of the first payment interval. We will make the first payment under Option 2, 3, 4 or 5 on the date on which the Option takes effect.

INTEREST. The interest rate underlying all of the above Options is 3% per year. Additional interest may be declared each year by us. Such additional interest will:

     1.   increase the interest payment under Option 1;
     2.   be added to the proceeds under Option 2; or
     3.   increase the instalments certain under Option 3, 4 or 5.

WITHDRAWAL OR COMMUTATION. If expressly provided in the election of the Option but not otherwise, the payee will have the right to:

     1. withdraw all or part of the balance of the proceeds under Option 1 or 2; or
     2. take in one sum the commuted value of any balance of the instalments certain under Option 3, 4, or 5.

     Partial withdrawals will be subject to our published minimum amount limits in effect at the time the Option is elected. Such commuted value will be based on compound interest at a yearly rate of 3%. Under Option 4 or 5, no instalments other than instalments certain may be commuted.

     We may defer payment of the amount withdrawn or commuted for a period not exceeding 6 months.

SETTLEMENT AT DEATH OF PAYEE. After the death of the payee (the survivor in the case of Option 5), we will make payment as directed in the election of the Option. Such direction is subject to our approval.

The amount subject to such payment will be:

     1.   any balance of proceeds, with accrued interest, under Option 1 or 2;
          or
     2.   the value of any remaining instalments certain under Option 3, 4 or 5.



Form C127                          Page 17

                 OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD
   Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled
                                 Under Option 3

-------------------------------------------------------------------------------------------------------------
                                          Monthly Instalments Certain
-------------------------------------------------------------------------------------------------------------
    No.   Amount      No.     Amount     No.     Amount   No.      Amount   No.     Amount    No.      Amount
-------------------------------------------------------------------------------------------------------------
    12    $84.47      72     $15.14     132      $8.86    192      $6.53    252      $5.32    312      $4.59
    24     42.86      84      13.16     144       8.24    204       6.23    264       5.15    324       4.47
    36     28.99      96      11.68     156       7.71    216       5.96    276       4.99    336       4.37
    48     22.06     108      10.53     168       7.26    228       5.73    288       4.84    348       4.27
    60     17.91     120       9.61     180       6.87    240       5.51    300       4.71    360       4.18
-------------------------------------------------------------------------------------------------------------

                             OPTION 4 - LIFE INCOME
   Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled
            Under Option 4 Where the incomes are the same the longer
                           certain period will apply.

------------------------------------------------------------------------------------------------
             Number of Monthly Instalments                     Number of Monthly Instalments
                      Certain                                           Certain
         -------------------------------------             -------------------------------------
Age of                                 Until       Age of                                 Until
Payee*                                Proceeds     Payee*                               Proceeds
          None      120       240       Are                 None      120       240       Are
                                      Refunded                                          Refunded
------------------------------------------------------------------------------------------------
 5**     $2.75     $2.75     $2.75     $2.74        25     $3.02     $3.02     $3.01     $3.01
 6        2.76      2.76      2.76      2.75        26      3.04      3.04      3.03      3.02
 7        2.77      2.77      2.77      2.76        27      3.06      3.06      3.05      3.04
 8        2.78      2.78      2.78      2.77        28      3.08      3.08      3.07      3.06
 9        2.79      2.79      2.79      2.78        29      3.10      3.10      3.09      3.09

10        2.80      2.80      2.80      2.79        30      3.13      3.12      3.12      3.11
11        2.81      2.81      2.81      2.80        31      3.15      3.15      3.14      3.13
12        2.82      2.82      2.82      2.82        32      3.18      3.17      3.16      3.15
13        2.83      2.83      2.83      2.83        33      3.20      3.20      3.19      3.18
14        2.85      2.85      2.84      2.84        34      3.23      3.23      3.22      3.20

15        2.86      2.86      2.86      2.85        35      3.26      3.26      3.24      3.23
16        2.87      2.87      2.87      2.86        36      3.29      3.29      3.27      3.26
17        2.89      2.89      2.88      2.88        37      3.32      3.32      3.30      3.29
18        2.90      2.90      2.90      2.89        38      3.35      3.35      3.33      3.32
19        2.92      2.92      2.91      2.91        39      3.39      3.38      3.37      3.35

20        2.93      2.93      2.93      2.92        40      3.42      3.42      3.40      3.38
21        2.95      2.95      2.94      2.94        41      3.46      3.46      3.43      3.42
22        2.96      2.96      2.96      2.95        42      3.50      3.50      3.47      3.45
23        2.98      2.98      2.98      2.97        43      3.54      3.54      3.51      3.49
24        3.00      3.00      2.99      2.99        44      3.59      3.58      3.55      3.53
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
             Number of Monthly Instalments                     Number of Monthly Instalments
                      Certain                                           Certain
         -------------------------------------             -------------------------------------
Age of                                Until      Age of                                 Until
Payee*                              Proceeds     Payee*                               Proceeds
          None     120       240      Are                 None      120       240       Are
                                    Refunded                                          Refunded
------------------------------------------------------------------------------------------------
45     $3.63     $3.63     $3.59     $3.57        65     $5.35     $5.22     $4.79     $4.97
46      3.68      3.67      3.63      3.61        66      5.51      5.36      4.86      5.08
47      3.73      3.72      3.68      3.66        67      5.67      5.50      4.93      5.20
48      3.79      3.77      3.72      3.70        68      5.85      5.65      5.00      5.33
49      3.84      3.83      3.77      3.75        69      6.04      5.80      5.06      5.47

50      3.90      3.89      3.82      3.80        70      6.25      5.96      5.12      5.61
51      3.97      3.95      3.88      3.86        71      6.47      6.14      5.18      5.76
52      4.03      4.01      3.93      3.91        72      6.71      6.31      5.23      5.93
53      4.10      4.08      3.99      3.97        73      6.97      6.50      5.28      6.10
54      4.18      4.15      4.04      4.03        74      7.26      6.69      5.32      6.28

55      4.25      4.22      4.11      4.10        75      7.56      6.89      5.35      6.48
56      4.34      4.30      4.17      4.17        76      7.90      7.09      5.39      6.68
57      4.42      4.38      4.23      4.24        77      8.26      7.29      5.41      6.90
58      4.52      4.47      4.30      4.31        78      8.65      7.49      5.43      7.13
59      4.61      4.56      4.37      4.39        79      9.07      7.69      5.45      7.38

60      4.72      4.66      4.44      4.48        80      9.53      7.89      5.47      7.64
61      4.83      4.76      4.51      4.56        81     10.03      8.08      5.48      7.91
62      4.95      4.86      4.58      4.66        82     10.57      8.26      5.49      8.21
63      5.07      4.98      4.65      4.75        83     11.16      8.43      5.49      8.51
64      5.21      5.10      4.72      4.86        84     11.79      8.59      5.50      8.83

                                                  85+    12.48      8.74      5.50      9.18
------------------------------------------------------------------------------------------------

 *On birthday nearest to due date of first instalment.      **Ages 5 and under.

 +Ages 85 and over.




 Form SO - 1980 - U                 Page 18

                   OPTION 5 - JOINT AND SURVIVOR LIFE INCOME
       Monthly Instalments for Each $1,000 of the Proceeds of This Policy
                             Settled Under Option 5

----------------------------------------------------------------------------------------------------------------
                                    WITH 120 MONTHLY INSTALMENTS CERTAIN
----------------------------------------------------------------------------------------------------------------
Age of                                         Age of Other Payee*
Insured*   -----------------------------------------------------------------------------------------------------
             50      51      52      53      54      55      56      57      58      59      60      61      62
----------------------------------------------------------------------------------------------------------------
50         $3.60   $3.63   $3.66   $3.69   $3.72   $3.75   $3.77   $3.80   $3.83   $3.85   $3.88   $3.90   $3.92
51          3.62    3.65    3.68    3.71    3.74    3.77    3.80    3.83    3.86    3.89    3.91    3.94    3.97
52          3.64    3.67    3.70    3.74    3.77    3.80    3.83    3.86    3.89    3.92    3.95    3.98    4.01
53          3.66    3.69    3.72    3.76    3.79    3.82    3.86    3.89    3.92    3.96    3.99    4.02    4.05
54          3.67    3.71    3.74    3.78    3.81    3.85    3.89    3.92    3.96    3.99    4.02    4.06    4.09

55          3.69    3.72    3.76    3.80    3.84    3.87    3.91    3.95    3.99    4.02    4.06    4.10    4.13
56          3.70    3.74    3.78    3.82    3.86    3.90    3.94    3.98    4.02    4.06    4.10    4.13    4.17
57          3.72    3.76    3.80    3.84    3.88    3.92    3.96    4.00    4.05    4.09    4.13    4.17    4.21
58          3.73    3.77    3.81    3.86    3.90    3.94    3.99    4.03    4.08    4.12    4.17    4.21    4.25
59          3.74    3.79    3.83    3.87    3.92    3.96    4.01    4.06    4.10    4.15    4.20    4.25    4.29

60          3.75    3.80    3.84    3.89    3.94    3.98    4.03    4.08    4.13    4.18    4.23    4.28    4.33
61          3.77    3.81    3.86    3.91    3.95    4.00    4.05    4.11    4.16    4.21    4.26    4.32    4.37
62          3.78    3.82    3.87    3.92    3.97    4.02    4.07    4.13    4.18    4.24    4.29    4.35    4.41
63          3.79    3.83    3.88    3.93    3.99    4.04    4.09    4.15    4.21    4.26    4.32    4.38    4.44
64          3.80    3.84    3.90    3.95    4.00    4.06    4.11    4.17    4.23    4.29    4.35    4.41    4.48

65          3.80    3.85    3.91    3.96    4.01    4.07    4.13    4.19    4.25    4.31    4.38    4.44    4.51

70          3.84    3.89    3.95    4.01    4.07    4.13    4.20    4.27    4.34    4.41    4.49    4.57    4.65

75          3.86    3.92    3.98    4.04    4.11    4.17    4.25    4.32    4.40    4.48    4.57    4.66    4.75

80          3.87    3.93    4.00    4.06    4.13    4.20    4.27    4.35    4.44    4.52    4.61    4.71    4.81
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                WITH 120 MONTHLY INSTALMENTS CERTAIN
--------------------------------------------------------
Age of                     Age of Other Payee*
Insured*   ---------------------------------------------
            63      64      65      70      75      80
--------------------------------------------------------
50         $3.95   $3.97   $3.99   $4.08   $4.14   $4.18
51          3.99    4.01    4.04    4.13    4.20    4.25
52          4.03    4.06    4.08    4.19    4.27    4.32
53          4.08    4.11    4.13    4.25    4.34    4.40
54          4.12    4.15    4.18    4.31    4.41    4.48

55          4.17    4.20    4.23    4.37    4.48    4.56
56          4.21    4.25    4.28    4.44    4.56    4.64
57          4.25    4.29    4.33    4.50    4.64    4.73
58          4.30    4.34    4.38    4.57    4.72    4.82
59          4.34    4.38    4.43    4.64    4.80    4.92

60          4.38    4.43    4.48    4.71    4.89    5.02
61          4.42    4.48    4.53    4.77    4.98    5.12
62          4.46    4.52    4.58    4.84    5.07    5.23
63          4.50    4.56    4.62    4.91    5.16    5.34
64          4.54    4.60    4.67    4.98    5.25    5.45

65          4.58    4.64    4.71    5.05    5.35    5.57

70          4.73    4.82    4.91    5.36    5.81    6.18

75          4.84    4.94    5.05    5.62    6.23    6.78

80          4.91    5.02    5.14    5.79    6.54    7.27
--------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.


----------------------------------------------------------------------------------------------------------------
                                    WITH 240 MONTHLY INSTALMENTS CERTAIN
----------------------------------------------------------------------------------------------------------------
Age of                                         Age of Other Payee*
Insured*   -----------------------------------------------------------------------------------------------------
            50      51      52      53      54      55      56      57      58      59      60      61      62
----------------------------------------------------------------------------------------------------------------
50         $3.60   $3.63   $3.65   $3.68   $3.71   $3.73   $3.76   $3.79   $3.81   $3.84   $3.86   $3.88   $3.90
51          3.61    3.64    3.67    3.70    3.73    3.76    3.79    3.82    3.84    3.87    3.89    3.92    3.94
52          3.63    3.66    3.69    3.72    3.76    3.79    3.82    3.85    3.87    3.90    3.93    3.95    3.98
53          3.65    3.68    3.71    3.75    3.78    3.81    3.84    3.87    3.90    3.93    3.96    3.99    4.02
54          3.66    3.70    3.73    3.77    3.80    3.83    3.87    3.90    3.93    3.97    4.00    4.03    4.06

55          3.68    3.71    3.75    3.79    3.82    3.86    3.89    3.93    3.96    4.00    4.03    4.06    4.09
56          3.69    3.73    3.77    3.80    3.84    3.88    3.92    3.95    3.99    4.03    4.06    4.10    4.13
57          3.70    3.74    3.78    3.82    3.86    3.90    3.94    3.98    4.02    4.06    4.09    4.13    4.17
58          3.72    3.76    3.80    3.84    3.88    3.92    3.96    4.00    4.04    4.09    4.13    4.16    4.20
59          3.73    3.77    3.81    3.85    3.90    3.94    3.98    4.03    4.07    4.11    4.15    4.20    4.24

60          3.74    3.78    3.82    3.87    3.91    3.96    4.00    4.05    4.09    4.14    4.18    4.23    4.27
61          3.75    3.79    3.84    3.88    3.93    3.97    4.02    4.07    4.12    4.16    4.21    4.26    4.30
62          3.76    3.80    3.85    3.89    3.94    3.99    4.04    4.09    4.14    4.19    4.23    4.28    4.33
63          3.77    3.81    3.86    3.91    3.95    4.00    4.05    4.10    4.16    4.21    4.26    4.31    4.36
64          3.77    3.82    3.87    3.92    3.97    4.02    4.07    4.12    4.17    4.23    4.28    4.33    4.39

65          3.78    3.83    3.88    3.93    3.98    4.03    4.08    4.14    4.19    4.25    4.30    4.36    4.41

70          3.81    3.86    3.91    3.96    4.02    4.07    4.13    4.19    4.25    4.31    4.38    4.44    4.50

75          3.82    3.87    3.92    3.98    4.03    4.09    4.16    4.22    4.28    4.35    4.42    4.48    4.55

80          3.82    3.87    3.93    3.98    4.04    4.10    4.16    4.23    4.29    4.36    4.43    4.50    4.57
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                WITH 240 MONTHLY INSTALMENTS CERTAIN
--------------------------------------------------------

Age of                  Age of Other Payee*
Insured*   ---------------------------------------------
            63      64      65      70      75      80
--------------------------------------------------------
50         $3.92   $3.94   $3.96   $4.03   $4.06   $4.08
51          3.96    3.98    4.00    4.08    4.12    4.14
52          4.00    4.02    4.05    4.13    4.17    4.19
53          4.04    4.07    4.09    4.18    4.23    4.25
54          4.08    4.11    4.13    4.23    4.29    4.31

55          4.12    4.15    4.18    4.29    4.35    4.38
56          4.16    4.19    4.22    4.34    4.41    4.44
57          4.20    4.24    4.27    4.40    4.47    4.50
58          4.24    4.28    4.31    4.45    4.53    4.57
59          4.28    4.31    4.35    4.50    4.59    4.63

60          4.31    4.35    4.39    4.55    4.65    4.69
61          4.35    4.39    4.43    4.61    4.71    4.76
62          4.38    4.42    4.47    4.66    4.77    4.82
63          4.41    4.46    4.50    4.70    4.83    4.88
64          4.44    4.49    4.54    4.75    4.88    4.94

65          4.46    4.52    4.57    4.79    4.93    5.00

70          4.57    4.63    4.69    4.97    5.15    5.24

75          4.62    4.69    4.76    5.07    5.28    5.38

80          4.64    4.71    4.78    5.11    5.33    5.44
--------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.



Form SO-1980-U                     Page 19

                    A GUIDE TO THE PROVISIONS OF THIS POLICY

                                                                                           Page
                                                                                           ----
     Calculation of Values  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-15
     Death Benefit Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9-10
     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Description of Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     Dividend Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Endorsements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-8
     Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-19
     Policy Account Value: Allocations
          and Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Policy Description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Policy Loan Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Policy Owner and Beneficiary
          Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     Policy Specifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-5
     Premium Expense Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Premium Payment Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-11
     Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Surrenders and Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15-16



Form C127                              Page 21

          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                            Adjustable Death Benefit.
      Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.
                           Employee Benefit Series.
                                     [LOGO]

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA
              1600 Market Street, Philadelphia, Pennsylvania 19103



Form C127

                             PROVIDENT MUTUAL LIFE
                              INSURANCE COMPANY OF
                                  PHILADELPHIA

                           PHILADELPHIA, PENNSYLVANIA

                --------------------------------------------------------------------------------
      INSURED           JOHN DOE
                                                                                  01-01-1991        POLICY ISSUE DATE
POLICY NUMBER           7,000,000

  FACE AMOUNT           $200,000                                                  35                ISSUE AGE

DEATH BENEFIT           OPTION A                                                  01-01-1991        POLICY DATE
                --------------------------------------------------------------------------------


PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA agrees:

            o To pay the Beneficiary of this Policy the Insurance Proceeds upon receiving due proof of the Insured's death;

            o To provide you (the Policy Owner) with the other rights and benefits of this Policy.

These agreements are subject to the provisions of this Policy.

THE AMOUNT OF THE DEATH BENEFIT OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED, AS DESCRIBED ON PAGE 9.

THE PORTION OF THE POLICY ACCOUNT VALUE THAT IS IN A SEPARATE ACCOUNT MAY INCREASE OR DECREASE, DEPENDING UPON THE UNIT VALUE OF SUCH SEPARATE ACCOUNT, WHICH IN TURN DEPENDS UPON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING PORTFOLIO OF A DESIGNATED INVESTMENT COMPANY. THE INVESTMENT OPTIONS FOR THIS POLICY ARE DESCRIBED ON PAGE 6. THERE IS NO GUARANTEED MINIMUM FOR THE PORTION OF YOUR POLICY ACCOUNT VALUE IN THE SEPARATE ACCOUNTS.

The portion of the Policy Account Value that is in the Guaranteed Account and the Loan Account will accumulate, after deductions, at rates of interest we determine. Such rates will not be less than 4% a year.

Please read this Policy with care. A guide to its provisions is on the last page. A description is on page 2. Any additional benefit riders and a copy of the Application are included in this Policy after page 19.

                 This is a legal contract between the Owner and
            Provident Mutual Life Insurance Company of Philadelphia.

RIGHT TO EXAMINE POLICY. You may examine this Policy and if for any reason you are not satisfied with it, you may cancel it by returning the Policy to us with a written request no later than: (a) 10 days after you receive it; (b) or 45 days after Part I of the Application was signed. All you have to do is take this Policy or mail it to our Home Office at 1600 Market Street, Philadelphia, Pennsylvania 19103, or to one of our offices or to the representative who sold it to you. If you do this, we will refund an amount equal to the premiums you paid under this policy.

Attest                                     /s/ ROBERT W. KLOSS
                                           President and Chief Executive Officer

            Registrar

         Flexible Premium Adjustable Variable Life Insurance Policy.
       Insurance Proceeds payable upon death before Final Policy Date.
              Policy Account Value payable on Final Policy Date.
                           Adjustable Death Benefit.
[LOGO]          Values provided by this Policy are based on declared      [LOGO]
              interest rates of the Guaranteed and Loan Accounts and
              on the investment experience of the Separate Accounts.
                                 Participating.
                            Employee Benefit Series.


Form C127A                                                                 12.93

                               POLICY DESCRIPTION

This is a flexible premium adjustable variable life insurance policy.

Net premiums are allocated at your direction to one or more of the Separate Accounts and/or the Guaranteed Account.

The Separate Accounts invest in securities and other investments whose value is subject to market fluctuation and investment risk. There is no guarantee of principal or investment return.

The Guaranteed Account earns interest at rates we declare in advance. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed.

The duration of life insurance coverage depends on the Net Cash Surrender Value except that during the first two Policy Years, your Policy will remain in force if the sum of the premiums paid less loans and partial withdrawals equals or exceeds the Minimum Guarantee Premium.

If Death Benefit Option A has been selected, the death benefit is the Face Amount of this Policy and the amount of the death benefit is fixed, except where it is a percentage of the Policy Account Value. If Death Benefit Option B has been selected, the death benefit is the Face Amount of this Policy plus the Policy Account Value. The amount of the death benefit under Option B is variable. Under either Option, the death benefit will not be less than a percentage of the Policy Account Value.

To compute the Insurance Proceeds payable upon the Insured's death, we start with the death benefit and adjust this amount if there is a loan.

We make monthly deductions from the Policy Account Value to cover the cost of benefits provided under this Policy, including the cost of any benefits provided by rider. We will allocate such deductions to the Separate Accounts and the Guaranteed Account in accordance with your instructions.

If you surrender this Policy for its Net Cash Surrender Value or reduce the Face Amount of insurance during the first 10 Policy Years or within 10 years after the effective date of an increase in the Face Amount, we will deduct any applicable surrender charges from the Policy Account Value.

We will pay the proceeds under this Policy in one sum unless a Payment Option is in force. If you elect a Payment Option it will apply to payment of the Net Cash Surrender Value if you surrender this Policy or to the Insurance Proceeds paid to the Beneficiary when the Insured dies. If a Payment Option is not in force when the Insured dies, the Beneficiary will be able to elect a Payment Option for the Insurance Proceeds.

If this Policy lapses, coverage will end. If such occurs, you may be able to reinstate this Policy within three full years with full benefits.

As Policy Owner, you have these rights in this Policy, among others, subject to the terms, conditions and limits in this Policy:

            o You may make premium payments at any time and of any amount.

            o You may change the allocation of premiums and deductions among your investment options.

            o You may increase or decrease the Face Amount of insurance.

            o You may change the Death Benefit Option.

            o You may transfer amounts among your investment options.

            o You may borrow on this Policy.

            o You may make a partial withdrawal of the Net Cash Surrender
              Value.

            o You may surrender this policy for its Net Cash Surrender Value.

            o You may change the Beneficiary of the Insurance Proceeds of this
              Policy.

            o You may assign this Policy and change the Owner.

This is only a summary of what the policy provides. You should read the entire policy carefully as its terms govern your rights and our obligations.



Form C127                           Page 2

                                POLICY SCHEDULE


INSURED                            JOHN DOE

POLICY NUMBER                      7,000,000               01-01-91               POLICY ISSUE DATE

FACE AMOUNT                        $200,000                35                     ISSUE AGE

DEATH BENEFIT                      OPTION A                01-01-91               POLICY DATE

PREMIUM CLASS                      STANDARD                01-01-56               FINAL POLICY DATE


BENEFITS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE - INITIAL FACE AMOUNT $200,000

RIDER - DISABILITY WAIVER BENEFIT

THIS POLICY PROVIDES LIFE INSURANCE COVERAGE ON THE INSURED UNTIL THE FINAL POLICY DATE, PROVIDED THE NET CASH SURRENDER VALUE IS SUFFICIENT TO COVER THE DEDUCTIONS FOR THE COST TO THAT DATE OF THE BENEFITS OF THIS POLICY AND OF ANY RIDERS. YOU MAY HAVE TO PAY MORE THAN THE PREMIUMS SHOWN BELOW TO KEEP THIS POLICY AND COVERAGE IN FORCE TO THAT DATE, AND TO KEEP ANY ADDITIONAL RIDERS IN FORCE.

MINIMUM INITIAL PREMIUM - $213.00

PLANNED PERIODIC PREMIUM - $2,000.00 PAYABLE YEARLY

MINIMUM ANNUAL PREMIUM - $1,278.00

MINIMUM FACE AMOUNT - $200,000 AFTER 10TH POLICY YEAR

MINIMUM PAYMENT - $25

PARTIAL WITHDRAWAL - MINIMUM AMOUNT $1,500

TRANSFERS - MINIMUM AMOUNT $1,000

POLICY LOAN - FIXED 6% POLICY LOAN INTEREST RATE

            MINIMUM LOAN AMOUNT $500

                                   SPECIMEN


                                POLICY SCHEDULE
                                  (CONTINUED)

                                                         POLICY NUMBER 7,000,000

                                EXPENSE CHARGES

PREMIUM EXPENSE CHARGE

            CONSISTS OF THE FOLLOWING:

            1. A PREMIUM TAX CHARGE OF 2.00% WILL BE DEDUCTED FROM EACH PREMIUM PAYMENT FOR STATE AND LOCAL PREMIUM TAXES. WE RESERVE THE RIGHT TO CHANGE THIS PERCENTAGE IF THE APPLICABLE LAW CHANGES OR THE INSURED'S RESIDENCE CHANGES.

            2. A PERCENT OF PREMIUM CHARGE NOT EXCEEDING 3% WILL BE DEDUCTED FROM EACH PREMIUM PAYMENT.


INITIAL ADMINISTRATIVE CHARGE

            $17.50 DEDUCTED MONTHLY FROM THE POLICY ACCOUNT VALUE ON THE FIRST 12 POLICY PROCESSING DAYS.

MONTHLY ADMINISTRATIVE CHARGE

            $7.50 DEDUCTED MONTHLY FROM THE POLICY ACCOUNT VALUE. WE RESERVE THE RIGHT TO INCREASE THIS CHARGE, BUT IT WILL NOT BE GREATER THAN $12 A MONTH.

FOR PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

            $25 DEDUCTED FROM THE POLICY ACCOUNT VALUE WHENEVER YOU MAKE A PARTIAL WITHDRAWAL.

FOR AN INCREASE IN FACE AMOUNT

            $50 PLUS $1.00 PER $1,000 OF INCREASE IN FACE AMOUNT DEDUCTED FROM THE POLICY ACCOUNT VALUE. WE RESERVE THE RIGHT TO INCREASE THIS CHARGE, BUT IT WILL NOT BE GREATER THAN $50 PLUS $3.00 PER $1,000.

FOR TRANSFERS

            AFTER THE FIRST FOUR TRANSFERS OF AMOUNTS AMONG YOUR INVESTMENT OPTIONS DURING A POLICY YEAR, WE WILL CHARGE $25 FOR EACH ADDITIONAL TRANSFER DURING THAT POLICY YEAR.

                                POLICY SCHEDULE
                                  (CONTINUED)

                                                         POLICY NUMBER 7,000,000

                               SURRENDER CHARGES

IF THIS POLICY IS SURRENDERED OR LAPSES DURING THE FIRST 10 POLICY YEARS, WE WILL DEDUCT A SURRENDER CHARGE FROM THE POLICY ACCOUNT VALUE IN DETERMINING ITS NET CASH SURRENDER VALUE. THE SURRENDER CHARGE CONSISTS OF THE DEFERRED ADMINISTRATIVE CHARGE AND THE DEFERRED SALES CHARGE.

THE DEFERRED ADMINISTRATIVE CHARGE AT ANY TIME DURING THE POLICY YEAR IS $600 MULTIPLIED BY THE FACTOR IN THE TABLE BELOW FOR THAT YEAR, LESS THE AMOUNT OF ANY PRO RATA DEFERRED ADMINISTRATIVE CHARGE PREVIOUSLY PAID UNDER THIS POLICY.

THE DEFERRED SALES CHARGE AT ANY TIME DURING THE POLICY YEAR IS EQUAL TO (A) MINUS (B) WHERE: (A) IS THE LESSER OF: (1) THE MAXIMUM CHARGE SHOWN IN THE TABLE BELOW FOR THAT YEAR; OR (2) AN AMOUNT EQUAL TO 27% OF THE FIRST $2,580.00 IN PREMIUM PAYMENTS RECEIVED DURING THE FIRST POLICY YEAR PLUS 6% OF ALL OTHER PREMIUM PAYMENTS PAID TO SUCH TIME; AND (B) IS THE AMOUNT OF ANY PRO RATA DEFERRED SALES CHARGE PREVIOUSLY PAID UNDER THIS POLICY.

POLICY                                         MAXIMUM                POLICY                                      MAXIMUM
YEAR                    FACTOR                 CHARGE                  YEAR                FACTOR                 CHARGE
 1                       1.0                   $1,290.00                 6                  1.0                  $1,290.00
 2                       1.0                    1,290.00                 7                  0.8                   1,032.00
 3                       1.0                    1,290.00                 8                  0.6                     774.00
 4                       1.0                    1,290.00                 9                  0.4                     516.00
 5                       1.0                    1,290.00                10                  0.2                     258.00

IF THE FACE AMOUNT OF THIS POLICY IS DECREASED AT ANY TIME DURING THE FIRST 10 POLICY YEARS, A PRO RATA SHARE OF THE SURRENDER CHARGE WILL BE DEDUCTED.

IF THE FACE AMOUNT OF THIS POLICY IS INCREASED AT ANY TIME, AND WITHIN 10 YEARS OF THE EFFECTIVE DATE OF SUCH INCREASE YOU DECREASE THE FACE AMOUNT OR SURRENDER THIS POLICY, A DEFERRED ADDITIONAL SALES CHARGE WILL BE DEDUCTED.

                                    PAGE 4A

                                POLICY SCHEDULE

                                  (CONTINUED)


                                                         POLICY NUMBER 7,000,000


GUARANTEED MONTHLY COST OF INSURANCE RATES PER $1,000 OF NET AMOUNT AT RISK

ATTAINED                 ATTAINED                    ATTAINED
  AGE        RATE          AGE          RATE           AGE             RATE

  35       0.20833         57         1.37917          79            8.32583
  36       0.22250         58         1.49417          80            8.92833
  37       0.24083         59         1.61333          81            9.59250
  38       0.26167         60         1.74417          82           10.33583
  39       0.28583         61         1.89333          83           11.16750
  40       0.31250         62         2.06250          84           12.08083
  41       0.34500         63         2.25750          85           13.00667
  42       0.37750         64         2.47167          86           13.97917
  43       0.41417         65         2.70417          87           14.91917
  44       0.45167         66         2.94417          88           15.97833
  45       0.48500         67         3.19417          89           17.00333
  46       0.53750         68         3.44500          90           18.11833
  47       0.58417         69         3.71333          91           19.29833
  48       0.63333         70         4.00500          92           20.57333
  49       0.68750         71         4.33500          93           22.12083
  50       0.74583         72         4.71333          94           24.11333
  51       0.81167         73         5.14333          95           27.07417
  52       0.88583         74         5.61583          96           31.74750
  53       0.97000         75         6.13667          97           39.80750
  54       0.06417         76         6.67583          98           54.78167
  55       1.16333         77         7.22000          99           83.33333
  56       1.27000         78         7.76417

                                POLICY SCHEDULE
                                  (CONTINUED)



                               ALLOCATION OPTIONS



                                  SCHEDULE A-1



     THE MARKET STREET FUND, INC.:

          Provident Mutual Variable Large Cap Growth Subaccount
          Provident Mutual Variable Large Cap Value Subaccount
          Provident Mutual Variable Small Cap Growth Subaccount
          Provident Mutual Variable Small Cap Value Subaccount
          Provident Mutual Variable Growth Separate Account
          Provident Mutual Variable Aggressive Growth Separate Account Provident Mutual Variable Bond Separate Account
          Provident Mutual Variable Managed Separate Account
          Provident Mutual Variable Money Market Separate Account
          Provident Mutual Variable International Separate Account


                                  SCHEDULE A-2


     THE ALGER AMERICAN FUND:

          Alger American Small Capitalization Subaccount


     VARIABLE INSURANCE PRODUCTS FUND (VIP) OR THE
     VARIABLE INSURANCE PRODUCTS FUND II (VIP II):

          Fidelity Asset Manager Subaccount (VIP II)
          Fidelity Contrafund Subaccount (VIP II)
          Fidelity Equity-Income Subaccount (VIP)
          Fidelity Growth Subaccount (VIP)
          Fidelity High Income Subaccount (VIP)
          Fidelity Index 500 Subaccount (VIP II)
          Fidelity Investment Grade Bond Subaccount (VIP II)
          Fidelity Overseas Subaccount (VIP)



Form LSA1 (Rev. 1998)                Page 6

                                POLICY SCHEDULE
                                  (CONTINUED)




          NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:

               Neuberger & Berman Limited Maturity Bond Subaccount Neuberger & Berman Partners Subaccount


          VAN ECK WORLDWIDE INSURANCE TRUST:

               Van Eck Worldwide Bond Subaccount
               Van Eck Worldwide Emerging Markets Subaccount
               Van Eck Worldwide Hard Assets Subaccount
               Van Eck Worldwide Real Estate



                                  SCHEDULE A-3



          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT:

               Maturity Date of Series:  February 15, 2006







FORM LSA1 (Rev. 1998)             Page 6A

                                  DEFINITIONS


ATTAINED AGE. The Issue Age of the Insured plus the number of full years since the Policy Date.

CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges.

INSURANCE PROCEEDS. The net amount to be paid to the Beneficiary when the Insured dies. (See Amount of Insurance Proceeds provision.)

INSURED. The person named as the Insured on the first page. He or she need not be the Owner.

LOAN ACCOUNT. The account to which we transfer the amount of any policy loan from the Separate Accounts and Guaranteed Account.

MINIMUM GUARANTEE PREMIUM. The Minimum Annual Premium multiplied by the number of months since the Policy Date, including the current month, divided by 12.

NET CASH SURRENDER VALUE. The Policy Account Value minus any applicable surrender charges, minus any outstanding policy loans and accrued interest.

NET PREMIUM. The remainder of the premium after deduction of the Premium Expense Charge.

POLICY ACCOUNT VALUE. The sum of this Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account.

POLICY ANNIVERSARY. The same day and month as the Policy Date in each later year.

POLICY PROCESSING DAY. The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR. A year that starts on the Policy Date or on a Policy Anniversary.

WE, OUR, US AND COMPANY. Provident Mutual Life Insurance Company of Philadelphia, a Pennsylvania Corporation.

YOU AND YOUR. The Owner of this Policy.

                               GENERAL PROVISIONS

THE CONTRACT. This Policy is issued in consideration of payment of the Minimum Initial Premium shown in the Policy Schedule. This Policy and the initial Application, a copy of which is attached, and all subsequent Applications to change the policy and all additional Policy Schedule pages added to this Policy, form the whole contract. We assume that all statements in the Applications were made to the best of the knowledge and belief of the person(s) who made them; in the absence of fraud they are assumed to be representations and not warranties. We relied on those statements when we issued or changed this Policy. We will not use any statement, unless made in the Applications, to void this Policy or to deny a claim.

POLICY MODIFICATIONS. Only the President or a Vice President of the Company may agree to modify this Policy, and then only in writing.

SUICIDE EXCLUSION. If the Insured, whether sane or insane, dies by suicide within two years from the Policy Issue Date, our payment will be limited to the sum of premiums paid, minus any loan and loan interest and any partial withdrawals of Net Cash Surrender Value. If the Insured, whether sane or insane, dies by suicide within two years of the Effective Date of a policy change which increases the Death Benefit, our payment with respect to such increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to such increase and the expense charge for the increase in Face Amount deducted from the Policy Account Value.

MISSTATEMENT OF AGE. If the Insured's stated age is not correct, the death benefit and any benefits provided by riders to this Policy shall be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any benefits provided by such riders, at the correct age. There is no adjustment to the Policy Account Value at that time.

INCONTESTABILITY. We have the right to contest the validity of this Policy based on material misstatements made in the initial Application for this Policy. We also have a right to contest the validity of any policy change based on material misstatements made in any Application for that change. However, we will not contest this Policy after it has been in force during the Insured's lifetime for two years from the Policy Issue Date, except for nonpayment of the Minimum Initial Premium. We will not contest any policy change that requires evidence of insurability, or any reinstatement of this policy, after such change or reinstatement has been in effect for two years during the Insured's lifetime. See any supplementary benefit riders for modifications that apply to them.

PERIODIC REPORT. At least once a year we will send you a report for this Policy. It will show: (1) the current Death Benefit; (2) the current Policy Account Value; (3) the Guaranteed Account Value; (4) the Loan Account Value; (5) the value in each Separate Account; (6) premiums paid since the last report; (7) charges deducted since the last report; (8) any partial withdrawals of Net Cash Surrender Value since the last report; (9) any policy loans and accrued interest; (10) the current Net Cash Surrender Value; (11) any other information that may be required when and where this Policy is delivered.

     You may ask for a similar report at some other time. We have the right to make a reasonable charge for the reports that you ask for, and to limit the scope and frequency of such reports.


Form C127                       Page 7

PAYMENTS. We will usually pay any amounts payable as a result of surrender, partial withdrawal or policy loan within 7 days after we receive your written request at our Home Office in a form satisfactory to us. We will usually pay the Insurance Proceeds within 7 days after we receive proof of the Insured's death at our Home Office and all other requirements deemed necessary are met.

  However, payment may be postponed if we are not able to sell securities or determine the value of the assets of the Separate Accounts because:

  1.   the New York Stock Exchange is closed;

  2. the Securities and Exchange Commission (SEC) requires trading to be restricted or declares an emergency; or

  3. the SEC by order permits us to defer payments for the protection of Policy Owners.

  As to amounts allocated to the Guaranteed Account, we may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after we receive your written request at our Home Office.

  We will allow interest, at a rate of 3% a year, on any payment we defer for 30 days or more under this provision.

POLICY CHANGES - TAX CONSIDERATIONS. In order to receive the tax treatment accorded to life insurance under federal tax laws, this Policy must qualify and continue to qualify as life insurance under the Internal Revenue Code. We reserve the right to decline to accept a premium payment, to decline to change the Death Benefit Option, or to decline a partial withdrawal which would cause this Policy to fail to qualify as life insurance under the applicable tax law, as interpreted by us. We also reserve the right to make changes in this Policy or to riders or to make distributions from this Policy to the extent we deem such to be necessary for this Policy to continue to qualify as life insurance. Such changes will apply uniformly to all affected policies. You will receive advance written notification of such changes.

CHANGES IN POLICY COST FACTORS. Changes in credited interest rates, cost of insurance charges, Percent of Premium Charge, mortality and expense risk charges, and Monthly Administrative Charges will be by class and will be based upon changes in future expectations for such factors as:

  a. investment earnings;
  b. mortality;
  c. persistency;
  d. expenses; and
  e. taxes.

  Any change will be determined in accordance with the procedures and standards on file, if required, with the insurance supervisory official of the state in which this policy is delivered.

POLICY ILLUSTRATIONS. Upon request, we will provide an illustration of the future benefits under this Policy. We reserve the right to charge a reasonable fee for this service if you request more than one policy illustration during a Policy Year.

                     POLICYOWNER AND BENEFICIARY PROVISIONS

OWNERSHIP. Unless otherwise stated in the Application or later changed, the Owner of this Policy is the Insured. While the Insured is living, the Owner alone is entitled to exercise any right and privilege granted by this Policy or by us. If the Insured is living on the Final Policy Date shown in the Policy Schedule and while this Policy is in force, we will pay you, the Owner, the Policy Account Value on that date, less any outstanding policy loan and accrued loan interest. This Policy will then end. If you are not the Insured and you die while the Insured is still living, all rights will vest in your estate, unless otherwise provided.

BENEFICIARY. The Beneficiary is entitled to the Insurance Proceeds under this Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives the Insured, we will pay the Insurance Proceeds in one sum to the Insured's estate.

CHANGES. While the Insured is living, you may change the Owner or Beneficiary by written notice in a form satisfactory to us. The change win take effect on the date you sign the notice, except that it will not apply to any payment or other action we take before we receive the notice at our Home Office. If you change the Beneficiary, any previous arrangement you made under the Payment Options provision is cancelled.

ASSIGNMENT. You may assign this Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Home Office. Your rights and those of any other person referred to in this Policy will be subject to the assignment. We assume no responsibility for the validity of any assignments.



Form C127                               Page 8

                            DEATH BENEFIT PROVISIONS

  If the Insured dies while this Policy is in force, we will pay the Insurance Proceeds to the Beneficiary when we receive: (1) proof that the Insured died before the Final Policy Date; and (2) all other requirements deemed necessary to make payment.

DEATH BENEFIT. The Death Benefit will be determined under either Option A or Option B below, whichever you have chosen and is in effect at such time.

  Under either Option, the duration of insurance coverage depends upon your Net Cash Surrender Value.

OPTION A. Under Option A, the death benefit is the greater of the Face Amount of insurance, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is fixed, unless it is determined by such a percentage.

OPTION B. Under Option B, the death benefit is the greater of the Face Amount of insurance plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death (see Table of Percentages, below). Under this Option, the amount of the death benefit is variable.

TABLE OF PERCENTAGES. The following table is used in determining the Death Benefit under Option A and Option B above. For Attained Ages not shown, the applicable percentages shall decrease by a ratable portion for each full year.

  ATTAINED AGE                             PERCENTAGE
  ------------                             ----------
   0 through 40                              250%
  45                                         215%
  50                                         185%
  55                                         150%
  60                                         130%
  65                                         120%
  70                                         115%
  75 through 90                              105%
  95 through 99                              100%



AMOUNT OF INSURANCE PROCEEDS. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

  1.   the Death Benefit described above;
  2.   plus any dividend payable at death;
  3. plus any additional benefits due under a supplementary benefit rider attached to this Policy;
  4.   less any loan and accrued loan interest on this Policy;
  5. less any overdue deductions if the death of the Insured occurs during the Grace Period.

PAYMENT OF INSURANCE PROCEEDS. We will pay the Insurance Proceeds to the Beneficiary in a lump sum, unless a Payment Option has been selected. If the proceeds are payable in a lump sum, we will add interest to the amount of such proceeds for the period from the date of death to the date of payment. The amount of interest will be computed at the yearly rate of 3% or any higher rate declared by us or required by law.

CHANGING THE FACE AMOUNT OF INSURANCE OR DEATH BENEFIT OPTION. During the first two Policy Years, the Death Benefit Option and the Face Amount of insurance will be as selected at the time of application, as shown in the Policy Schedule.

  After the second Policy Year while this policy is in force you may change the Death Benefit Option or the Face Amount. Any change will be effective as of the Policy Processing Day that coincides with or next follows the date we approve your written request, provided we have received the premium required for the change. You may request a change by completing an application for change. A copy of such application will be attached to new Policy Schedule pages which will be issued when the change is approved. The application for change and new Policy Schedule pages will become a part of this Policy. We may require you to return this Policy to make a change.




Form C127                             Page 9

FACE AMOUNT INCREASE. You may request a Face Amount increase subject to the following:

  a. you must provide evidence satisfactory to us of the Insured's insurability;
  b.   the Insured's Attained Age must be 75 years or less;
  c.   you may not have increased the Face Amount in the prior 12-month period;
  d.   the Face Amount increase must be for at least $25,000.

  We will deduct the expense charge for an increase in Face Amount shown in the Policy Schedule from the Policy Account Value as of the effective date of the increase. The deduction will be made in accordance with the allocation schedule for monthly deductions in effect at such time.

  You may cancel an increase in Face Amount and receive a refund by giving us written notice no later than: (a) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (b) 45 days after you signed the application for the increase. The amount of the refund will be equal to the monthly deductions for such increase plus the expense charge for the Increase in Face Amount shown in the Policy Schedule. If you cancel the increase but do not request a refund, we will add the refund to the Policy Account Value. This amount will be allocated in the same proportion as it was deducted.

CONVERSION PRIVILEGE FOR INCREASE. You have the right once during the first two years following the Effective Date of an increase in Face Amount to convert the increase in Face Amount and receive a life insurance policy that provides for fixed benefits. No evidence of insurability will be required. The new Policy will have the same Face Amount and Issue Date as the amount and Effective Date of the increase. Premiums for the new Policy will be based on our rates in effect for the same Attained Age and Premium Class of the Insured as of the Effective Date of the increase. A refund will be made equal to the monthly deductions for such increase plus the expense charge for the increase shown in the Policy Schedule.

FACE AMOUNT DECREASE. You may request a Face Amount decrease provided:

  a. during the first 10 Policy Years, the Face Amount of the policy after the decrease is not less than the minimum amount for which we would then issue this Policy under our rules; after the 10th Policy Year the minimum amount after the decrease is shown in the Policy Schedule;
  b.   the amount of the decrease is for at least $25,000;
  c.   you may not have increased the Face Amount in the prior 12-month period;
  d. if the decrease is made during the first 10 Policy Years, or within 10 years following the effective date of a Face Amount increase, we will deduct a pro rata share of any applicable surrender charges from the Policy Account Value.
  e. A decrease in the Face Amount will reduce this Policy's Face Amount in the following order:

       1. the Face Amount attributable to the most recent Face Amount increase;
       2. the Face Amount attributable to the next most recent Face Amount increases, successively;
       3.  the Initial Face Amount.

CHANGE FROM DEATH BENEFIT OPTION A TO OPTION B. If you request a change from A to Option B, we will decrease the Face Amount by the Policy Account Value as of the date of change. We reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum amount for which we would then issue this Policy under our rules.

CHANGE FROM DEATH BENEFIT OPTION B TO OPTION A. If you request a change from Option B to Option A, we will increase the Face Amount by the Policy Account Value on the date of change.

  The decreases and increases in Face Amount described above in connection with changes in the Death Benefit Option are made so the Death Benefit remains the same on the date of change. We do not require evidence of insurability, nor do we deduct a surrender charge or the expense charge to increase the Face Amount for such changes.

TAX CONSIDERATIONS. We reserve the right to refuse to make a policy change if such would cause this Policy to fail to qualify as life insurance under applicable laws, as interpreted by us.




Form C127                             Page 10

                           PREMIUM PAYMENT PROVISIONS

The Minimum Initial Premium shown in the Policy Schedule is due on or before the date the policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid, while the health and other conditions of the Insured stay the same as described in the application for this policy. Prior to the Final Policy Date and while this policy is in force you may make additional premium payments at any time and in any amount (subject to certain limits described below). We intend to send premium reminder notices to you for the Planned Periodic Premium shown in the Policy Schedule, unless at the time of application or later you request in writing that such notices not be sent. You do not need to pay the Planned Periodic Premiums and may change their frequency and amount subject to the limits described below. (However, see Grace Period.)

LIMITS FOR PREMIUM PAYMENTS. Each premium payment after the initial one must be for at least the Minimum Payment amount shown in the Policy Schedule. We may increase this minimum amount upon 90 days written notice to you of such increase. This minimum amount will not exceed $500.

We reserve the right not to accept premium payments during a Policy Year if we determine that such would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

  We reserve the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value unless you provide evidence of the Insured's insurability satisfactory to us.

GRACE PERIOD. During the first two Policy Years, the duration of the insurance coverage under this Policy depends, in part, upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions. If the Net Cash Surrender Value is not sufficient, we will determine if the Minimum Guarantee Premium has been paid. If the Net Cash Surrender Value is not sufficient and the sum of the premiums paid less any loans and partial withdrawals does not equal or exceed the Minimum Guarantee Premium, the Grace Period described below will begin. After the first two Policy Years, the duration of the insurance coverage under this Policy depends solely upon whether the Net Cash Surrender Value is sufficient to cover the monthly deductions.

  If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month (and during the first two Policy Years, the Minimum Guarantee Premium has not been paid), we will send written notice to you and any assignee of record stating that a Grace Period of 61 days has begun, starting on the date we mail such notice. The notice will indicate an amount equal to three monthly deductions. If we do not receive payment of such amount before the end of the Grace Period, we will withdraw the Policy Account Value including any applicable surrender charge and send you and any assignee of record written notice that the Policy has lapsed without value.

  If the Insured dies during the Grace Period we will pay the Insurance
Proceeds.

REINSTATEMENT. If this Policy has lapsed without value, you may reinstate it while the Insured is alive if you:

  1.   apply for reinstatement within three years after the end of the Grace
       Period;
  2.   provide evidence of the Insured's insurability satisfactory to us; and
  3. make a premium payment of an amount sufficient to keep the Policy in force for at least three months after the date of reinstatement.

  The Effective Date of the reinstated Policy will be the Policy Processing Day which coincides with or next follows the date we approve the reinstatement application.

                             PREMIUM EXPENSE CHARGE

  The Premium Expense Charge consists of the following:

  1.   Premium Tax Charge; and
  2.   Percent of Premium Charge.

  The Premium Expense Charge will be deducted from any premiums paid and the amount remaining will be the Net Premium. The amounts of these charges are shown in the Policy Schedule.



Form C127                             Page 11

                             THE SEPARATE ACCOUNTS

  Separate Accounts will be used to support the operation of this Policy and to support other variable life insurance policies. We will not allocate assets to the Separate Accounts to support the operation of any contracts or policies that are not variable life insurance.

  The term "Separate Account" as used in this Policy includes any Sub-Account of a Separate Account.

  We own the assets in the Separate Accounts. However, these assets are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to a Separate Account will be credited to or charged against the account without regard to our other income, gains or losses.

  The Separate Accounts are described in the Policy Schedule. The Separate Accounts will invest in shares or units of their respective portfolios or series. The Separate Accounts are collectively treated as a unit investment trust under federal securities laws. They are registered with the Securities and Exchange Commission (SEC) according to the Investment Company Act of 1940 (1940 Act).

  The Separate Accounts are subject to the laws of the Commonwealth of Pennsylvania which regulate the operations of insurance companies incorporated in Pennsylvania. The investment policies of the Separate Accounts will not be changed without the approval of the Pennsylvania Commissioner of Insurance. The approval process has been filed with the insurance supervisory official of the state in which this Policy is delivered.

  We have the right, subject to compliance with applicable laws, to make additions to, deletions from, or substitutions for, the shares or units of an investment company that are held by the Separate Accounts or that the Separate Accounts may purchase. We reserve the right to eliminate the shares or units of an eligible portfolio or series, and to substitute shares or units of another portfolio or series, or another fund, if the shares or units of the portfolio or series are no longer available for investments, or if in our judgment further investment in the portfolio or series should become inappropriate in view of the purposes of the Separate Account. In the event of any substitution or change, we may, subject to your written approval and by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect the substitution or change.

  We also reserve the right to transfer assets of a Separate Account, which we determine to be associated with the class of policies to which this Policy belongs, to another Separate Account. If this type of transfer is made, the Separate Account specified in this Policy shall then refer to the Separate Account to which the assets were transferred.

  The Policy Owner will share only in the income, gains and losses of the particular Separate Accounts to which your Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.

  That portion of the assets of the Separate Accounts which equals the reserves or other policy liabilities of the policies which are supported by the Separate Accounts will not be charged with liabilities arising from any other business we conduct. We have the right to transfer to our General Account any assets of the Separate Accounts which are in excess of such reserves and other policy liabilities.

  When permitted by law, we also reserve the right:

  1. to create additional Separate Accounts; to create Sub-Accounts from, or combine or remove Sub-Accounts from, Separate Accounts; or to combine any two or more Separate Accounts;
  2. to operate any one or more of the Separate Accounts as a management investment company under the 1940 Act or in any other form permitted by law;
  3.   to deregister the unit investment trusts under the 1940 Act;
  4.   to modify the provisions of this Policy to comply with applicable laws;
  5. to restrict or eliminate any voting rights of policyholders or other persons who have voting rights as to the Separate Accounts.

  We will value the assets of the Separate Accounts on each business day.

  If you object to a material change in the investment policy of a Separate Account in which you have at such time a portion of the Policy Account Value, you may transfer such portion of the Policy Account Value, upon written request, from that Separate Account, without charge, to another Separate Account or to the Guaranteed Account. You may then change your premium and deduction allocation percentages.




Form C127                             Page 12

                             POLICY ACCOUNT VALUE:
                           ALLOCATIONS AND TRANSFERS

  The Policy Account Value for this Policy is based on the policy values in the Separate Accounts, Guaranteed Account and the Loan Account to which you have: allocated Net Premiums; transferred account values; and allocated monthly deductions. Each allocation percentage must be a whole number.

ALLOCATION OF NET PREMIUMS. When we receive your initial and subsequent premiums, we will deduct the Premium Expense Charge. The portion of the amount remaining (the Net Premium) which is to be allocated to the Separate
Accounts will be allocated to the Money Market Separate Account from the later of the Policy Issue Date or the date we receive the Minimum Initial Premium until the 15th day from such date. The remaining portion of the Net Premium will be allocated to the Guaranteed Account on the later of the Policy Issue Date or the date we receive the Minimum Initial Premium. At the end of the 15-day period, the amount of the Money Market Separate Account will be allocated to each Separate Account based on the proportion that the premium allocation percentage for such Separate Account, chosen by you at the time of application, bears to the sum of the Separate Account premium allocation percentages.

  For premium payments after the 15-day period, the Net Premium will be allocated to the Separate Accounts and the Guaranteed Account on the date we receive such premium payment. The allocation will be based on the premium allocation percentages then in effect. The percentage chosen by you at the time of application will apply until you notify us in writing of a new allocation schedule for premium payments.

ALLOCATION FOR MONTHLY DEDUCTIONS. Monthly Deductions will be allocated to the Separate Accounts and Guaranteed Account based on the allocation percentages chosen by you at the time of application or as later changed by written request to us. If we cannot make a monthly deduction on the basis of the allocation schedule then in effect, we will make such deduction and future deductions based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

TRANSFERS. We will allow you to make four transfers in a Policy Year without charge. We will make a charge for additional transfers in such Policy Year. The maximum charge is shown in the Policy Schedule. The transfer charge will be deducted from the amount being transferred.

TRANSFERS FROM SEPARATE ACCOUNTS. You may ask us to transfer all or part of the amount in one of the Separate Accounts to another Separate Account or to the Guaranteed Account. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or the entire value of the Separate Account. The transfer will be made as of the date we receive your written request at our Home Office.

TRANSFERS FROM GUARANTEED ACCOUNT. Within 30 days prior to or following any Policy Anniversary you may ask us to make one transfer for up to 25% of your Guaranteed Account Value to any of the Separate Accounts. The minimum amount for such transfer is the lesser of the amount shown in the Policy Schedule or your Guaranteed Account Value on such Policy Anniversary. The date of transfer will be as of the Policy Anniversary if your written request is received prior to the Policy Anniversary; if your written request is received after the Policy Anniversary, the transfer will be made as of the date we receive your request at our Home Office.

SPECIAL TRANSFER RIGHT. During the first two years following the Policy Issue Date, you may request one transfer of the entire Policy Account Value in the Separate Accounts to the Guaranteed Account. This request will not count towards the four free transfers in a Policy Year and is not subject to a transfer charge.

                             CALCULATION OF VALUES

BASIS OF CALCULATION. Minimum cash surrender values and maximum cost of insurance rates are based on the Commissioners 1980 Standard Ordinary Mortality Table B with Smoker/Nonsmoker modifications. Cash surrender values are at least equal to those required by law. Reserves are computed by the Commissioners Reserve Valuation Method. A detailed statement of how we calculate the values for this Policy has been filed with the insurance supervisory official of the state in which this Policy is delivered.

CALCULATION OF VALUE OF SEPARATE ACCOUNTS. The Policy Account Value in a Separate Account at any time is equal to the number of units this Policy then has in that Separate Account multiplied by the Separate Account's unit value at that time.

  Amounts allocated, transferred or added to a Separate Account are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units in a Separate Account at any time is equal to the number of units purchased minus the number of units redeemed up to such time.

  The unit value of a Separate Account on any Valuation Day is equal to the unit value for that Separate Account on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.



Form C127                           Page 13

VALUATION DAY AND PERIOD. Assets are valued at the close of a Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for business and any other day in which there is a sufficient degree of trading of the Separate Account's portfolio of securities to materially affect the value of a Separate Account.

  A Valuation Period is the time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

NET INVESTMENT FACTOR. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is (a) divided by (b), minus (c) and minus (d), where:

  (a) is:
  1. the value of the assets in the Separate Account for the preceding Valuation Period; plus
  2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus
  3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
  4. any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and
  (b)  is the value of the assets in the preceding Valuation Period; and
  (c) is a charge no greater than .90% per year (.002465753% for each day in the Valuation Period) for mortality and expense risks; and
  (d) is a charge, for the Zero Coupon Bond Separate Account only, no greater than .50% per year (.001369863% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

  We will value the assets in the Separate Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

CALCULATION OF GUARANTEED ACCOUNT VALUE. The Guaranteed Account Value at any time is equal to the amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred and withdrawn from it. Amounts deducted, transferred or withdrawn will be on a last in, first out basis.

  We will credit the Guaranteed Account Value with interest at effective annual rates we determine. These rates will not be less than 4%. For the amount in the Guaranteed Account at the beginning of a calendar year, we will determine such interest rates in advance of each calendar year. Such rates will apply to the calendar year which follows the date of determination. For amounts allocated or transferred to the Guaranteed Account during a calendar year, we will determine such interest rates in advance of the date such amount is received or transferred. Such rates will apply to the end of the calendar year in which the payment is received or the transfer is made.

  Interest will be credited on each Policy Processing Day as follows:

  For amounts in the Guaranteed Account for the entire prior policy month, from the beginning to the end of such policy month;

  For amounts allocated to the Guaranteed Account during the prior policy month, from the date we allocate a Net Premium to the Guaranteed Account or receive a loan repayment to the end of the policy month;

  For amounts transferred to the Guaranteed Account during the prior policy month, from the date of transfer to the end of the policy month;

  For amounts deducted or withdrawn from the Guaranteed Account during the prior policy month, from the beginning of the prior policy month to the date of deduction or withdrawal.

MONTHLY DEDUCTIONS. On each Policy Processing Day, beginning on the Policy Date, we will deduct the following charges from the Policy Account Value:

  1.   The Monthly Administrative Charge shown in the Policy Schedule;
  2. On the first 12 Policy Processing Days, the Initial Administrative Charge shown in the Policy Schedule;
  3. The monthly cost of any benefits provided by rider to this Policy, in accordance with such rider;
  4.   The monthly cost of insurance charge, as described below.

  The monthly cost of insurance charge is: (a) multiplied by the result of (b) minus (c):

  (a) is the current monthly cost of insurance rate per $1000 divided by 1000; and the result of (b) minus (e) is the net amount at risk where:
  (b) is your current death benefit; and
  (c) is your Policy Account Value (after other deductions but before cost of insurance).



Form C127                               Page 14

  The cost of insurance rates are based on the Insured's Attained Age, Premium Class and duration. For the Initial Face Amount, we will use the Premium Class as of the Policy Issue Date. For each Face Amount increase, we will use the Premium Class and duration applicable to the increase. Current cost of insurance rates will be determined by the Company based on our expectations as to future mortality costs and expenses. However, these rates will never exceed those shown in the Table of Guaranteed Maximum Cost of Insurance Rates Per $1000 of Net Amount At Risk shown in the Policy Schedule. If Death Benefit Option A is in effect and there have been Face Amount increases, the Policy Account Value will first be considered as part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it will be considered as a part of the increases in Face Amount in the order of such increases.

OTHER DEDUCTIONS. We also make the following other deductions from the Policy Account Value as they occur:

  1.   Charge for partial withdrawal of Net Cash Surrender Value;
  2. Surrender charges if during the first 10 Policy Years or within 10 years of the effective date of an increase in Face Amount, you surrender this policy for its Net Cash Surrender Value, reduce the Face Amount of insurance, or this policy lapses at the end of a Grace Period;
  3.   Charge to increase the Face Amount of insurance;
  4.   Charge for certain transfers of the Policy Account Value.

                           SURRENDERS AND WITHDRAWALS

SURRENDER FOR NET CASH SURRENDER VALUE. You may surrender this Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of this Policy at any time is equal to the Policy Account Value on such date less any Surrender Charge and any Additional Surrender Charge, less any outstanding policy loan and accrued interest. We will determine the Net Cash Surrender Value on the date we receive your signed written surrender request at our Home Office. Coverage under this Policy will end on the date you send the surrender request to us.

SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value during the first 10 Policy Years, or if this Policy lapses during the first 10 Policy Years, we will deduct a Surrender Charge from the Policy Account Value. This Surrender Charge has two parts: the Deferred Administrative Charge and the Deferred Sales Charge. The amounts of such charges are shown in the Policy Schedule.

  If you request a reduction in the Initial Face Amount during any of the first 10 Policy Years, we will deduct a pro rata Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Surrender Charge will be the Surrender Charge multiplied by the amount of the reduction in the Initial Face Amount divided by the Initial Face Amount as of the effective date of such reduction.

  We will allocate the pro rata Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

ADDITIONAL SURRENDER CHARGE. If you surrender this Policy for its Net Cash Surrender Value within 10 years of the effective date of an increase in Face Amount or if this policy lapses within 10 years of the effective date of an increase in Face Amount, we will deduct an Additional Surrender Charge from the Policy Account Value. The Additional Surrender Charge is a Deferred Additional Sales Charge. The amount of such charge or charges will be shown in the Policy Schedule pages issued when you increase the Face Amount.

  If you request a reduction in Face Amount within 10 years of the effective date of a Face Amount increase, we will deduct a pro rata Additional Surrender Charge from the Policy Account Value as of the effective date of such reduction. The amount of such pro rata Additional Surrender Charge will be the Additional Surrender Charge applicable to the Face Amount increase multiplied by the amount of reduction in the Face Amount increase divided by the amount of the Face Amount increase as of the effective date of such reduction.

  We will allocate the pro rata Additional Surrender Charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. After the first Policy Year, you may make a written request for a partial withdrawal of the Net Cash Surrender Value, subject to restrictions below and the minimum amount shown in the Policy Schedule. As of the date we receive your request at our Home Office, we will reduce the Policy Account Value by the amount withdrawn plus the expense charge for a partial withdrawal shown in the Policy Schedule. If Death Benefit Option A is in effect, we will reduce the Face Amount by such amount.

Form C127                             Page 15

  We will allocate the withdrawal and expense charge based on the proportion that your Guaranteed Account Value and the value in your Separate Accounts bear to the total unloaned Policy Account Value.

  We reserve the right to decline your withdrawal request if: the Face Amount would be reduced below the minimum amount for which we would then issue this Policy under our rules; or we determine that the withdrawal would cause this Policy to fail to qualify as life insurance under applicable tax laws, as interpreted by us.

  If we approve your request, we will issue revised Policy Schedule pages reflecting the changes, if any. The revised pages will become a part of this policy. We may require you to return the policy to make the change.


                             POLICY LOAN PROVISIONS

You may borrow from this Policy while it has a loan value. This Policy will be the only security for the loan. Any policy loan must be for at least the minimum amount shown in the Policy Schedule. The maximum amount which may be borrowed is the Net Cash Surrender Value. We will allocate the loan based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

  The collateral for the loan will be the loan amount plus accrued interest to the next Policy Anniversary less interest at 4% per annum which will be earned to such Policy Anniversary. The collateral for the loan will be deducted from each account and transferred to the Loan Account. The collateral for any existing loan will be recalculated: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

EFFECT OF LOANS. A policy loan will have a permanent effect on your benefits under this Policy, even if it is repaid. The loan amount which is transferred to the Loan Account will be maintained separately.

INTEREST RATE CHARGED ON LOANS. We will charge interest on loans at the fixed yearly rate of 6%. Loan interest is due at the end of each Policy Year. If you do not pay the interest when it is due, we will add it to the outstanding loan. The unpaid interest will then be treated as part of the loaned amount and bear interest at the policy loan interest rate. We will allocate the unpaid interest based on the proportion that your Guaranteed Account Value and the value of your Separate Accounts bear to the total unloaned Policy Account Value.

LOAN INTEREST CREDITED. We will credit the Loan Account with interest at an effective annual rate we determine. This rate will not be less than 4%. We will determine such rate in advance of each calendar year. This rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to each of your Accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

LOAN REPAYMENTS. You may repay all or part of a policy loan at any time while the Insured is alive and this Policy is in force. We will assume that any payments made while there is an outstanding loan on this Policy is a loan repayment, unless you tell us, in writing, that such is a premium payment.

  Repayments will first be allocated to the accounts based on the allocation of the outstanding loan from each account as of the date of repayment. Any repayment in excess of the amount of the outstanding loan will be allocated based on the amount of accrued interest for the outstanding loan.

  Failure to repay a loan or pay loan interest will not cause this policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. In that event, the Grace Period provision will apply.

                              DIVIDEND PROVISIONS

  While this Policy is in force, we will determine its share in our divisible surplus once a year. It is not anticipated that dividends will be paid on this Policy. Any dividends paid will be credited on the Policy Anniversary. You may select one of the Dividend Options listed below. If you do not select any Option, we will pay any dividends under Option 2:

  1.   CASH. We will pay any dividend to you in cash.
  2. PREMIUM PAYMENT. We will consider the dividend to be a Net Premium. We will allocate it in accordance with the premium allocation schedule then in effect.



Form C127                           Page 16

                                PAYMENT OPTIONS


     Payments under these Options will not be affected by the investment experience of any Separate Account after proceeds are applied under such Options.

     Instead of being paid in one sum, the proceeds of this Policy may be paid under one of the Options below.

OPTION 1 - PROCEEDS AT INTEREST. We will pay interest on the proceeds at 12, 6, 3 or 1 month intervals, as elected. The interest per interval for each $1,000 of proceeds is shown in the table below:

         INTERVAL IN MONTHS                 AMOUNT OF INTEREST

                 12                              $30.00
                  6                               14.89
                  3                                7.42
                  1                                2.47

OPTION 2 - INSTALMENTS OF A SPECIFIED AMOUNT. We will pay the proceeds in equal instalments of the amount elected with our consent at 12, 6, 3 or 1 month intervals. We will add interest on the balance of proceeds to such balance each year. We will pay instalments until the proceeds and interest are exhausted. The last instalment will be for the balance only of the proceeds and interest.

OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in the number of equal months instalments certain set forth in the election. We will base the amount of each instalment on the Option 3 table. If so elected, the instalments may be paid at 12, 6 or 3 month intervals. The amount of each instalment in such case will be the product of the monthly instalment and the factor shown in the table below:

                                            FACTOR APPLIED TO
         INTERVAL IN MONTHS                 MONTHLY INSTALMENT

                 12                              11.839
                  6                               5.963
                  3                               2.993

OPTION 4 - LIFE INCOME. We will use the proceeds to provide equal monthly instalments during the payee's life. We will pay the instalments, as elected, either without instalments certain or with instalments certain for 120 months, for 240 months, or until the proceeds are refunded.

     "Until the proceeds are refunded" means until the sum of the instalments paid by us equals he amount of proceeds settled under this Option. We will base the amount of each instalment on the Option 4 table.

OPTION 5 - JOINT AND SURVIVOR LIFE INCOME. We will use the proceeds to provide equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor.

     We will pay the instalments certain for either 120 or 240 months, as elected. We will base the amount of each instalment on the Option 5 table.

DATE OF FIRST PAYMENT. We will make the first payment under Option 1 at the end of the first payment interval. We will make the first payment under Option 2, 3, 4 or 5 on the date on which the Option takes effect.

INTEREST. The interest rate underlying all of the above Options is 3% per year. Additional interest may be declared each year by us. Such additional interest will:

     1.   increase the interest payment under Option 1;
     2.   be added to the proceeds under Option 2; or
     3.   increase the instalments certain under Option 3, 4 or 5.

WITHDRAWAL OR COMMUTATION. If expressly provided in the election of the Option but not otherwise, the payee will have the right to:

     1. withdraw all or part of the balance of the proceeds under Option 1 or 2; or
     2. take in one sum the commuted value of any balance of the instalments certain under Option 3, 4, or 5.

     Partial withdrawals will be subject to our published minimum amount limited in effect at the time the Option is elected. Such commuted value will be based on compound interest at a yearly rate of 3%. Under Option 4 or 5, no instalments other than instalments certain may be commuted.

     We may defer payment of the amount withdrawn or commuted for a period not exceeding 6 months.

SETTLEMENT AT DEATH OF PAYEE. After the death of the payee (the survivor in the case of Option 5), we will make payment as directed in the election of the Option. Such direction is subject to our approval.

The amount subject to such payment will be:

     1.   any balance of proceeds, with accrued interest, under Option 1 or 2;
          or
     2.   the value of any remaining instalments certain under Option 3, 4 or 5.



Form C127                          Page 17

                 OPTION 3 - INSTALMENTS FOR A SPECIFIED PERIOD
   Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled
                                 Under Option 3

-------------------------------------------------------------------------------------------------------------
                                          Monthly Instalments Certain
-------------------------------------------------------------------------------------------------------------
    No.   Amount      No.     Amount     No.     Amount   No.      Amount   No.     Amount    No.      Amount
-------------------------------------------------------------------------------------------------------------
    12    $84.47      72     $15.14     132      $8.86    192      $6.53    252      $5.32    312      $4.59
    24     42.86      84      13.16     144       8.24    204       6.23    264       5.15    324       4.47
    36     28.99      96      11.68     156       7.71    216       5.96    276       4.99    336       4.37
    48     22.06     108      10.53     168       7.26    228       5.73    288       4.84    348       4.27
    60     17.91     120       9.61     180       6.87    240       5.51    300       4.71    360       4.18
-------------------------------------------------------------------------------------------------------------

                             OPTION 4 - LIFE INCOME
   Monthly Instalments for Each $1,000 of the Proceeds of This Policy Settled
            Under Option 4 Where the incomes are the same the longer
                           certain period will apply.

------------------------------------------------------------------------------------------------
             Number of Monthly Instalments                     Number of Monthly Instalments
                      Certain                                           Certain
         -------------------------------------             -------------------------------------
Age of                                 Until       Age of                                 Until
Payee*                                Proceeds     Payee*                               Proceeds
          None      120       240       Are                 None      120       240       Are
                                      Refunded                                          Refunded
------------------------------------------------------------------------------------------------
 5**     $2.75     $2.75     $2.75     $2.74        25     $3.02     $3.02     $3.01     $3.01
 6        2.76      2.76      2.76      2.75        26      3.04      3.04      3.03      3.02
 7        2.77      2.77      2.77      2.76        27      3.06      3.06      3.05      3.04
 8        2.78      2.78      2.78      2.77        28      3.08      3.08      3.07      3.06
 9        2.79      2.79      2.79      2.78        29      3.10      3.10      3.09      3.09

10        2.80      2.80      2.80      2.79        30      3.13      3.12      3.12      3.11
11        2.81      2.81      2.81      2.80        31      3.15      3.15      3.14      3.13
12        2.82      2.82      2.82      2.82        32      3.18      3.17      3.16      3.15
13        2.83      2.83      2.83      2.83        33      3.20      3.20      3.19      3.18
14        2.85      2.85      2.84      2.84        34      3.23      3.23      3.22      3.20

15        2.86      2.86      2.86      2.85        35      3.26      3.26      3.24      3.23
16        2.87      2.87      2.87      2.86        36      3.29      3.29      3.27      3.26
17        2.89      2.89      2.88      2.88        37      3.32      3.32      3.30      3.29
18        2.90      2.90      2.90      2.89        38      3.35      3.35      3.33      3.32
19        2.92      2.92      2.91      2.91        39      3.39      3.38      3.37      3.35

20        2.93      2.93      2.93      2.92        40      3.42      3.42      3.40      3.38
21        2.95      2.95      2.94      2.94        41      3.46      3.46      3.43      3.42
22        2.96      2.96      2.96      2.95        42      3.50      3.50      3.47      3.45
23        2.98      2.98      2.98      2.97        43      3.54      3.54      3.51      3.49
24        3.00      3.00      2.99      2.99        44      3.59      3.58      3.55      3.53
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
             Number of Monthly Instalments                     Number of Monthly Instalments
                      Certain                                           Certain
         -------------------------------------             -------------------------------------
Age of                                Until      Age of                                 Until
Payee*                              Proceeds     Payee*                               Proceeds
          None     120       240      Are                 None      120       240       Are
                                    Refunded                                          Refunded
------------------------------------------------------------------------------------------------
45     $3.63     $3.63     $3.59     $3.57        65     $5.35     $5.22     $4.79     $4.97
46      3.68      3.67      3.63      3.61        66      5.51      5.36      4.86      5.08
47      3.73      3.72      3.68      3.66        67      5.67      5.50      4.93      5.20
48      3.79      3.77      3.72      3.70        68      5.85      5.65      5.00      5.33
49      3.84      3.83      3.77      3.75        69      6.04      5.80      5.06      5.47

50      3.90      3.89      3.82      3.80        70      6.25      5.96      5.12      5.61
51      3.97      3.95      3.88      3.86        71      6.47      6.14      5.18      5.76
52      4.03      4.01      3.93      3.91        72      6.71      6.31      5.23      5.93
53      4.10      4.08      3.99      3.97        73      6.97      6.50      5.28      6.10
54      4.18      4.15      4.04      4.03        74      7.26      6.69      5.32      6.28

55      4.25      4.22      4.11      4.10        75      7.56      6.89      5.35      6.48
56      4.34      4.30      4.17      4.17        76      7.90      7.09      5.39      6.68
57      4.42      4.38      4.23      4.24        77      8.26      7.29      5.41      6.90
58      4.52      4.47      4.30      4.31        78      8.65      7.49      5.43      7.13
59      4.61      4.56      4.37      4.39        79      9.07      7.69      5.45      7.38

60      4.72      4.66      4.44      4.48        80      9.53      7.89      5.47      7.64
61      4.83      4.76      4.51      4.56        81     10.03      8.08      5.48      7.91
62      4.95      4.86      4.58      4.66        82     10.57      8.26      5.49      8.21
63      5.07      4.98      4.65      4.75        83     11.16      8.43      5.49      8.51
64      5.21      5.10      4.72      4.86        84     11.79      8.59      5.50      8.83

                                                  85+    12.48      8.74      5.50      9.18
------------------------------------------------------------------------------------------------

 *On birthday nearest to due date of first instalment.      **Ages 5 and under.

 +Ages 85 and over.





Form SO-1980-U                          Page 18

                   OPTION 5 - JOINT AND SURVIVOR LIFE INCOME
       Monthly Instalments for Each $1,000 of the Proceeds of This Policy
                             Settled Under Option 5

----------------------------------------------------------------------------------------------------------------
                                    WITH 120 MONTHLY INSTALMENTS CERTAIN
----------------------------------------------------------------------------------------------------------------
Age of                                         Age of Other Payee*
Insured*   -----------------------------------------------------------------------------------------------------
             50      51      52      53      54      55      56      57      58      59      60      61      62
----------------------------------------------------------------------------------------------------------------
50         $3.60   $3.63   $3.66   $3.69   $3.72   $3.75   $3.77   $3.80   $3.83   $3.85   $3.88   $3.90   $3.92
51          3.62    3.65    3.68    3.71    3.74    3.77    3.80    3.83    3.86    3.89    3.91    3.94    3.97
52          3.64    3.67    3.70    3.74    3.77    3.80    3.83    3.86    3.89    3.92    3.95    3.98    4.01
53          3.66    3.69    3.72    3.76    3.79    3.82    3.86    3.89    3.92    3.96    3.99    4.02    4.05
54          3.67    3.71    3.74    3.78    3.81    3.85    3.89    3.92    3.96    3.99    4.02    4.06    4.09

55          3.69    3.72    3.76    3.80    3.84    3.87    3.91    3.95    3.99    4.02    4.06    4.10    4.13
56          3.70    3.74    3.78    3.82    3.86    3.90    3.94    3.98    4.02    4.06    4.10    4.13    4.17
57          3.72    3.76    3.80    3.84    3.88    3.92    3.96    4.00    4.05    4.09    4.13    4.17    4.21
58          3.73    3.77    3.81    3.86    3.90    3.94    3.99    4.03    4.08    4.12    4.17    4.21    4.25
59          3.74    3.79    3.83    3.87    3.92    3.96    4.01    4.06    4.10    4.15    4.20    4.25    4.29

60          3.75    3.80    3.84    3.89    3.94    3.98    4.03    4.08    4.13    4.18    4.23    4.28    4.33
61          3.77    3.81    3.86    3.91    3.95    4.00    4.05    4.11    4.16    4.21    4.26    4.32    4.37
62          3.78    3.82    3.87    3.92    3.97    4.02    4.07    4.13    4.18    4.24    4.29    4.35    4.41
63          3.79    3.83    3.88    3.93    3.99    4.04    4.09    4.15    4.21    4.26    4.32    4.38    4.44
64          3.80    3.84    3.90    3.95    4.00    4.06    4.11    4.17    4.23    4.29    4.35    4.41    4.48

65          3.80    3.85    3.91    3.96    4.01    4.07    4.13    4.19    4.25    4.31    4.38    4.44    4.51

70          3.84    3.89    3.95    4.01    4.07    4.13    4.20    4.27    4.34    4.41    4.49    4.57    4.65

75          3.86    3.92    3.98    4.04    4.11    4.17    4.25    4.32    4.40    4.48    4.57    4.66    4.75

80          3.87    3.93    4.00    4.06    4.13    4.20    4.27    4.35    4.44    4.52    4.61    4.71    4.81
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                WITH 120 MONTHLY INSTALMENTS CERTAIN
--------------------------------------------------------
Age of                     Age of Other Payee*
Insured*   ---------------------------------------------
            63      64      65      70      75      80
--------------------------------------------------------
50         $3.95   $3.97   $3.99   $4.08   $4.14   $4.18
51          3.99    4.01    4.04    4.13    4.20    4.25
52          4.03    4.06    4.08    4.19    4.27    4.32
53          4.08    4.11    4.13    4.25    4.34    4.40
54          4.12    4.15    4.18    4.31    4.41    4.48

55          4.17    4.20    4.23    4.37    4.48    4.56
56          4.21    4.25    4.28    4.44    4.56    4.64
57          4.25    4.29    4.33    4.50    4.64    4.73
58          4.30    4.34    4.38    4.57    4.72    4.82
59          4.34    4.38    4.43    4.64    4.80    4.92

60          4.38    4.43    4.48    4.71    4.89    5.02
61          4.42    4.48    4.53    4.77    4.98    5.12
62          4.46    4.52    4.58    4.84    5.07    5.23
63          4.50    4.56    4.62    4.91    5.16    5.34
64          4.54    4.60    4.67    4.98    5.25    5.45

65          4.58    4.64    4.71    5.05    5.35    5.57

70          4.73    4.82    4.91    5.36    5.81    6.18

75          4.84    4.94    5.05    5.62    6.23    6.78

80          4.91    5.02    5.14    5.79    6.54    7.27
--------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.


----------------------------------------------------------------------------------------------------------------
                                    WITH 240 MONTHLY INSTALMENTS CERTAIN
----------------------------------------------------------------------------------------------------------------
Age of                                         Age of Other Payee*
Insured*   -----------------------------------------------------------------------------------------------------
            50      51      52      53      54      55      56      57      58      59      60      61      62
----------------------------------------------------------------------------------------------------------------
50         $3.60   $3.63   $3.65   $3.68   $3.71   $3.73   $3.76   $3.79   $3.81   $3.84   $3.86   $3.88   $3.90
51          3.61    3.64    3.67    3.70    3.73    3.76    3.79    3.82    3.84    3.87    3.89    3.92    3.94
52          3.63    3.66    3.69    3.72    3.76    3.79    3.82    3.85    3.87    3.90    3.93    3.95    3.98
53          3.65    3.68    3.71    3.75    3.78    3.81    3.84    3.87    3.90    3.93    3.96    3.99    4.02
54          3.66    3.70    3.73    3.77    3.80    3.83    3.87    3.90    3.93    3.97    4.00    4.03    4.06

55          3.68    3.71    3.75    3.79    3.82    3.86    3.89    3.93    3.96    4.00    4.03    4.06    4.09
56          3.69    3.73    3.77    3.80    3.84    3.88    3.92    3.95    3.99    4.03    4.06    4.10    4.13
57          3.70    3.74    3.78    3.82    3.86    3.90    3.94    3.98    4.02    4.06    4.09    4.13    4.17
58          3.72    3.76    3.80    3.84    3.88    3.92    3.96    4.00    4.04    4.09    4.13    4.16    4.20
59          3.73    3.77    3.81    3.85    3.90    3.94    3.98    4.03    4.07    4.11    4.15    4.20    4.24

60          3.74    3.78    3.82    3.87    3.91    3.96    4.00    4.05    4.09    4.14    4.18    4.23    4.27
61          3.75    3.79    3.84    3.88    3.93    3.97    4.02    4.07    4.12    4.16    4.21    4.26    4.30
62          3.76    3.80    3.85    3.89    3.94    3.99    4.04    4.09    4.14    4.19    4.23    4.28    4.33
63          3.77    3.81    3.86    3.91    3.95    4.00    4.05    4.10    4.16    4.21    4.26    4.31    4.36
64          3.77    3.82    3.87    3.92    3.97    4.02    4.07    4.12    4.17    4.23    4.28    4.33    4.39

65          3.78    3.83    3.88    3.93    3.98    4.03    4.08    4.14    4.19    4.25    4.30    4.36    4.41

70          3.81    3.86    3.91    3.96    4.02    4.07    4.13    4.19    4.25    4.31    4.38    4.44    4.50

75          3.82    3.87    3.92    3.98    4.03    4.09    4.16    4.22    4.28    4.35    4.42    4.48    4.55

80          3.82    3.87    3.93    3.98    4.04    4.10    4.16    4.23    4.29    4.36    4.43    4.50    4.57
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                WITH 240 MONTHLY INSTALMENTS CERTAIN
--------------------------------------------------------

Age of                  Age of Other Payee*
Insured*   ---------------------------------------------
            63      64      65      70      75      80
--------------------------------------------------------
50         $3.92   $3.94   $3.96   $4.03   $4.06   $4.08
51          3.96    3.98    4.00    4.08    4.12    4.14
52          4.00    4.02    4.05    4.13    4.17    4.19
53          4.04    4.07    4.09    4.18    4.23    4.25
54          4.08    4.11    4.13    4.23    4.29    4.31

55          4.12    4.15    4.18    4.29    4.35    4.38
56          4.16    4.19    4.22    4.34    4.41    4.44
57          4.20    4.24    4.27    4.40    4.47    4.50
58          4.24    4.28    4.31    4.45    4.53    4.57
59          4.28    4.31    4.35    4.50    4.59    4.63

60          4.31    4.35    4.39    4.55    4.65    4.69
61          4.35    4.39    4.43    4.61    4.71    4.76
62          4.38    4.42    4.47    4.66    4.77    4.82
63          4.41    4.46    4.50    4.70    4.83    4.88
64          4.44    4.49    4.54    4.75    4.88    4.94

65          4.46    4.52    4.57    4.79    4.93    5.00

70          4.57    4.63    4.69    4.97    5.15    5.24

75          4.62    4.69    4.76    5.07    5.28    5.38

80          4.64    4.71    4.78    5.11    5.33    5.44
--------------------------------------------------------

* On birthday nearest to due date of first instalment. The amount of the monthly instalment for any combination of ages not shown in this table will be furnished on request.



Form SO-1980-U                     Page 19

                    A GUIDE TO THE PROVISIONS OF THIS POLICY

                                                                                          Page
                                                                                          ----
     Calculation of Values  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13-15
     Death Benefit Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9-10
     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Description of Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Dividend Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Endorsements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-8
     Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17-19
     Policy Account Value: Allocations
          and Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     Policy Description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     Policy Loan Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Policy Owner and Beneficiary
          Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Policy Specifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-5
     Premium Expense Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     Premium Payment Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-11
     Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Surrenders and Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15-16



Form C127                              Page 21

          Flexible Premium Adjustable Variable Life Insurance Policy.
        Insurance Proceeds payable upon death before Final Policy Date.
               Policy Account Value payable on Final Policy Date.
                            Adjustable Death Benefit
      Values provided by this Policy are based on declared interest rates of the Guaranteed and Loan Accounts and on the
                investment experience of the Separate Accounts.
                                 Participating.
                            Employee Benefit Series.

                                     [LOGO]

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY OF PHILADELPHIA
              1600 Market Street, Philadelphia, Pennsylvania 19103



Form C127A